CSMC 2007-C5        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 19, 2007

                                 CMBS NEW ISSUE

                                  CSMC 2007-C5

                       COLLATERAL & STRUCTURAL TERM SHEET

                                 $2,411,318,000

                                  (APPROXIMATE)

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                 SERIES 2007-C5

                 [COLUMN FINANCIAL LOGO A Credit Suisse Company]

       [CAPMARK(TM) LOGO]                                     [KeyBank(R) LOGO]

                                  CREDIT SUISSE

CAPMARK SECURITIES INC.    KEYBANC CAPITAL MARKETS   J.P. MORGAN SECURITIES INC.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

I.  TRANSACTION OFFERING (1)

                         INITIAL         APPROXIMATE%                                     ASSUMED
                        PRINCIPAL          OF TOTAL                                      WEIGHTED
                         BALANCE            INITIAL      APPROXIMATE        INITIAL       AVERAGE                     EXPECTED
          EXPECTED     OR NOTIONAL         PRINCIPAL    INITIAL CREDIT   PASS-THROUGH      LIFE        EXPECTED      PRINCIPAL
CLASS   RATINGS (2)      AMOUNT             BALANCE        SUPPORT         RATE (3)     (YEARS)(4)   MATURITY(4)     WINDOW(4)
-----   ------------   ----------------  ------------   --------------   ------------   ----------   -----------   -------------
OFFERED CERTIFICATES:
 A-1      AAA/AAA       $33,000,000           1.21%          30.00%            %            2.8         06/12      12/07 - 06/12
 A-2      AAA/AAA      $315,000,000          11.58%          30.00%            %            4.7         09/12      06/12 - 09/12
 A-3      AAA/AAA      $161,000,000           5.92%          30.00%            %            6.7         09/14      05/14 - 09/14
 A-AB     AAA AAA       $65,083,000           2.39%          30.00%            %            7.0         11/16      09/12 - 11/16
 A-4      AAA/AAA      $851,000,000          31.28%          30.00%            %            9.5         07/17      11/16 - 07/17
A-1-A     AAA/AAA      $479,484,000          17.62%          30.00%            %            7.4         07/17      12/07 - 07/17
 A-M      AAA/AAA      $272,081,000          10.00%          20.00%            %            9.7         08/17      07/17 - 08/17
 A-J      AAA/AAA      $210,863,000           7.75%          12.25%            %            9.8         09/17      08/17 - 09/17
  B       AA+/AA+       $23,807,000           0.87%          11.38%            %            9.8         09/17      09/17 - 09/17
 A-SP     AAA/AAA                   (6)         N/A            N/A             %                                        N/A
NON-OFFERED CERTIFICATES (7):
  C         AA/AA       $20,406,000           0.75%          10.63%            %            9.8         09/17      09/17 - 09/17
  D        AA-/AA-      $34,010,000           1.25%          9.38%             %            9.8         09/17      09/17 - 09/17
  E         A+/A+       $30,609,000           1.12%          8.25%             %            9.8         09/17      09/17 - 09/17
  F          A/A        $13,604,000           0.50%          7.75%             %            9.8         09/17      09/17 - 09/17
  G         A-/A-       $40,813,000           1.50%          6.25%             %            9.8         09/17      09/17 - 09/17
  H       BBB+/BBB+     $20,406,000           0.75%          5.50%             %            9.8         10/17      09/17 - 10/17
  J        BBB/BBB      $30,609,000           1.12%          4.38%             %            9.9         10/17      10/17 - 10/17
  K       BBB-/BBB-     $23,807,000           0.87%          3.50%             %            9.9         10/17      10/17 - 10/17
  L        BB+/BB+      $10,203,000           0.37%          3.13%             %            9.9         10/17      10/17 - 10/17
  M         BB/BB       $10,203,000           0.37%          2.75%             %            9.9         10/17      10/17 - 10/17
  N        BB-/BB-      $10,203,000           0.37%          2.38%             %            9.9         10/17      10/17 - 10/17
  O         B+/NR       $17,005,000           0.62%          1.75%             %           10.0         11/17      10/17 - 11/17
  P         B/NR         $3,401,000           0.12%          1.63%             %           10.0         11/17      11/17 - 11/17
  Q         B-/NR       $10,203,000           0.37%          1.25%             %           10.0         11/17      11/17 - 11/17
  S         NR/NR       $34,010,685           1.25%          0.00%             %           10.1         08/22      11/17 - 08/22
 A-X       AAA/AAA   $2,720,810,685 (6)        N/A            N/A              %            8.4         08/22           N/A

            LEGAL
CLASS      STATUS      ERISA(5)
-----   ------------   --------
OFFERED CERTIFICATES:
 A-1       Public         Yes
 A-2       Public         Yes
 A-3       Public         Yes
 A-AB      Public         Yes
 A-4       Public         Yes
A-1-A      Public         Yes
 A-M       Public         Yes
 A-J       Public         Yes
  B        Public         Yes
 A-SP      Public         Yes
NON-OFFERED CERTIFICATES (7):
  C     Private-144A      Yes
  D     Private-144A      Yes
  E     Private-144A      Yes
  F     Private-144A      Yes
  G     Private-144A      Yes
  H     Private-144A      Yes
  J     Private-144A      Yes
  K     Private-144A      Yes
  L     Private-144A       No
  M     Private-144A       No
  N     Private-144A       No
  O     Private-144A       No
  P     Private-144A       No
  Q     Private-144A       No
  S     Private-144A       No
 A-X    Private-144A      Yes

(1) The commercial mortgage backed securities referred to in these materials, and the mortgage pool backing them, are subject to modification or revision (including the possibility that one or more classes of securities may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these securities, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

(2) These classes are expected to be rated by Standard & Poor's Ratings Services, a division of The Mcgraw-Hill Companies, Inc., and Fitch, Inc. "NR" means not rated.

(3) Classes _, _ and _ will be fixed rate. Classes_, _ and _ will have a pass through rate that is fixed subject to the net WAC of the mortgage pool. Classes _ and _ will have a pass through rate that is equal to the net WAC of the mortgage pool.

(4) Assumes 0% CPR, no defaults, no extensions and ARD Loans (as described in the free writing prospectus) pay in full on their respective anticipated repayment dates. Otherwise based on "Modeling Assumptions" set forth in the free writing prospectus. Assumed weighted average life expressed in years.

(5) Expected to be eligible for Credit Suisse Securities (USA) LLC individual prohibited transaction exemption under ERISA.

(6)  Notional Amount.

(7)  Not offered by the Free Writing Prospectus or this term sheet.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

II. MORTGAGE LOAN SELLER PROFILE

     Column Financial, Inc. ("Column") will be selling 132 mortgage loans, representing 61.4 % of the initial mortgage pool balance, to Credit Suisse First Boston Mortgage Securities Corp. for transfer to the issuing entity. Column was established in August 1993 and is an indirect wholly-owned subsidiary of Credit Suisse Securities (USA) LLC. Column has originated more than 10,065 commercial and multifamily mortgage loans, totaling approximately $131.5 billion, since its inception. Column sources, underwrites and closes various mortgage loan products through 18 production offices located throughout the U.S. and Canada.

     Capmark Finance Inc. ("Capmark") will be selling 35 mortgage loans, representing 22.7% of the initial mortgage pool balance, to Credit Suisse First Boston Mortgage Securities Corp. for transfer to the issuing entity. Capmark has been engaged in the origination and securitization of multifamily and commercial mortgage loans since 1996.

     KeyBank National Association ("KeyBank") will be selling 27 mortgage loans, representing 15.9% of the initial mortgage pool balance, to Credit Suisse First Boston Mortgage Securities Corp. for transfer to the issuing entity. KeyBank, a national banking association, is a wholly-owned subsidiary of KeyCorp. KeyBank, headquartered in Cleveland, Ohio, provides financial services, including commercial and multifamily real estate financing, throughout the United States. As of June 30, 2007, KeyBank had total assets of approximately $89.930 billion, total liabilities including minority interests in consolidated subsidiaries of approximately $83.091 billion and approximately $6.839 billion in stockholders' equity. As of June 30, 2007, KeyBank Real Estate Capital, a division of KeyBank, had total assets of approximately $14.9 billion, comprised of construction and interim loans, CMBS investments, and conduit and other fixed rate permanent loans. The Commercial Mortgage Group originated approximately $3.3 billion in commercial mortgage loans in 2006, and has a current servicing portfolio of $122.8 billion as of June 30, 2007.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

III. COLLATERAL OVERVIEW (1)

     -    MORTGAGE LOAN POOL
          Initial Mortgage Pool Balance:            $2,720,810,685
          Average Cut-off Date Principal Balance:   $14,024,797
          Loans / Properties:                       194/232
          Largest Loan:                             7.4%
          Five Largest Loans / Group of Loans:      32.0%
          Ten Largest Loans / Group of Loans:       44.4%

     -    PROPERTY TYPE CONCENTRATIONS
          Office:                                   29.2%
          Retail:                                   23.7%
          Multifamily (2):                          18.7%
          Hotel:                                    11.9%
          Industrial:                               8.4%
          Mixed Use:                                5.6%
          Self Storage:                             1.2%
          Healthcare:                               0.7%
          Other:                                    0.6%

     -    GEOGRAPHIC DISTRIBUTION
          New York:                                 25.7%
          Florida:                                  9.3%
          California (3):                           8.2%
          North Carolina:                           5.6%
          Texas:                                    5.6%
          Nevada:                                   3.5%
          Other:                                    39 other states, each individually 3.2% or less

     -    CREDIT STATISTICS
          Wtd. Avg. Underwritten DSCR (4):          1.35x
          Wtd. Avg. Cut-off Date LTV Ratio:         70.6%
          Wtd. Avg. Balloon/ARD LTV Ratio:          67.6%

(1) All information provided based on a Cut-Off Date in November 2007 unless otherwise noted.

(2) Includes Manufactured Housing, which comprises 0.4% of the initial mortgage pool balance.

(3) Properties located in "Southern California" comprise 6.1% of the initial mortgage pool balance and properties located in "Northern California" comprise 2.1% of the initial mortgage pool balance. "Southern California" consists of mortgaged real properties in California in zip codes less than or equal to 93600. "Northern California" consists of mortgaged real properties in California in zip codes greater than 93600.

(4) For additional information about DSCR calculations for the mortgage loans, please refer to the free writing prospectus and the accompanying diskette.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

     -    LOANS WITH RESERVE REQUIREMENTS (1, 2)
          Tax escrows:                              97.8%
          Insurance escrows:                        96.9%
          Cap. Ex escrows:                          91.0%
          TI/LC escrows (3):                        90.4%

     -    MORTGAGE LOAN POOL CHARACTERISTICS
          Gross WAC:                                6.1705%
          Wtd. Avg. Remaining Term (4):             102 months
          Wtd. Avg. Seasoning:                      4 months
          Call Protection:                          All of the mortgage loans provide for either a prepayment lockout period
                                                    ("Lockout"), a defeasance period ("Defeasance"), a yield maintenance premium period ("YMP"), or a combination thereof.
          Ownership Interest:                       90.3% (Fee), 7.7% (Leasehold), 2.0% (Fee/Leasehold)
          Delinquency:                              None of the mortgage loans will be delinquent with respect to any monthly debt service payment for 30 days or more as of the November 2007 due date.

(1)  Includes loans with provisions for upfront and/or collected reserves.

(2)  Includes loans that provide for springing reserves.

(3) TI/LC escrows are expressed as a percentage of only the mortgage loans secured by office, retail, mixed use and industrial properties.

(4) In the case of ARD Loans, the anticipated repayment date is assumed to be the maturity date.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

IV. TRANSACTION OVERVIEW

OFFERED CERTIFICATES:      Classes A-1, A-2, A-3, A-AB, A-4, A-1-A, A-M, A-J, B
                           and A-SP

PASS-THROUGH STRUCTURE:    Senior/Subordinate, Sequential Pay Pass-Through
                           Certificates

MORTGAGE LOAN SELLERS:     Column Financial, Inc., Capmark Finance Inc. and
                           KeyBank National Association

SPONSORS:                  Column Financial, Inc., Capmark Finance Inc. and
                           KeyBank National Association

BOOKRUNNER/LEAD MANAGER:   Credit Suisse Securities (USA) LLC

CO-MANAGERS:               Capmark Securities Inc., KeyBanc Capital Markets and
                           J.P. Morgan Securities Inc.

RATING AGENCIES:           Standard & Poor's Ratings Services and Fitch, Inc.

MASTER SERVICERS:          KeyCorp Real Estate Capital Markets, Inc. and Capmark
                           Finance Inc.

PRIMARY SERVICERS:         KeyCorp Real Estate Capital Markets, Inc., Capmark
                           Finance Inc. and Column Financial Inc. (No other primary servicer will service mortgage loans representing 10% or more of the initial mortgage pool balance)

SPECIAL SERVICER:          Centerline Capital Group

TRUSTEE:                   Wells Fargo Bank, N.A.

CUT-OFF DATE:              November 2007

SETTLEMENT DATE:           On or about November 14, 2007

DISTRIBUTION DATE:         The fourth business day following the Determination
                           Date in each month, beginning in December 2007

DETERMINATION DATE:        The eleventh calendar day of the month, or, if the
                           eleventh calendar day is not a business day, the next succeeding business day, beginning in December 2007

MINIMUM DENOMINATIONS:     $10,000 for all offered Certificates and in
                           additional multiples of $1

SETTLEMENT TERMS:          DTC, Euroclear and Clearstream, same day funds, with
                           accrued interest

ERISA: Classes A-1, A-2, A-3, A-AB, A-4, A-1-A, A-M, A-J, B and A-SP are expected to be eligible for the Lead Manager's individual prohibited transaction exemption with respect to ERISA, subject to certain conditions of eligibility.

TAX TREATMENT:             REMIC

ANALYTICS:                 Cashflows are expected to be available through
                           Bloomberg, the Trepp Group, and Intex Solutions.

TAX NOTICE:                THIS TERM SHEET IS NOT INTENDED OR WRITTEN TO BE
                           USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING
                           U.S. FEDERAL, STATE, OR LOCAL TAX PENALTIES. THIS
                           TERM SHEET IS WRITTEN AND PROVIDED BY THE DEPOSITOR
                           IN CONNECTION WITH THE PROMOTION OR MARKETING BY THE
                           MANAGERS OF THE TRANSACTIONS OR MATTERS ADDRESSED IN
                           THIS TERM SHEET. INVESTORS SHOULD SEEK ADVICE BASED
                           ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT
                           TAX ADVISOR.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

V. STRUCTURE DESCRIPTION

- For purposes of distributions to the Class A-1, A-2, A-3, A-AB, A-4 and A-1-A Certificates, the mortgage loans will consist of two groups ("Loan Group No. 1" and "Loan Group No. 2"). Generally, principal and interest distributions relating to Loan Group No. 1 will be allocated to the Class A-AB Certificates (until its balance reaches a scheduled balance), then to the Class A-1, A-2, A-3, A-4, A-AB and A-1-A Certificates sequentially. Generally, principal and interest distributions relating to Loan Group No. 2 will be allocated to the Class A-1-A, then to the A-AB (until its balance reaches a scheduled balance), A-1, A-2, A-3, A-4 and A-AB Certificates sequentially. Please see the Free Writing Prospectus for more detailed information.

- All principal remaining after the Class A-1, A-2, A-3, A-AB, A-4 and A-1-A Certificates have been retired will be allocated sequentially starting with the Class A-M Certificates.

- The Class A-X and Class A-SP Certificates will collectively accrue interest on the total principal balance of the Class A-1, A-2, A-3, A-AB, A-4, A-1-A, A-M, A-J, B, C, D, E, F, G, H, J, K, L, M, N, O, P, Q and S Certificates. The Free Writing Prospectus describes the notional amounts on which the Classes A-X and A-SP will individually accrue interest.

- The Class A-X and Class A-SP Certificates will collectively accrue interest at a rate approximately equal to the excess, if any, of the weighted average net coupon for the mortgage pool over the weighted average pass-through rate for the Class A-1, A-2, A-3, A-AB, A-4, A-1-A, A-M, A-J, B, C, D, E, F, G, H, J, K, L, M, N, O, P, Q and S Certificates. The Free Writing Prospectus describes the pass-through rates at which the Classes A-X and A-SP Certificates will individually accrue interest.

- Losses will be allocated to each Class of Certificates in reverse order of priority starting with the Class S through and including the Class A-M. Any remaining losses will be allocated to Class A-1, A-2, A-3, A-AB, A-4 and A-1-A on a pro rata basis.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

VI. YIELD MAINTENANCE CHARGES ALLOCATION

YIELD MAINTENANCE CHARGES:   Yield Maintenance Charges will generally be
                             distributed on each Distribution Date as follows: A portion (based on the product of the Base Interest
                             Fraction and the Principal Entitlement Fraction as described below) will be delivered to one or more of the following Classes: A-1, A-2, A-3, A-AB, A-4,
                             A-1-A, A-M, A-J, B, C, D, E, F, G, H, J and K
                             Certificates (the "Yield Maintenance Classes"). The entire amount remaining will be distributed to Class A-X, and in some cases, the Class A-SP
                             Certificates.

                             With respect to each Yield Maintenance Class, the "Base Interest Fraction" is a fraction, not greater than one or less than zero, having:

                             - a numerator equal to the excess, if any, of the pass-through rate on such class of Certificates over the relevant discount rate, and

                             - a denominator equal to the excess, if any, of the mortgage interest rate of the prepaid loan over the relevant discount rate.

                             With respect to each Yield Maintenance Class, the "Principal Entitlement Fraction" is a fraction having:

                             - a numerator equal to the total principal distributable on such class of Certificates attributable to the loan group that includes the prepaid mortgage loan on the subject Distribution Date, and

                             - a denominator equal to the total principal, distributable on all the Certificates, public and private, attributable to the loan group that includes the prepaid mortgage loan, on the subject Distribution Date.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

YIELD MAINTENANCE CHARGE EXAMPLE:   The following is an example of the Yield
                                    Maintenance Charge allocation based on the following assumptions:

                                    -    Class receiving 100% of the principal
                                         is A-1

                                    -    Mortgage rate: 8.00%

                                    -    The Discount Rate at time of
                                         prepayment: 5.75%

                                    -    The Class A-1 Pass-Through Rate is
                                         equal to 7.00%

METHOD                                      CLASS A-1 CERTIFICATES   CLASS A-X / CLASS A-SP CERTIFICATES
--------------------------------------------------------------------------------------------------------------
(Class Pass Through Rate - Discount Rate)   (7.00%-5.75%)            (100.00%-Class A-1 Certificate Percentage)
-----------------------------------------   -------------
(Mortgage Rate-Discount Rate)               (8.00%-5.75%)

Yield Maintenance Charge Allocation         55.56%                   44.44%

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                               STRUCTURE OVERVIEW

                 LOAN GROUP 1 SHORT TERM COLLATERAL SUMMARY (1)

                                                             CUT-OFF
                                                               DATE
MORTGAGE LOAN                                               PRINCIPAL      BALLOON
    NUMBER                    PROPERTY NAME                BALANCE (1)     BALANCE    PROPERTY TYPE
-------------  -----------------------------------------  ------------  ------------  -------------
  CLASS A-1
               CLASS A-1 TOTAL BALLOON PAYMENT                          $         --
               CLASS A-1 AMORTIZATION                                   $ 33,000,000
                                                                        ------------
               TOTAL CLASS A-1 CERTIFICATE BALANCE                      $ 33,000,000
                                                                        ============

  CLASS A-2
      14       Woodfield Crossing                         $ 41,440,000  $ 41,440,000      Office
      74       Plaza 85 Business Park                     $  8,115,000  $  8,115,000    Industrial
     194       Extra Space Self Storage                   $    824,000  $    798,898   Self Storage
      1        450 Lexington Avenue                       $200,000,000  $200,000,000      Office
      58       Grand Panama Building A2                   $  1,375,000  $  1,343,142      Retail
     104       Fly Away Parking                           $  5,474,382  $  5,026,149      Other
     114       Holcomb Bridge Business Center             $  4,800,000  $  4,659,165    Industrial
      26       Sheraton Studio City                       $ 24,700,000  $ 23,558,228      Hotel
     148       Calvine Road Self Storage                  $  3,100,000  $  3,029,284   Self Storage
     154       Carmichael Center                          $  2,940,000  $  2,820,264      Retail
      28       Hilton St. Louis - Downtown                $ 21,600,000  $ 20,780,201      Hotel
                                                                        ------------
               CLASS A-2 TOTAL BALLOON PAYMENT                          $311,570,333
               CLASS A-2 AMORTIZATION                                   $  3,429,667
                                                                        ------------
               TOTAL CLASS A-2 CERTIFICATE BALANCE                      $315,000,000
                                                                        ============

  CLASS A-3
      8        Fairfield Inn by Marriott Hotel Portfolio  $ 63,665,000  $ 63,665,000      Hotel
      47       9990 Empire Street (Hoist Fitness)         $ 11,560,000  $ 11,560,000    Industrial
     119       Storage Depot (Airport Storage)              $4,500,000  $  4,285,654   Self Storage
      7        Commerce Corporate Plaza                   $ 84,000,000  $ 80,219,284      Office
                                                                        ------------
               CLASS A-3 TOTAL BALLOON PAYMENT                          $159,729,938
               CLASS A-3 AMORTIZATION                                   $  1,270,062
                                                                        ------------
               TOTAL CLASS A-3 CERTIFICATE BALANCE                      $161,000,000
                                                                        ============

  CLASS A-AB
               CLASS A-AB TOTAL BALLOON PAYMENT                         $         --
               CLASS A-AB AMORTIZATION                                  $ 65,083,000
                                                                        ------------
               TOTAL CLASS A-AB CERTIFICATE BALANCE                     $ 65,083,000
                                                                        ============

                                                                        WEIGHTED
MORTGAGE LOAN  WEIGHTED AVERAGE   WEIGHTED AVERAGE  WEIGHTED AVERAGE  AVERAGE U/W
    NUMBER      REMAINING TERM   REMAINING IO TERM  CUT-OFF DATE LTV      DSCR
-------------  ----------------  -----------------  ----------------  -----------
  CLASS A-1






  CLASS A-2
      14              55                 55               80.0%          1.24x
      74              55                 55               75.8%          1.04x
     194              55                 20               71.7%          1.20x
      1               56                 56               36.4%          1.89x
      58              56                 33               75.2%          1.24x
     104              56                N/A               61.5%          1.43x
     114              56                 20               78.7%          1.24x
      26              57                 9                71.4%          1.42x
     148              57                 33               53.2%          1.26x
     154              57                 9                68.4%          1.20x
      28              58                 10               57.3%          1.30x

                      56                 47               49.2%          1.67X





  CLASS A-3
      8               78                 78               83.8%          1.51x
      47              79                 79               82.0%          1.16x
     119              81                 33               67.7%          1.20x
      7               82                 34               69.5%          1.15x

                      80                 54               75.9%          1.29X





  CLASS A-AB






(1)  Based on a November 2007 Cut-Off Date.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

VII. ADDITIONAL DEAL FEATURES

PREPAYMENT INTEREST SHORTFALLS:  Any Prepayment Interest Shortfalls that are not offset by the compensating payments made in limited circumstances by the applicable Master Servicer will generally be allocated pro-rata to each interest-bearing Class of Certificates in proportion to the amount of interest accrued on such Class for such distribution date.

ADVANCES:                        The applicable Master Servicer will generally
                                 be required to advance delinquent scheduled payments of principal and interest on the related mortgage loans (excluding any balloon payments, default interest or excess interest) and other required amounts through liquidation, subject to a recoverability standard. The applicable Master Servicer will be required to make advances for those balloon loans that become defaulted after their maturity dates, on the same amortization schedule as if the maturity date had not occurred. In the event that the applicable Master Servicer fails to make a required advance of delinquent scheduled payments of principal and interest, the Trustee will be obligated to make the advance.

OPTIONAL TERMINATION:            On any Distribution Date on which the mortgage
                                 pool balance, net of outstanding advances of principal, is less than 1% of the Initial
                                 Mortgage Pool Balance, the issuing entity may be terminated and the Certificates retired at the option of any of the following: any single holder or group of holders of a majority of the outstanding principal balance of certificates for the Series 2007-C5 controlling class (as described in the Free Writing Prospectus), the Special Servicer or the Master Servicers. The relative priorities of such parties with respect to exercising this option are described in the Free Writing Prospectus.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                       MORTGAGED REAL PROPERTIES BY STATE

                                   [GRAPHIC]

                                                                    WEIGHTED
                        NUMBER OF                    PERCENTAGE OF   AVERAGE              WEIGHTED
                        MORTGAGED    CUT-OFF DATE       INITIAL     MORTGAGE  WEIGHTED    AVERAGE
                          REAL         PRINCIPAL     MORTGAGE POOL  INTEREST  AVERAGE   CUT-OFF DATE
STATE                  PROPERTIES     BALANCE (1)       BALANCE       RATE    U/W DSCR  LTV RATIO (1)
-----------------------------------------------------------------------------------------------------
New York                   16      $  699,434,347        25.7%      6.2826%    1.47x       61.5%
Florida                    10         252,064,000        9.3%       5.7536%    1.30        83.9%
California                 22         221,759,571        8.2%       6.1579%    1.34        67.2%
   Southern
      California (2)       16         165,947,571        6.1%       6.1203%    1.35        67.8%
   Northern
      California (2)        6          55,812,000        2.1%       6.2697%    1.31        65.5%
North Carolina             22         152,134,976        5.6%       6.2054%    1.29        72.8%
Texas                      25         151,918,149        5.6%       6.3742%    1.24        74.1%
Nevada                      2          93,869,633        3.5%       5.9528%    1.24        78.9%
Illinois                   11          87,981,686        3.2%       6.3149%    1.23        73.4%
New Jersey                  9          86,606,166        3.2%       6.1066%    1.47        69.3%
Arizona                    10          76,958,061        2.8%       6.1551%    1.22        74.5%
Connecticut                 6          76,442,155        2.8%       6.3392%    1.40        67.8%
Ohio                        7          73,788,151        2.7%       5.8833%    1.50        82.0%
Tennessee                   6          73,294,382        2.7%       6.4662%    1.21        68.5%
Michigan                    9          70,938,613        2.6%       5.8822%    1.40        72.1%
Indiana                     6          60,005,272        2.2%       6.1313%    1.27        78.2%
Georgia                    10          58,181,153        2.1%       6.1392%    1.20        73.7%
New Mexico                  1          54,000,000        2.0%       5.7990%    1.35        81.8%
Kentucky                    2          53,886,659        2.0%       6.3564%    1.14        68.6%
Missouri                    2          32,592,042        1.2%       7.0434%    1.21        62.1%
Massachusetts               4          27,284,281        1.0%       5.6780%    1.45        75.3%
Alabama                     5          27,115,865        1.0%       6.2231%    1.43        67.2%
Maryland                    1          25,070,000        0.9%       5.6500%    1.42        74.4%
Washington                  3          24,774,621        0.9%       5.7844%    1.39        67.1%
Colorado                    4          22,394,890        0.8%       6.3272%    1.24        71.6%
Utah                        2          19,775,000        0.7%       6.1681%    1.20        72.8%
Vermont                     2          19,601,491        0.7%       6.3780%    1.49        69.0%
Hawaii                      2          17,246,593        0.6%       6.3671%    1.33        66.2%
Mississippi                 2          16,454,933        0.6%       6.1403%    1.30        69.0%
New Hampshire               2          15,731,174        0.6%       5.6700%    1.51        83.8%
Pennsylvania                3          14,297,416        0.5%       6.4912%    1.32        72.4%
Oregon                      1          11,700,000        0.4%       6.0200%    1.23        75.5%
Virginia                    4          11,694,967        0.4%       6.4551%    1.46        71.8%
Oklahoma                    2          10,855,678        0.4%       6.5679%    1.27        72.4%
Delaware                    1          10,625,000        0.4%       6.3800%    1.14        68.1%
South Carolina              1          10,540,000        0.4%       6.0500%    1.39        73.5%
Iowa                        2          10,030,802        0.4%       6.7722%    1.32        63.0%
Nebraska                    3           8,711,982        0.3%       6.1908%    1.22        79.1%
Maine                       1           7,477,859        0.3%       6.6900%    1.24        69.9%
Louisiana                   1           6,700,000        0.2%       5.9600%    1.37        73.6%
Wyoming                     1           6,161,795        0.2%       7.3500%    1.37        58.7%
Arkansas                    1           4,654,059        0.2%       6.2700%    1.12        73.6%
Idaho                       2           4,143,329        0.2%       6.5724%    1.22        70.2%
North Dakota                3           4,100,000        0.2%       5.9100%    1.74        57.6%
Wisconsin                   1           2,940,000        0.1%       6.9925%    1.20        68.4%
West Virginia               1           2,444,938        0.1%       6.5900%    1.20        71.9%
South Dakota                1           2,429,000        0.1%       6.4200%    1.20        78.4%
                       ------------------------------------------------------------------------------
TOTAL/WEIGHTED
   AVERAGE:                232     $2,720,810,685      100.0%       6.1705%    1.35x       70.6%
                       ==============================================================================

(1)  BASED ON A CUT-OFF DATE IN NOVEMBER 2007.

(2) SOUTHERN CALIFORNIA CONSISTS OF MORTGAGED REAL PROPERTIES IN CALIFORNIA ZIP CODES LESS THAN OR EQUAL TO 93600.

     NORTHERN CALIFORNIA CONSISTS OF MORTGAGED REAL PROPERTIES IN CALIFORNIA ZIP CODES GREATER THAN 93600.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                   MORTGAGED REAL PROPERTIES BY PROPERTY TYPE

MULTIFAMILY    18.7%
HOTEL          11.9%
INDUSTRIAL      8.4%
HEALTHCARE      0.7%
MIXED USE       5.6%
SELF STORAGE    1.2%
OTHER           0.6%
OFFICE         29.2%
RETAIL         23.7%

                                                                               WEIGHTED
                                 NUMBER OF                     PERCENTAGE OF    AVERAGE                 WEIGHTED
                                 MORTGAGED     CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED      AVERAGE
                                    REAL         PRINCIPAL     MORTGAGE POOL   INTEREST   AVERAGE     CUT-OFF DATE
PROPERTY TYPE                    PROPERTIES     BALANCE (1)       BALANCE        RATE     U/W DSCR   LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------
Office                               29       $  793,224,803        29.2%       6.2583%     1.45x        62.7%
Retail                               74          643,943,653        23.7%       5.9962%     1.28         76.2%
Multifamily                          58          507,463,387        18.7%       6.0361%     1.31         77.0%
Hotel                                27          325,011,094        11.9%       6.2963%     1.46         70.6%
Industrial                           16          229,821,000         8.4%       6.3767%     1.14         70.2%
Mixed Use                            15          153,348,610         5.6%       6.1338%     1.34         69.6%
Self Storage                          9           31,557,929         1.2%       6.2075%     1.40         64.3%
Healthcare                            2           19,973,785         0.7%       7.1868%     1.33         67.6%
Other                                 2           16,466,424         0.6%       6.5665%     1.16         68.1%
                                 ---------------------------------------------------------------------------------
                                    232       $2,720,810,685       100.0%       6.1705%     1.35x        70.6%
                                 =================================================================================

(1)  BASED ON A CUT-OFF DATE IN NOVEMBER 2007.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                 MORTGAGED REAL PROPERTIES BY PROPERTY SUB-TYPE

                                                                                        WEIGHTED
                                             NUMBER OF                  PERCENTAGE OF    AVERAGE                 WEIGHTED
                                             MORTGAGED   CUT-OFF DATE      INITIAL      MORTGAGE   WEIGHTED      AVERAGE
                PROPERTY                       REAL        PRINCIPAL    MORTGAGE POOL   INTEREST    AVERAGE   CUT-OFF DATE
PROPERTY TYPE   SUB-TYPE                    PROPERTIES    BALANCE (1)      BALANCE        RATE     U/W DSCR   LTV RATIO (1)
---------------------------------------------------------------------------------------------------------------------------
OFFICE
                Central Business District        10      $440,190,812        16.2%       6.5219%     1.54x        55.8%
                Suburban                         19       353,033,991        13.0%       5.9296%     1.33         71.2%
                                            -------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                          29      $793,224,803        29.2%       6.2583%     1.45x        62.7%
                                            ===============================================================================
RETAIL
                Anchored                         35      $453,198,247        16.7%       5.9014%     1.30x        77.5%
                Unanchored                       39       190,745,405         7.0%       6.2214%     1.23         73.2%
                                            -------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                          74      $643,943,653        23.7%       5.9962%     1.28x        76.2%
                                            ===============================================================================
MULTIFAMILY
                Conventional                     52      $487,188,387        17.9%       6.0202%     1.31x        77.3%
                Manufactured Housing              4        10,300,000         0.4%       6.4096%     1.43         63.1%
                Independent Living                2         9,975,000         0.4%       6.4300%     1.23         77.3%
                                            -------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                          58      $507,463,387        18.7%       6.0361%     1.31x        77.0%
                                            ===============================================================================
HOTEL
                Full Service                      7      $176,117,543         6.5%       6.4154%     1.40x        66.3%
                Limited Service                  20       148,893,551         5.5%       6.1554%     1.52         75.6%
                                            -------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                          27      $325,011,094        11.9%       6.2963%     1.46x        70.6%
                                            ===============================================================================

(1)  BASED ON A CUT-OFF DATE IN NOVEMBER 2007.

           UNDERLYING MORTGAGED REAL PROPERTIES BY OWNERSHIP INTEREST

                                                                            WEIGHTED
                                 NUMBER OF                  PERCENTAGE OF    AVERAGE               WEIGHTED
                                 MORTGAGED   CUT-OFF DATE      INITIAL      MORTGAGE  WEIGHTED     AVERAGE
                                   REAL       PRINCIPAL     MORTGAGE POOL   INTEREST   AVERAGE  CUT-OFF DATE
OWNERSHIP INTEREST              PROPERTIES    BALANCE (1)      BALANCE       RATES    U/W DSCR  LTV RATIO (1)
-------------------------------------------------------------------------------------------------------------
Fee                                 226     $2,455,534,974       90.3%      6.0955%     1.31x        73.4%
Leasehold                             4        210,183,711        7.7%      7.0109%     1.87         37.7%
Fee/Leasehold                         2         55,092,000        2.0%      6.3035%     1.16         69.7%
                                -----------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             232     $2,720,810,685      100.0%      6.1705%     1.35x        70.6%
                                =============================================================================

(1)  BASED ON A CUT-OFF DATE IN NOVEMBER 2007.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                       CUT-OFF DATE PRINCIPAL BALANCES (1)

                                    [GRAPHIC]

                                                                            WEIGHTED
                              NUMBER OF                     PERCENTAGE OF   AVERAGE                 WEIGHTED
                              UNDERLYING    CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED      AVERAGE
   RANGE OF CUT-OFF DATE       MORTGAGE       PRINCIPAL     MORTGAGE POOL   INTEREST   AVERAGE    CUT-OFF DATE
   PRINCIPAL BALANCES (1)       LOANS        BALANCE (1)       BALANCE        RATE     U/W DSCR   LTV RATIO (1)
----------------------------------------------------------------------------------------------------------------
$    824,000 -    1,000,000        3       $    2,740,116        0.1%        6.4070%     1.27x       76.3%
   1,000,001 -    1,500,000       10           13,506,309        0.5%        6.3238%     1.41        60.7%
   1,500,001 -    2,000,000       12           21,505,913        0.8%        6.5322%     1.29        68.4%
   2,000,001 -    2,500,000       16           37,652,322        1.4%        6.3573%     1.23        72.8%
   2,500,001 -    3,000,000        8           22,535,447        0.8%        6.5556%     1.33        65.8%
   3,000,001 -    3,500,000       15           48,484,917        1.8%        6.1585%     1.39        66.9%
   3,500,001 -    4,000,000        8           30,828,992        1.1%        6.3740%     1.26        73.0%
   4,000,001 -    4,500,000       11           46,997,562        1.7%        6.1467%     1.45        64.2%
   4,500,001 -    5,000,000        7           33,754,009        1.2%        6.4705%     1.21        74.5%
   5,000,001 -    6,000,000        9           49,791,826        1.8%        6.3994%     1.41        69.2%
   6,000,001 -    7,000,000       13           83,549,956        3.1%        6.3418%     1.30        67.5%
   7,000,001 -    8,000,000       11           81,371,058        3.0%        6.1914%     1.37        68.4%
   8,000,001 -    9,000,000       11           94,391,830        3.5%        6.2723%     1.25        71.7%
   9,000,001 -   10,000,000       11          105,891,505        3.9%        6.1026%     1.29        73.7%
  10,000,001 -   12,500,000        9           98,847,108        3.6%        6.0569%     1.24        74.9%
  12,500,001 -   15,000,000        5           65,490,614        2.4%        6.3710%     1.39        66.5%
  15,000,001 -   17,500,000        4           63,639,000        2.3%        6.1113%     1.32        73.3%
  17,500,001 -   19,000,000        3           55,210,000        2.0%        6.4774%     1.18        76.1%
  19,000,001 -   24,000,000        5          101,780,000        3.7%        6.6483%     1.22        69.8%
  24,000,001 -   30,000,000        4          104,270,000        3.8%        6.1606%     1.45        69.7%
  30,000,001 -   37,500,000        5          173,185,000        6.4%        6.0222%     1.35        74.5%
  37,500,001 -   55,000,000        6          282,172,200       10.4%        6.0093%     1.39        76.2%
  55,000,001 -   80,000,000        1           63,665,000        2.3%        5.6700%     1.51        83.8%
  80,000,001 -  145,000,000        3          299,000,000       11.0%        6.0056%     1.24        74.4%
 145,000,001 - $200,000,000        4          740,550,000       27.2%        6.1959%     1.42        65.0%
                              ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:          194       $2,720,810,685      100.0%        6.1705%     1.35x       70.6%
                              =================================================================================

MAXIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):   $200,000,000
MINIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):   $    824,000
AVERAGE CUT-OFF DATE PRINCIPAL BALANCE (1):   $ 14,942,177

(1)  BASED ON A CUT-OFF DATE IN NOVEMBER 2007.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                    UNDERWRITTEN DEBT SERVICE COVERAGE RATIOS

                                    [GRAPHIC]

                                                                         WEIGHTED
                           NUMBER OF                    PERCENTAGE OF     AVERAGE                 WEIGHTED
                          UNDERLYING    CUT-OFF DATE       INITIAL       MORTGAGE    WEIGHTED      AVERAGE
       RANGE OF            MORTGAGE       PRINCIPAL     MORTGAGE POOL    INTEREST     AVERAGE    CUT-OFF DATE
       U/W DSCRS             LOANS       BALANCE (1)       BALANCE         RATE      U/W DSCR   LTV RATIO (1)
-------------------------------------------------------------------------------------------------------------
1.03x - 1.10                    2      $   19,107,042         0.7%        6.1976%      1.03x        73.3%
1.11  - 1.15                    6         308,216,416        11.3%        6.4302%      1.14         69.5%
1.16  - 1.20                   37         275,426,179        10.1%        6.2599%      1.18         73.1%
1.21  - 1.27                   67         491,839,457        18.1%        6.2354%      1.23         76.3%
1.28  - 1.33                   26         678,809,850        24.9%        5.8263%      1.31         75.7%
1.34  - 1.38                   12         163,344,375         6.0%        5.9374%      1.37         75.4%
1.39  - 1.43                   18         289,992,918        10.7%        6.2158%      1.41         68.1%
1.44  - 1.49                    7          80,860,633         3.0%        6.1875%      1.46         67.6%
1.50  - 1.57                    3          82,350,000         3.0%        5.8698%      1.51         80.3%
1.58  - 1.68                    6          93,188,299         3.4%        5.8774%      1.62         75.1%
1.69  - 2.43                   10         237,675,516         8.7%        6.8942%      1.91         38.1%
                          -----------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:       194      $2,720,810,685       100.0%        6.1705%      1.35x        70.6%
                          ===================================================================================

MAXIMUM U/W DSCR:     2.43X
MINIMUM U/W DSCR:     1.03X
WTD. AVG. U/W DSCR:   1.36X

(1)  BASED ON A CUT-OFF DATE IN NOVEMBER 2007.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                      CUT-OFF DATE LOAN-TO-VALUE RATIOS (1)

                                    [GRAPHIC]

                                                                         WEIGHTED
                            NUMBER OF                    PERCENTAGE OF    AVERAGE                 WEIGHTED
                           UNDERLYING    CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED      AVERAGE
  RANGE OF CUT-OFF DATE     MORTGAGE       PRINCIPAL     MORTGAGE POOL   INTEREST    AVERAGE    CUT-OFF DATE
LOAN-TO-VALUE RATIOS (1)     LOANS        BALANCE (1)       BALANCE        RATE     U/W DSCR   LTV RATIO (1)
------------------------------------------------------------------------------------------------------------
      31.2% - 50.0%            10       $  233,128,836        8.6%        6.9568%     1.88x        37.0%
      50.1% - 60.0%            16          91,627,148         3.4%        6.5195%     1.44         55.9%
      60.1% - 65.0%            19          172,887,443        6.4%        6.3430%     1.35         62.5%
      65.1% - 70.0%            36          749,431,370       27.5%        6.1732%     1.27         68.8%
      70.1% - 73.0%            23          141,658,773        5.2%        6.3901%     1.31         71.7%
      73.1% - 75.0%            20          319,317,392       11.7%        5.9704%     1.30         74.0%
      75.1% - 77.0%            20          117,896,432        4.3%        6.0884%     1.28         76.0%
      77.1% - 77.5%             4           37,532,985        1.4%        6.1716%     1.27         77.3%
      77.6% - 78.5%            11          134,725,197        5.0%        6.2479%     1.23         78.3%
      78.6% - 79.0%             5           63,830,000        2.3%        6.1342%     1.31         78.8%
      79.1% - 79.5%             5           50,278,943        1.8%        6.4566%     1.19         79.2%
      79.6% - 80.0%            18          229,171,166        8.4%        5.9890%     1.25         80.0%
      80.1% - 87.7%             7          379,325,000       13.9%        5.6810%     1.38         85.5%
                           ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:       194       $2,720,810,685      100.0%        6.1705%     1.35x        70.6%
                           =================================================================================

MAXIMUM CUT-OFF DATE LTV RATIO (1):     87.7%
MINIMUM CUT-OFF DATE LTV RATIO (1):     31.2%
WTD. AVG. CUT-OFF DATE LTV RATIO (1):   70.6%

(1)  BASED ON A CUT-OFF DATE IN NOVEMBER 2007.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                             MORTGAGE INTEREST RATES

                                                                         WEIGHTED
                            NUMBER OF                    PERCENTAGE OF    AVERAGE                 WEIGHTED
                           UNDERLYING    CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED      AVERAGE
         RANGE OF           MORTGAGE       PRINCIPAL     MORTGAGE POOL   INTEREST    AVERAGE    CUT-OFF DATE
 MORTGAGE INTEREST RATES     LOANS        BALANCE (1)       BALANCE        RATE     U/W DSCR   LTV RATIO (1)
------------------------------------------------------------------------------------------------------------
      5.6010% - 5.7500%        15       $  564,090,855        20.7%       5.6363%     1.36x        79.2%
      5.7501% - 5.8500%        21          333,696,836        12.3%       5.7918%     1.35         73.8%
      5.8501% - 6.0000%        18          276,776,558        10.2%       5.9188%     1.33         73.8%
      6.0001% - 6.1000%        14          140,432,114         5.2%       6.0527%     1.31         73.3%
      6.1001% - 6.2500%        19          215,175,869         7.9%       6.1782%     1.33         71.4%
      6.2501% - 6.5000%        61          648,645,817        23.8%       6.3798%     1.23         71.7%
      6.5001% - 7.0000%        39          285,766,737        10.5%       6.6662%     1.26         68.2%
      7.0001% - 7.3500%         7          256,225,899         9.4%       7.0867%     1.77         41.8%
                           ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:       194       $2,720,810,685       100.0%       6.1705%     1.35x        70.6%
                           =================================================================================

MAXIMUM MORTGAGE INTEREST RATE:     7.3500%
MINIMUM MORTGAGE INTEREST RATE:     5.6010%
WTD. AVG. MORTGAGE INTEREST RATE:   6.1705%

(1) BASED ON A CUT-OFF DATE IN NOVEMBER 2007.

                     UNDERLYING MORTGAGE LOANS BY LOAN TYPE

                                                                         WEIGHTED
                            NUMBER OF                    PERCENTAGE OF    AVERAGE                 WEIGHTED        WEIGHTED
                           UNDERLYING    CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED      AVERAGE         AVERAGE
                            MORTGAGE       PRINCIPAL     MORTGAGE POOL   INTEREST    AVERAGE    CUT-OFF DATE     REMAINING
LOAN TYPE                    LOANS        BALANCE (1)       BALANCE        RATE     U/W DSCR   LTV RATIO (1)   IO PERIOD (1)
----------------------------------------------------------------------------------------------------------------------------
Interest Only Balloon
   Loans                       34       $1,339,161,000        49.2%       6.0009%     1.43x        71.2%            94
Balloon Loans with
   Partial IO Term             83        1,017,562,200        37.4%       6.2904%     1.25         71.1%            38
Balloon Loan without
   IO Term                     69          334,205,424        12.3%       6.4718%     1.33         67.0%           N/A
ARD Loans with Partial
   IO Term                      6           22,724,000         0.8%       6.4152%     1.19         66.6%            34
ARD Loans without
   IO Term                      1            3,940,943         0.1%       6.0600%     1.21         79.3%           N/A
Fully Amortizing                1            3,217,118         0.1%       5.9100%     2.30         31.2%           N/A
                           -------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:       194       $2,720,810,685       100.0%       6.1705%     1.35x        70.6%           N/A
                           =================================================================================================

(1)  BASED ON A CUT-OFF DATE IN NOVEMBER 2007.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                        ORIGINAL TERMS TO STATED MATURITY

                                                                        WEIGHTED
     RANGE OF              NUMBER OF                    PERCENTAGE OF    AVERAGE                WEIGHTED
  ORIGINAL TERMS          UNDERLYING    CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED     AVERAGE
TO STATED MATURITY         MORTGAGE       PRINCIPAL     MORTGAGE POOL   INTEREST   AVERAGE    CUT-OFF DATE
   (MONTHS) (1)             LOANS        BALANCE (2)       BALANCE        RATE     U/W DSCR   LTV RATIO (2)
-----------------------------------------------------------------------------------------------------------
 59 -  60                     18          462,608,548       17.0%        6.5689%     1.59x        58.3%
 61 -  84                      5          248,725,000        9.1%        6.0430%     1.26         77.3%
 85 - 120                    157        1,951,681,318       71.7%        6.0945%     1.30         72.7%
121 - 180                     14           57,795,819        2.1%        6.0956%     1.35         68.9%
                          ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:      194       $2,720,810,685      100.0%        6.1705%     1.35x        70.6%
                          =================================================================================

MAXIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):     180
MINIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):      59
WTD. AVG. ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):   106

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.

(2)  BASED ON A CUT-OFF DATE IN NOVEMBER 2007.

                       REMAINING TERMS TO STATED MATURITY

                                                                        WEIGHTED
    RANGE OF               NUMBER OF                    PERCENTAGE OF    AVERAGE                WEIGHTED
 REMAINING TERMS          UNDERLYING    CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED     AVERAGE
TO STATED MATURITY         MORTGAGE       PRINCIPAL     MORTGAGE POOL   INTEREST   AVERAGE    CUT-OFF DATE
(MONTHS) (1), (2)           LOANS        BALANCE (2)       BALANCE        RATE     U/W DSCR   LTV RATIO (2)
-----------------------------------------------------------------------------------------------------------
 55 -  70                     18       $  462,608,548       17.0%        6.5689%     1.59x        58.3%
 71 -  90                      5          248,725,000        9.1%        6.0430%     1.26         77.3%
 91 - 115                     40          485,026,707       17.8%        5.8898%     1.32         73.0%
116 - 117                     71        1,142,333,710       42.0%        6.0824%     1.30         73.4%
118 - 120                     58          374,704,980       13.8%        6.4036%     1.29         70.2%
121 - 177                      2            7,411,739        0.3%        5.7402%     2.02         39.3%
                          ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:      194       $2,720,810,685      100.0%        6.1705%     1.35x        70.6%
                          =================================================================================

MAXIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1, 2):     177
MINIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1, 2):      55
WTD. AVG. REMAINING TERM TO STATED MATURITY (MONTHS) (1, 2):   102

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.

(2)  BASED ON A CUT-OFF DATE IN NOVEMBER 2007.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                           ORIGINAL AMORTIZATION TERMS

                         ORIGINAL AMORTIZATION TERMS (1)

                                                                      WEIGHTED
                         NUMBER OF                    PERCENTAGE OF    AVERAGE                WEIGHTED
        RANGE OF        UNDERLYING    CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED      AVERAGE
ORIGINAL AMORTIZATION    MORTGAGE       PRINCIPAL     MORTGAGE POOL   INTEREST    AVERAGE   CUT-OFF DATE
  TERMS (MONTHS) (1)       LOANS       BALANCE (2)       BALANCE        RATE     U/W DSCR   LTV RATIO (2)
---------------------------------------------------------------------------------------------------------
Interest Only                34      $1,339,161,000        49.2%       6.0009%     1.43x        71.2%
180 - 300                    13          88,656,464         3.3%       6.5940%     1.41         64.6%
301 - 360                   147       1,292,993,222        47.5%       6.3170%     1.26         70.3%
                        ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:     194      $2,720,810,685       100.0%       6.1705%     1.35x        70.6%
                        =================================================================================

MAXIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (3):     360
MINIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (3):     180
WTD. AVG. ORIGINAL AMORTIZATION TERM (MONTHS) (3):   355

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.

(2)  BASED ON A CUT-OFF DATE IN NOVEMBER 2007.

(3) DOES NOT INCLUDE MORTGAGE LOANS WITH INTEREST ONLY PAYMENTS UNTIL ARD/MATURITY DATE.

                          REMAINING AMORTIZATION TERMS

                                                                        WEIGHTED
                           NUMBER OF                    PERCENTAGE OF    AVERAGE                WEIGHTED
        RANGE OF          UNDERLYING    CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED      AVERAGE
REMAINING AMORTIZATION     MORTGAGE       PRINCIPAL     MORTGAGE POOL   INTEREST    AVERAGE   CUT-OFF DATE
 TERMS (MONTHS) (1, 2)       LOANS       BALANCE (2)       BALANCE        RATE     U/W DSCR   LTV RATIO (2)
-----------------------------------------------------------------------------------------------------------
Interest Only                  34      $1,339,161,000        49.2%       6.0009%     1.43x         71.2%
177 - 240                       3          13,154,697         0.5%       5.9113%     1.59          53.9%
241 - 300                      10          75,501,767         2.8%       6.7129%     1.38          66.5%
301 - 355                      13          42,168,214         1.5%       6.1425%     1.35          69.6%
356 - 360                     134       1,250,825,008        46.0%       6.3229%     1.26          70.4%
                          ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:       194      $2,720,810,685       100.0%       6.1705%     1.35x         70.6%
                          =================================================================================

MAXIMUM REMAINING AMORTIZATION TERM (MONTHS)  (2, 3):    360
MINIMUM REMAINING AMORTIZATION TERM (MONTHS) (2, 3):     177
WTD. AVG. REMAINING AMORTIZATION TERM (MONTHS) (2, 3):   354

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.

(2)  BASED ON A CUT-OFF DATE IN NOVEMBER 2007.

(3) DOES NOT INCLUDE MORTGAGE LOANS WITH INTEREST ONLY PAYMENTS UNTIL ARD/MATURITY DATE.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                           YEARS BUILT/YEARS RENOVATED

                                                                        WEIGHTED
                           NUMBER OF                    PERCENTAGE OF    AVERAGE                WEIGHTED
                           MORTGAGED    CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED     AVERAGE
  RANGE OF YEARS             REAL         PRINCIPAL     MORTGAGE POOL   INTEREST   AVERAGE    CUT-OFF DATE
BUILT/RENOVATED (1, 2)    PROPERTIES     BALANCE (2)       BALANCE        RATE     U/W DSCR   LTV RATIO (2)
-----------------------------------------------------------------------------------------------------------
1920 - 1985                   23       $  122,199,688        4.5%        6.3071%     1.34x        68.1%
1986 - 1995                   23          437,182,963       16.1%        6.4824%     1.56         55.7%
1996 - 2000                   30          267,711,301        9.8%        6.2411%     1.22         67.8%
2001 - 2004                   38          468,124,193       17.2%        6.0172%     1.33         70.4%
2005 - 2008                  117        1,414,600,498       52.0%        6.0971%     1.32         76.0%
                          ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:      231       $2,709,818,643       99.6%        6.1691%     1.35x        70.6%
                          =================================================================================

MOST RECENT YEAR BUILT/RENOVATED:   2008
OLDEST YEAR BUILT/RENOVATED:        1920
WTD. AVG. YEAR BUILT/RENOVATED:     2001

(1) YEARS BUILT/RENOVATED REFLECTS THE LATER OF THE YEAR BUILT OR THE YEAR RENOVATED OF THE MORTGAGED REAL PROPERTIES.

(2) THE ST. LOUIS HILTON AND MIKE SHANNON'S RESTAURANT MORTGAGE LOAN IS EXCLUDED FROM THE ABOVE STRATIFICATION.

(3)  BASED ON A CUT-OFF DATE IN NOVEMBER 2007.

                         OCCUPANCY RATES AT UNDERWRITING

                                                                              WEIGHTED
                                 NUMBER OF                    PERCENTAGE OF    AVERAGE                WEIGHTED
                                 MORTGAGED    CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED     AVERAGE
          RANGE OF                 REAL         PRINCIPAL     MORTGAGE POOL   INTEREST   AVERAGE    CUT-OFF DATE
OCCUPANCY RATES AT U/W (1, 2)   PROPERTIES     BALANCE (3)       BALANCE        RATE     U/W DSCR   LTV RATIO (3)
-----------------------------------------------------------------------------------------------------------------
 0% -  50%                           3       $   17,378,111        0.6%        5.8916%     1.39x       78.9%
51% -  75%                          25          254,021,041        9.3%        6.2891%     1.35        71.6%
76% -  90%                          56          532,692,347       19.6%        6.1416%     1.34        70.4%
91% -  95%                          43          493,791,052       18.1%        6.0839%     1.32        76.0%
96% -  97%                          13          210,733,119        7.7%        6.3231%     1.22        71.6%
98% - 100%                          91        1,206,720,633       44.4%        6.1686%     1.38        68.0%
                                ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            231       $2,715,336,303       99.8%        6.1694%     1.35x       70.6%
                                =================================================================================

MAXIMUM OCCUPANCY RATE AT U/W:     100%
MINIMUM OCCUPANCY RATE AT U/W:       0%
WTD. AVG. OCCUPANCY RATE AT U/W:    92%

(1) FOR HOSPITALITY PROPERTIES, THE OCCUPANCY PRESENTED ABOVE IS THE OCCUPANCY CONCLUDED BY THE RESPECTIVE LOAN SELLER AT UNDERWRITING BASED ON HISTORICAL PERFORMANCE AND FUTURE OUTLOOK.

(2)  THE FLY AWAY PARKING MORTGAGE LOAN IS EXCLUDED FROM THE ABOVE
     STRATIFICATION.

(3)  BASED ON A CUT-OFF DATE IN NOVEMBER 2007.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                     PREPAYMENT PROVISION AS OF CUT-OFF DATE

                                                                                                        WEIGHTED
                                                                                         WEIGHTED        AVERAGE
                                                                            WEIGHTED     AVERAGE       REMAINING
                                                                             AVERAGE    REMAINING    LOCKOUT PLUS YM     WEIGHTED
                                NUMBER OF                  PERCENTAGE OF   REMAINING     LOCKOUT       PLUS STATIC       AVERAGE
           RANGE OF            UNDERLYING   CUT-OFF DATE    INITIAL NET     LOCKOUT      PLUS YM         PREMIUM        REMAINING
      REMAINING TERMS TO        MORTGAGE      PRINCIPAL    MORTGAGE POOL     PERIOD       PERIOD          PERIOD         MATURITY
STATED MATURITY (MONTHS) (1,2)   LOANS       BALANCE (1)      BALANCE     (MONTHS) (1)  (MONTHS) (1)   (MONTHS) (1)   (MONTHS) (1,2)
------------------------------------------------------------------------------------------------------------------------------------
 55 - 100                           23     $  711,333,548       26.1%          54           61              61             64
101 - 119                          160      1,939,456,398       71.3%          84          112             112            116
120 - 177                           11         70,020,739        2.6%         106          117             117            123
                               -----------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            194     $2,720,810,685      100.0%          76           98              98            102
                               =====================================================================================================

(1)  BASED ON A CUT-OFF DATE IN NOVEMBER 2007.

(2) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE INDICATED COLUMN.

                                PREPAYMENT OPTION

                                                                                            WEIGHTED      WEIGHTED
                                                                               WEIGHTED     AVERAGE       AVERAGE
                                                                                AVERAGE    REMAINING     REMAINING        WEIGHTED
                                                                               REMAINING    LOCKOUT    LOCKOUT PLUS YM    AVERAGE
                                  NUMBER OF                    PERCENTAGE OF    LOCKOUT     PLUS YM      PLUS STATIC     REMAINING
                                 UNDERLYING    CUT-OFF DATE     INITIAL NET      PERIOD      PERIOD        PREMIUM        MATURITY
                                  MORTGAGE       PRINCIPAL     MORTGAGE POOL    (MONTHS)    (MONTHS)       PERIOD         (MONTHS)
PREPAYMENT OPTION                  LOANS        BALANCE (1)       BALANCE         (1)         (1)        (MONTHS) (1)       (1,2)
-----------------------------------------------------------------------------------------------------------------------------------
Lockout / Defeasance                 161      $2,045,406,618        75.2%         97           97             97            101
Lockout / Yield Maintenance           17         410,669,129        15.1%         23           99             99            103
Yield Maintenance                     15         263,359,938         9.7%          0          110            110            116
Lockout                                1           1,375,000         0.1%         32           32             32             56
                                 --------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              194      $2,720,810,685       100.0%         76           98             98            102
                                 ==================================================================================================

(1)  BASED ON A CUT-OFF DATE IN NOVEMBER 2007.

(2) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE INDICATED COLUMN.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                    UNDERLYING MORTGAGE LOANS BY OPEN PERIODS

                                                                                          WEIGHTED
                          OPEN PERIOD                  PERCENTAGE OF  WEIGHTED  WEIGHTED   AVERAGE              WEIGHTED
                           NUMBER OF    CUT-OFF DATE      INITIAL      AVERAGE   AVERAGE  MORTGAGE  WEIGHTED     AVERAGE
                            MORTGAGE      PRINCIPAL    MORTGAGE POOL    OPEN      LOAN    INTEREST   AVERAGE  CUT-OFF DATE
RANGE OF OPEN PERIODS        LOANS       BALANCE (1)      BALANCE      PERIOD     TERM      RATE    U/W DSCR  LTV RATIO (1)
---------------------------------------------------------------------------------------------------------------------------
1 -  2                         16      $  249,587,568        9.2%          2        92     6.3174%    1.22x        71.7%
3 -  4                        124       2,158,566,858       79.3%          4       108     6.1227%    1.36         70.8%
5 -  6                         43         174,137,426        6.4%          6       118     6.3130%    1.33         68.1%
7 - 61                         11         138,518,834        5.1%         11        96     6.4707%    1.36         68.5%
                          -------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:       194      $2,720,810,685      100.0%          4       106     6.1705%    1.35x        70.6%
                          =================================================================================================

MAXIMUM OPEN PERIOD:   61
MINIMUM OPEN PERIOD:    1
WTD. AVG. OPEN PERIOD:  4

(1)  BASED ON A CUT-OFF DATE IN NOVEMBER 2007.

                       LARGE MORTGAGE LOAN CONCENTRATIONS

                                                 WEIGHTED
                                 PERCENTAGE OF    AVERAGE                 WEIGHTED
                 CUT-OFF DATE       INITIAL      MORTGAGE    WEIGHTED      AVERAGE
                  PRINCIPAL      MORTGAGE POOL   INTEREST    AVERAGE     CUT-OFF DATE
CONCENTRATION     BALANCE (1)       BALANCE        RATE      U/W DSCR   LTV RATIO (1)
-------------------------------------------------------------------------------------
     Top 1      $  200,000,000        7.4%        7.0426%      1.89x        36.4%
     Top 3         576,800,000       21.2%        6.3520%      1.45         63.5%
     Top 5         870,550,000       32.0%        6.1325%      1.41         66.3%
     Top 7       1,039,550,000       38.2%        6.1412%      1.37         67.7%
     Top 10      1,206,815,000       44.4%        6.0812%      1.39         69.9%
                ---------------------------------------------------------------------
ENTIRE POOL     $2,720,810,685      100.0%        6.1705%      1.35x        70.6%
                =====================================================================

(1)  BASED ON A CUT-OFF DATE IN NOVEMBER 2007.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                 GROUP NO. 1 MORTGAGED REAL PROPERTIES BY STATE

                                                                           WEIGHTED
                              NUMBER OF                    PERCENTAGE OF    AVERAGE                 WEIGHTED
                              MORTGAGED    CUT-OFF DATE     INITIAL LOAN   MORTGAGE   WEIGHTED      AVERAGE
                                REAL         PRINCIPAL         GROUP 1     INTEREST    AVERAGE   CUT-OFF DATE
STATE                        PROPERTIES     BALANCE (1)       BALANCE        RATE     U/W DSCR   LTV RATIO (1)
--------------------------------------------------------------------------------------------------------------
New York                          15      $  696,484,347        31.1%       6.2823%     1.47x        61.4%
Florida                           10         252,064,000        11.2%       5.7536%     1.30         83.9%
California                        22         221,759,571         9.9%       6.1579%     1.34         67.2%
   Southern California (2)        16         165,947,571         7.4%       6.1203%     1.35         67.8%
   Northern California (2)         6          55,812,000         2.5%       6.2697%     1.31         65.5%
Illinois                          11          87,981,686         3.9%       6.3149%     1.23         73.4%
Arizona                           10          76,958,061         3.4%       6.1551%     1.22         74.5%
Connecticut                        6          76,442,155         3.4%       6.3392%     1.40         67.8%
New Jersey                         6          74,576,000         3.3%       6.0517%     1.51         68.1%
Tennessee                          6          73,294,382         3.3%       6.4662%     1.21         68.5%
Texas                             13          60,222,843         2.7%       6.4533%     1.26         68.6%
North Carolina                     8          55,071,976         2.5%       6.3520%     1.29         71.6%
New Mexico                         1          54,000,000         2.4%       5.7990%     1.35         81.8%
Kentucky                           2          53,886,659         2.4%       6.3564%     1.14         68.6%
Indiana                            5          50,725,272         2.3%       6.2184%     1.24         77.9%
Georgia                            7          42,581,153         1.9%       6.3166%     1.16         71.6%
Michigan                           4          33,288,613         1.5%       5.9167%     1.40         69.1%
Missouri                           2          32,592,042         1.5%       7.0434%     1.21         62.1%
Massachusetts                      4          27,284,281         1.2%       5.6780%     1.45         75.3%
Alabama                            5          27,115,865         1.2%       6.2231%     1.43         67.2%
Washington                         3          24,774,621         1.1%       5.7844%     1.39         67.1%
Ohio                               6          24,188,151         1.1%       6.3412%     1.22         76.2%
Utah                               2          19,775,000         0.9%       6.1681%     1.20         72.8%
Vermont                            2          19,601,491         0.9%       6.3780%     1.49         69.0%
Hawaii                             2          17,246,593         0.8%       6.3671%     1.33         66.2%
Colorado                           3          16,194,890         0.7%       6.1692%     1.25         73.5%
New Hampshire                      2          15,731,174         0.7%       5.6700%     1.51         83.8%
Pennsylvania                       3          14,297,416         0.6%       6.4912%     1.32         72.4%
Oregon                             1          11,700,000         0.5%       6.0200%     1.23         75.5%
Oklahoma                           2          10,855,678         0.5%       6.5679%     1.27         72.4%
Delaware                           1          10,625,000         0.5%       6.3800%     1.14         68.1%
Mississippi                        1          10,315,067         0.5%       5.9500%     1.36         68.8%
Virginia                           3           9,774,677         0.4%       6.4738%     1.50         75.9%
Nevada                             1           8,869,633         0.4%       6.8800%     1.48         68.8%
Maine                              1           7,477,859         0.3%       6.6900%     1.24         69.9%
Wyoming                            1           6,161,795         0.3%       7.3500%     1.37         58.7%
Iowa                               1           5,987,537         0.3%       7.0100%     1.39         58.7%
Arkansas                           1           4,654,059         0.2%       6.2700%     1.12         73.6%
Wisconsin                          1           2,940,000         0.1%       6.9925%     1.20         68.4%
South Dakota                       1           2,429,000         0.1%       6.4200%     1.20         78.4%
Idaho                              1           1,397,955         0.1%       6.9700%     1.23         69.9%
                             ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:          176      $2,241,326,499       100.0%       6.2026%     1.36x        69.2%
                             =================================================================================

(1)  BASED ON A CUT-OFF DATE IN NOVEMBER 2007.

(2) SOUTHERN CALIFORNIA CONSISTS OF MORTGAGED REAL PROPERTIES IN CALIFORNIA ZIP CODES LESS THAN OR EQUAL TO 93600. NORTHERN CALIFORNIA CONSISTS OF MORTGAGED REAL PROPERTIES IN CALIFORNIA ZIP CODES GREATER THAN 93600.

           GROUP NO. 1 MORTGAGED REAL PROPERTIES BY PROPERTY SUB-TYPE

                                                                                        WEIGHTED
                                             NUMBER OF                   PERCENTAGE OF  AVERAGE                  WEIGHTED
                                             MORTGAGED   CUT-OFF DATE    INITIAL LOAN   MORTGAGE   WEIGHTED      AVERAGE
                PROPERTY                       REAL        PRINCIPAL        GROUP 1     INTEREST    AVERAGE   CUT-OFF DATE
PROPERTY TYPE   SUB-TYPE                    PROPERTIES    BALANCE (1)      BALANCE        RATE     U/W DSCR   LTV RATIO (1)
---------------------------------------------------------------------------------------------------------------------------
OFFICE
                Central Business District       10       $440,190,812        19.6%       6.5219%     1.54x        55.8%
                Suburban                        19        353,033,991        15.8%       5.9296%     1.33         71.2%
                                            -------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                         29       $793,224,803        35.4%       6.2583%     1.45x        62.7%
                                            ===============================================================================
RETAIL
                Anchored                        35       $453,198,247        20.2%       5.9014%     1.30x        77.5%
                Unanchored                      39        190,745,405         8.5%       6.2214%     1.23         73.2%
                                            -------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                         74       $643,943,653        28.7%       5.9962%     1.28x        76.2%
                                            ===============================================================================
HOTEL
                Full Service                     7       $176,117,543         7.9%       6.4154%     1.40         66.3%
                Limited Service                 20        148,893,551         6.6%       6.1554%     1.52x        75.6%
                                            -------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                         27       $325,011,094        14.5%       6.2963%     1.46x        70.6%
                                            ===============================================================================
MULTIFAMILY
                Conventional                     2       $ 27,979,200         1.2%       6.3100%     1.27x        78.3%
                                            -------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                          2       $ 27,979,200         1.2%       6.3100%     1.27x        78.3%
                                            ===============================================================================

(1)  BASED ON A CUT-OFF DATE IN NOVEMBER 2007.

               GROUP NO. 1 MORTGAGED REAL PROPERTIES PROPERTY TYPE

                                                              WEIGHTED
                 NUMBER OF                    PERCENTAGE OF    AVERAGE                 WEIGHTED
                 MORTGAGED    CUT-OFF DATE     INITIAL LOAN   MORTGAGE   WEIGHTED      AVERAGE
                   REAL         PRINCIPAL        GROUP 1      INTEREST    AVERAGE   CUT-OFF DATE
PROPERTY TYPE   PROPERTIES     BALANCE (1)       BALANCE        RATE     U/W DSCR   LTV RATIO (1)
-------------------------------------------------------------------------------------------------
Office               29      $  793,224,803        35.4%       6.2583%     1.45x        62.7%
Retail               74         643,943,653        28.7%       5.9962%     1.28         76.2%
Hotel                27         325,011,094        14.5%       6.2963%     1.46         70.6%
Industrial           16         229,821,000        10.3%       6.3767%     1.14         70.2%
Mixed Use            15         153,348,610         6.8%       6.1338%     1.34         69.6%
Self Storage          9          31,557,929         1.4%       6.2075%     1.40         64.3%
Multifamily           2          27,979,200         1.2%       6.3100%     1.27         78.3%
Healthcare            2          19,973,785         0.9%       7.1868%     1.33         67.6%
Other                 2          16,466,424         0.7%       6.5665%     1.16         68.1%
                ---------------------------------------------------------------------------------
                    176      $2,241,326,499       100.0%       6.2026%     1.36x        69.2%
                =================================================================================

(1)  BASED ON A CUT-OFF DATE IN NOVEMBER 2007.

               GROUP NO. 1 UNDERLYING MORTGAGE LOANS BY LOAN TYPE

                                                                             WEIGHTED
                                NUMBER OF                    PERCENTAGE OF    AVERAGE                 WEIGHTED       WEIGHTED
                               UNDERLYING    CUT-OFF DATE     INITIAL LOAN   MORTGAGE   WEIGHTED      AVERAGE         AVERAGE
                                MORTGAGE       PRINCIPAL         GROUP 1     INTEREST    AVERAGE   CUT-OFF DATE      REMAINING
LOAN TYPE                         LOANS       BALANCE (1)       BALANCE        RATE     U/W DSCR   LTV RATIO (1)   IO PERIOD (1)
--------------------------------------------------------------------------------------------------------------------------------
Interest Only Balloon Loans         21      $1,043,526,000        46.6%       6.0225%     1.45x         69.0%             99
Balloon Loans with Partial
   IO Term                          62         867,358,200        38.7%       6.3261%     1.25          70.6%             39
Balloon Loan without IO Term        59         300,560,237        13.4%       6.4608%     1.35          66.8%            N/A
ARD Loans with Partial
   IO Term                           6          22,724,000         1.0%       6.4152%     1.19          66.6%             34
ARD Loans without IO Term            1           3,940,943         0.2%       6.0600%     1.21          79.3%            N/A
Fully Amortizing                     1           3,217,118         0.1%       5.9100%     2.30          31.2%            N/A
                               -------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            150      $2,241,326,499       100.0%       6.2026%     1.36x         69.2%            N/A
                               =================================================================================================

(1)  BASED ON A CUT-OFF DATE IN NOVEMBER 2007.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                    GROUP NO. 1 ORIGINAL AMORTIZATION TERMS

                                                                              WEIGHTED
                                NUMBER OF                    PERCENTAGE OF    AVERAGE                  WEIGHTED
           RANGE OF            UNDERLYING    CUT-OFF DATE     INITIAL LOAN    MORTGAGE   WEIGHTED      AVERAGE
   ORIGINAL AMORTIZATION        MORTGAGE       PRINCIPAL        GROUP 1       INTEREST    AVERAGE   CUT-OFF DATE
     TERMS (MONTHS) (1)          LOANS        BALANCE (2)       BALANCE         RATE     U/W DSCR   LTV RATIO (2)
-----------------------------------------------------------------------------------------------------------------
      Interest Only                 21      $1,043,526,000        46.6%        6.0225%     1.45x        69.0%
        180 - 300                   12          86,566,811         3.9%        6.5985%     1.42         64.4%
        301 - 360                  117       1,111,233,688        49.6%        6.3410%     1.26         69.8%
                               ----------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            150      $2,241,326,499       100.0%        6.2026%     1.36x        69.2%
                               ==================================================================================

MAXIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (3):     360
MINIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (3):     180
WTD. AVG. ORIGINAL AMORTIZATION TERM (MONTHS) (3):   355

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.

(2)  BASED ON A CUT-OFF DATE IN NOVEMBER 2007.

(3) DOES NOT INCLUDE MORTGAGE LOANS WITH INTEREST ONLY PAYMENTS UNTIL ARD/MATURITY DATE.

                  GROUP NO. 1 ORIGINAL TERMS TO STATED MATURITY

                                                                              WEIGHTED
          RANGE OF              NUMBER OF                    PERCENTAGE OF    AVERAGE                  WEIGHTED
       ORIGINAL TERMS          UNDERLYING    CUT-OFF DATE     INITIAL LOAN    MORTGAGE   WEIGHTED      AVERAGE
          TO STATED             MORTGAGE       PRINCIPAL        GROUP 1       INTEREST    AVERAGE   CUT-OFF DATE
    MATURITY (MONTHS) (1)        LOANS        BALANCE (2)       BALANCE         RATE     U/W DSCR   LTV RATIO (2)
-----------------------------------------------------------------------------------------------------------------
       59 -  60                     11      $  314,368,382        14.0%        6.8347%     1.67x        49.2%
       61 -  84                      4         163,725,000         7.3%        6.1401%     1.29         75.9%
       85 - 120                    126       1,728,165,241        77.1%        6.0950%     1.30         72.4%
      121 - 180                      9          35,067,875         1.6%        6.1295%     1.44         64.7%
                               ----------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            150      $2,241,326,499       100.0%        6.2026%     1.36x        69.2%
                               ==================================================================================

MAXIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):     180
MINIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):      59
WTD. AVG. ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):   109

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.

(2)  BASED ON A CUT-OFF DATE IN NOVEMBER 2007.

                    GROUP NO. 1 REMAINING AMORTIZATION TERMS

                                                                              WEIGHTED
                                NUMBER OF                    PERCENTAGE OF    AVERAGE                  WEIGHTED
          RANGE OF             UNDERLYING    CUT-OFF DATE     INITIAL LOAN    MORTGAGE   WEIGHTED      AVERAGE
   REMAINING AMORTIZATION       MORTGAGE       PRINCIPAL        GROUP 1       INTEREST    AVERAGE   CUT-OFF DATE
    TERMS (MONTHS) (1, 2)         LOANS       BALANCE (2)       BALANCE        RATES     U/W DSCR   LTV RATIO (2)
-----------------------------------------------------------------------------------------------------------------
      Interest Only                 21      $1,043,526,000       46.6%         6.0225%     1.45x        69.0%
        177 - 240                    3          13,154,697        0.6%         5.9113%     1.59         53.9%
        241 - 300                    9          73,412,114        3.3%         6.7217%     1.39         66.3%
        301 - 355                   12          39,723,276        1.8%         6.1149%     1.36         69.5%
        356 - 360                  105       1,071,510,412       47.8%         6.3493%     1.26         69.9%
                               ----------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            150      $2,241,326,499      100.0%         6.2026%     1.36x        69.2%
                               ==================================================================================

MAXIMUM REMAINING AMORTIZATION TERM (MONTHS) (2, 3):     360
MINIMUM REMAINING AMORTIZATION TERM (MONTHS) (2, 3):     177
WTD. AVG. REMAINING AMORTIZATION TERM (MONTHS) (2, 3):   354

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.

(2)  BASED ON A CUT-OFF DATE IN NOVEMBER 2007.

(3) DOES NOT INCLUDE MORTGAGE LOANS WITH INTEREST ONLY PAYMENTS UNTIL ARD/MATURITY DATE.

                 GROUP NO. 1 REMAINING TERMS TO STATED MATURITY

                                                                              WEIGHTED
          RANGE OF              NUMBER OF                    PERCENTAGE OF    AVERAGE                  WEIGHTED
      REMAINING TERMS          UNDERLYING    CUT-OFF DATE     INITIAL LOAN    MORTGAGE   WEIGHTED      AVERAGE
         TO STATED              MORTGAGE       PRINCIPAL        GROUP 1       INTEREST    AVERAGE   CUT-OFF DATE
  MATURITY (MONTHS) (1, 2)        LOANS       BALANCE (2)       BALANCE        RATES     U/W DSCR   LTV RATIO (2)
-----------------------------------------------------------------------------------------------------------------
         55 -  70                   11      $  314,368,382       14.0%         6.8347%     1.67x        49.2%
         71 -  90                    4         163,725,000        7.3%         6.1401%     1.29         75.9%
         91 - 115                   27         400,179,725       17.9%         5.8375%     1.33         72.0%
        116 - 117                   59       1,056,163,058       47.1%         6.0879%     1.30         73.1%
        118 - 120                   47         299,478,594       13.4%         6.4770%     1.29         70.1%
        121 - 177                    2           7,411,739        0.3%         5.7402%     2.02         39.3%
                               ----------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            150      $2,241,326,499      100.0%         6.2026%     1.36x        69.2%
                               ==================================================================================

MAXIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1, 2):     177
MINIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1, 2):      55
WTD. AVG. REMAINING TERM TO STATED MATURITY (MONTHS) (1, 2):   105

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.

(2)  BASED ON A CUT-OFF DATE IN NOVEMBER 2007.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                  GROUP NO. 1 CUT-OFF DATE PRINCIPAL BALANCES

                                                                              WEIGHTED
                                NUMBER OF                    PERCENTAGE OF    AVERAGE                  WEIGHTED
                               UNDERLYING    CUT-OFF DATE     INITIAL LOAN    MORTGAGE   WEIGHTED      AVERAGE
   RANGE OF CUT-OFF DATE        MORTGAGE       PRINCIPAL        GROUP 1       INTEREST    AVERAGE   CUT-OFF DATE
   PRINCIPAL BALANCES (1)        LOANS        BALANCE (1)       BALANCE         RATE     U/W DSCR   LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------
    $824,000 -    1,000,000          3      $    2,740,116         0.1%        6.4070%     1.27x        76.3%
   1,000,001 -    1,500,000         10          13,506,309         0.6%        6.3238%     1.41         60.7%
   1,500,001 -    2,000,000          8          14,155,641         0.6%        6.6377%     1.31         67.1%
   2,000,001 -    2,500,000         12          28,662,566         1.3%        6.3373%     1.22         72.4%
   2,500,001 -    3,000,000          6          16,840,073         0.8%        6.6175%     1.37         62.6%
   3,000,001 -    3,500,000         11          35,818,917         1.6%        6.2745%     1.44         63.3%
   3,500,001 -    4,000,000          8          30,828,992         1.4%        6.3740%     1.26         73.0%
   4,000,001 -    4,500,000          7          30,354,298         1.4%        6.1579%     1.47         62.2%
   4,500,001 -    5,000,000          6          28,754,009         1.3%        6.5384%     1.21         73.5%
   5,000,001 -    6,000,000          7          38,491,826         1.7%        6.3363%     1.47         64.9%
   6,000,001 -    7,000,000          9          58,085,090         2.6%        6.3451%     1.31         65.5%
   7,000,001 -    8,000,000         11          81,371,058         3.6%        6.1914%     1.37         68.4%
   8,000,001 -    9,000,000          7          59,897,176         2.7%        6.2635%     1.27         69.8%
   9,000,001 -   10,000,000          6          57,466,505         2.6%        6.2986%     1.24         70.2%
  10,000,001 -   12,500,000          7          75,347,108         3.4%        6.0340%     1.22         74.0%
  12,500,001 -   15,000,000          4          51,990,614         2.3%        6.5635%     1.44         65.1%
  15,000,001 -   17,500,000          4          63,639,000         2.8%        6.1113%     1.32         73.3%
  17,500,001 -   19,000,000          3          55,210,000         2.5%        6.4774%     1.18         76.1%
  19,000,001 -   24,000,000          3          62,280,000         2.8%        6.7648%     1.23         66.4%
  24,000,001 -   30,000,000          3          79,200,000         3.5%        6.3223%     1.47         68.2%
  30,000,001 -   37,500,000          3         105,900,000         4.7%        6.0046%     1.34         74.8%
  37,500,001 -   55,000,000          5         232,572,200        10.4%        6.0837%     1.34         74.4%
  55,000,001 -   80,000,000          1          63,665,000         2.8%        5.6700%     1.51         83.8%
  80,000,001 -  145,000,000          2         214,000,000         9.5%        6.0650%     1.25         72.2%
 145,000,001 - $200,000,000          4         740,550,000        33.0%        6.1959%     1.42         65.0%
                               ----------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            150      $2,241,326,499       100.0%        6.2026%     1.36x        69.2%
                               ==================================================================================

MAXIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):   $200,000,000
MINIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):   $    824,000
AVERAGE CUT-OFF DATE PRINCIPAL BALANCE (1):   $ 14,942,177

(1)  BASED ON A CUT-OFF DATE IN NOVEMBER 2007.

             GROUP NO. 1 UNDERWRITTEN DEBT SERVICE COVERAGE RATIOS

                                                                              WEIGHTED
                                NUMBER OF                    PERCENTAGE OF    AVERAGE                  WEIGHTED
                               UNDERLYING    CUT-OFF DATE     INITIAL LOAN    MORTGAGE   WEIGHTED      AVERAGE
          RANGE OF              MORTGAGE      PRINCIPAL         GROUP 1       INTEREST    AVERAGE   CUT-OFF DATE
         U/W DSCRS                LOANS       BALANCE (1)       BALANCE         RATE     U/W DSCR   LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------
       1.03x - 1.10                  2      $   19,107,042         0.9%        6.1976%     1.03x        73.3%
       1.11  - 1.15                  6         308,216,416        13.8%        6.4302%     1.14         69.5%
       1.16  - 1.20                 30         211,161,588         9.4%        6.2481%     1.18         73.3%
       1.21  - 1.27                 43         285,624,861        12.7%        6.3166%     1.24         75.0%
       1.28  - 1.33                 24         636,179,850        28.4%        5.8171%     1.31         75.7%
       1.34  - 1.38                  7         123,394,375         5.5%        5.9686%     1.36         75.4%
       1.39  - 1.43                 15         221,667,918         9.9%        6.3287%     1.41         66.0%
       1.44  - 1.49                  6          76,460,633         3.4%        6.1920%     1.46         67.8%
       1.50  - 1.57                  3          82,350,000         3.7%        5.8698%     1.51         80.3%
       1.58  - 1.68                  5          43,588,299         1.9%        6.1248%     1.60         64.1%
       1.69  - 2.00                  5         218,234,205         9.7%        6.9735%     1.89         37.3%
       2.01  - 2.43                  4          15,341,311         0.7%        6.0294%     2.28         43.8%
                               ----------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            150      $2,241,326,499       100.0%        6.2026%     1.36x        69.2%
                               ==================================================================================

MAXIMUM U/W DSCR:     2.43x
MINIMUM U/W DSCR:     1.03x
WTD. AVG. U/W DSCR:   1.36x

(1)  BASED ON A CUT-OFF DATE IN NOVEMBER 2007.

                      GROUP NO. 1 MORTGAGE INTEREST RATES

                                                                              WEIGHTED
                                NUMBER OF                    PERCENTAGE OF    AVERAGE                  WEIGHTED
                               UNDERLYING    CUT-OFF DATE     INITIAL LOAN    MORTGAGE   WEIGHTED      AVERAGE
           RANGE OF             MORTGAGE       PRINCIPAL        GROUP 1       INTEREST    AVERAGE   CUT-OFF DATE
   MORTGAGE INTEREST RATES       LOANS        BALANCE (1)       BALANCE         RATE     U/W DSCR   LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------
      5.6010% - 5.7500%              8      $  451,040,855        20.1%        5.6321%     1.34x        79.0%
      5.7501% - 5.8500%             18         302,846,836        13.5%        5.7920%     1.34         73.6%
      5.8501% - 6.0000%             12         160,746,558         7.2%        5.9490%     1.40         70.5%
      6.0001% - 6.1000%             10          64,047,114         2.9%        6.0524%     1.28         71.4%
      6.1001% - 6.2500%             15         198,794,869         8.9%        6.1794%     1.34         71.3%
      6.2501% - 6.5000%             47         552,352,388        24.6%        6.3726%     1.23         71.1%
      6.5001% - 7.0000%             33         255,271,980        11.4%        6.6581%     1.26         67.6%
      7.0001% - 7.3500%              7         256,225,899        11.4%        7.0867%     1.77         41.8%
                               ----------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            150      $2,241,326,499       100.0%        6.2026%     1.36x        69.2%
                               ==================================================================================

MAXIMUM MORTGAGE INTEREST RATE:     7.3500%
MINIMUM MORTGAGE INTEREST RATE:     5.6010%
WTD. AVG. MORTGAGE INTEREST RATE:   6.2026%

(1)  BASED ON A CUT-OFF DATE IN NOVEMBER 2007.

                  GROUP NO. 1 CUT-OFF DATE LOAN-TO-VALUE RATIOS

                                                                              WEIGHTED
                                NUMBER OF                    PERCENTAGE OF    AVERAGE                  WEIGHTED
                               UNDERLYING    CUT-OFF DATE     INITIAL LOAN    MORTGAGE   WEIGHTED      AVERAGE
    RANGE OF CUT-OFF DATE       MORTGAGE      PRINCIPAL         GROUP 1       INTEREST    AVERAGE   CUT-OFF DATE
  LOAN-TO-VALUE RATIOS (1)       LOANS       BALANCE (1)       BALANCE         RATE     U/W DSCR   LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------
        31.2% - 50.0%               10      $  233,128,836        10.4%        6.9568%     1.88x        37.0%
        50.1% - 60.0%               14          85,606,857         3.8%        6.5523%     1.43         56.0%
        60.1% - 65.0%               17         159,992,789         7.1%        6.3156%     1.36         62.4%
        65.1% - 70.0%               32         713,548,239        31.8%        6.1555%     1.27         68.8%
        70.1% - 73.0%               18         117,722,809         5.3%        6.4803%     1.33         71.7%
        73.1% - 75.0%               16         220,262,392         9.8%        5.9828%     1.27         74.0%
        75.1% - 77.0%               15          82,591,266         3.7%        6.1865%     1.24         75.9%
        77.1% - 77.5%                1          17,000,000         0.8%        6.1200%     1.32         77.3%
        77.6% - 78.5%                8         123,406,200         5.5%        6.2630%     1.23         78.3%
        78.6% - 79.0%                2          39,800,000         1.8%        6.1024%     1.36         78.7%
        79.1% - 79.5%                4          48,560,943         2.2%        6.4632%     1.18         79.2%
        79.6% - 80.0%                8          75,681,166         3.4%        6.0057%     1.27         80.0%
        80.1% - 87.5%                5         324,025,000        14.5%        5.6689%     1.34         85.6%
                               ----------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            150      $2,241,326,499       100.0%        6.2026%     1.36x        69.2%
                               ==================================================================================

MAXIMUM CUT-OFF DATE LTV RATIO (1):     87.5%
MINIMUM CUT-OFF DATE LTV RATIO (1):     31.2%
WTD. AVG. CUT-OFF DATE LTV RATIO (1):   69.2%

(1)  BASED ON A CUT-OFF DATE IN NOVEMBER 2007.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

     GROUP NO. 1 UNDERLYING MORTGAGED REAL PROPERTIES BY OWNERSHIP INTEREST

                                                                             WEIGHTED
                                NUMBER OF                    PERCENTAGE OF    AVERAGE                 WEIGHTED
                                MORTGAGED    CUT-OFF DATE     INITIAL LOAN   MORTGAGE   WEIGHTED      AVERAGE
                                  REAL         PRINCIPAL        GROUP 1      INTEREST    AVERAGE   CUT-OFF DATE
OWNERSHIP INTEREST             PROPERTIES     BALANCE (1)       BALANCE        RATES    U/W DSCR   LTV RATIO (1)
----------------------------------------------------------------------------------------------------------------
Fee                                170      $1,976,050,787       88.2%        6.1138%     1.31x        72.6%
Leasehold                            4         210,183,711        9.4%        7.0109%     1.87         37.7%
Fee/Leasehold                        2          55,092,000        2.5%        6.3035%     1.16         69.7%
                               ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            176      $2,241,326,499       100.0%       6.2026%     1.36x        69.2%
                               =================================================================================

(1)  BASED ON A CUT-OFF DATE IN NOVEMBER 2007.

                     GROUP NO. 1 YEARS BUILT/YEARS RENOVATED

                                                                             WEIGHTED
                                NUMBER OF                    PERCENTAGE OF    AVERAGE                 WEIGHTED
                                MORTGAGED    CUT-OFF DATE     INITIAL LOAN   MORTGAGE   WEIGHTED      AVERAGE
      RANGE OF YEARS              REAL         PRINCIPAL        GROUP 1      INTEREST    AVERAGE   CUT-OFF DATE
   BUILT/RENOVATED (1, 2)      PROPERTIES     BALANCE (1)       BALANCE        RATES    U/W DSCR   LTV RATIO (1)
----------------------------------------------------------------------------------------------------------------
        1920 - 1985                 16      $  102,514,035        4.6%        6.2962%     1.35x        68.2%
        1986 - 1995                 22         434,437,590       19.4%        6.4831%     1.56         55.6%
        1996 - 2000                 24         232,397,301       10.4%        6.2525%     1.22         66.8%
        2001 - 2004                 25         351,102,275       15.7%        6.0210%     1.34         69.2%
        2005 - 2008                 88       1,109,883,256       49.5%        6.1283%     1.31         75.2%
                                   ------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            175      $2,230,334,457       99.5%        6.2012%     1.36x        69.2%
                                   ========================================================================

MOST RECENT YEAR BUILT/RENOVATED:   2008
OLDEST YEAR BUILT/RENOVATED:        1920
WTD. AVG. YEAR BUILT/RENOVATED:     2000

(1) YEARS BUILT/RENOVATED REFLECTS THE LATER OF THE YEAR BUILT OR THE YEAR RENOVATED OF THE MORTGAGED REAL PROPERTIES.

(2) THE ST. LOUIS HILTON AND MIKE SHANNON'S RESTAURANT MORTGAGE LOAN IS EXCLUDED FROM THE ABOVE STRATIFICATION.

(3)  BASED ON A CUT-OFF DATE IN NOVEMBER 2007.

                   GROUP NO. 1 OCCUPANCY RATES AT UNDERWRITING

                                                                             WEIGHTED
                                NUMBER OF                    PERCENTAGE OF    AVERAGE                 WEIGHTED
                                MORTGAGED    CUT-OFF DATE     INITIAL LOAN   MORTGAGE   WEIGHTED      AVERAGE
     RANGE OF OCCUPANCY           REAL         PRINCIPAL        GROUP 1      INTEREST    AVERAGE   CUT-OFF DATE
     RATES AT U/W (1, 2)       PROPERTIES     BALANCE (1)       BALANCE        RATES    U/W DSCR   LTV RATIO (1)
----------------------------------------------------------------------------------------------------------------
          0% -  50%                  3      $   17,378,111        0.8%        5.8916%     1.39x        78.9%
         51% -  75%                 25         254,021,041       11.3%        6.2891%     1.35         71.6%
         76% -  90%                 41         360,286,396       16.1%        6.2166%     1.37         67.4%
         91% -  95%                 20         283,960,399       12.7%        6.1213%     1.30         74.6%
         96% -  97%                  7         151,858,253        6.8%        6.4742%     1.18         70.2%
         98% - 100%                 79       1,168,347,917       52.1%        6.1663%     1.39         67.8%
                                   ------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            175      $2,235,852,116       99.8%        6.2014%     1.36x        69.3%
                                   ========================================================================

MAXIMUM OCCUPANCY RATE AT U/W:    100%
MINIMUM OCCUPANCY RATE AT U/W:      0%
WTD. AVG. OCCUPANCY RATE AT U/W:   92%

(1) FOR HOSPITALITY PROPERTIES, THE OCCUPANCY PRESENTED ABOVE IS THE OCCUPANCY CONCLUDED BY THE RESPECTIVE LOAN SELLER AT UNDERWRITING BASED ON HISTORICAL PERFORMANCE AND FUTURE OUTLOOK.

(2)  THE FLY AWAY PARKING MORTGAGE LOAN IS EXCLUDED FROM THE ABOVE
     STRATIFICATION.

(3)  BASED ON A CUT-OFF DATE IN NOVEMBER 2007.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                 GROUP NO. 2 MORTGAGED REAL PROPERTIES BY STATE

                                                                       WEIGHTED
                           NUMBER OF                   PERCENTAGE OF    AVERAGE                WEIGHTED
                           MORTGAGED   CUT-OFF DATE     INITIAL LOAN   MORTGAGE   WEIGHTED      AVERAGE
                             REAL        PRINCIPAL        GROUP 2      INTEREST    AVERAGE    CUT-OFF DATE
STATE                     PROPERTIES    BALANCE (1)       BALANCE        RATE     U/W DSCR   LTV RATIO (1)
----------------------------------------------------------------------------------------------------------
North Carolina                14       $ 97,063,000         20.2%       6.1222%     1.28x        73.4%
Texas                         12         91,695,306         19.1%       6.3223%     1.22         77.7%
Nevada                         1         85,000,000         17.7%       5.8560%     1.21         80.0%
Ohio                           1         49,600,000         10.3%       5.6600%     1.63         84.8%
Michigan                       5         37,650,000          7.9%       5.8516%     1.39         74.8%
Maryland                       1         25,070,000          5.2%       5.6500%     1.42         74.4%
Georgia                        3         15,600,000          3.3%       5.6550%     1.28         79.6%
New Jersey                     3         12,030,166          2.5%       6.4471%     1.24         77.1%
South Carolina                 1         10,540,000          2.2%       6.0500%     1.39         73.5%
Indiana                        1          9,280,000          1.9%       5.6550%     1.40         80.0%
Nebraska                       3          8,711,982          1.8%       6.1908%     1.22         79.1%
Louisiana                      1          6,700,000          1.4%       5.9600%     1.37         73.6%
Colorado                       1          6,200,000          1.3%       6.7400%     1.23         66.7%
Mississippi                    1          6,139,866          1.3%       6.4600%     1.21         69.3%
North Dakota                   3          4,100,000          0.9%       5.9100%     1.74         57.6%
Iowa                           1          4,043,265          0.8%       6.4200%     1.21         69.3%
New York                       1          2,950,000          0.6%       6.3750%     1.26         79.7%
Idaho                          1          2,745,374          0.6%       6.3700%     1.21         70.4%
West Virginia                  1          2,444,938          0.5%       6.5900%     1.20         71.9%
Virginia                       1          1,920,290          0.4%       6.3600%     1.25         50.5%
                          --------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:       56       $479,484,187        100.0%       6.0202%     1.31x        76.9%
                          ================================================================================

(1)  BASED ON A CUT-OFF DATE IN NOVEMBER 2007.

             GROUP NO. 2 MORTGAGED REAL PROPERTIES BY PROPERTY TYPE

                                                                       WEIGHTED
                           NUMBER OF                   PERCENTAGE OF    AVERAGE                WEIGHTED
                           MORTGAGED   CUT-OFF DATE     INITIAL LOAN   MORTGAGE   WEIGHTED      AVERAGE
                             REAL        PRINCIPAL        GROUP 2      INTEREST    AVERAGE    CUT-OFF DATE
PROPERTY TYPE             PROPERTIES    BALANCE (1)       BALANCE        RATE     U/W DSCR   LTV RATIO (1)
----------------------------------------------------------------------------------------------------------
Multifamily                   56       $479,484,187        100.0%       6.0202%     1.31x        76.9%
                          --------------------------------------------------------------------------------
                              56       $479,484,187        100.0%       6.0202%     1.31x        76.9%
                          ================================================================================

(1)  BASED ON A CUT-OFF DATE IN NOVEMBER 2007.

           GROUP NO. 2 MORTGAGED REAL PROPERTIES BY PROPERTY SUB-TYPE

                                                                                   WEIGHTED
                                       NUMBER OF                   PERCENTAGE OF    AVERAGE                 WEIGHTED
                                       MORTGAGED    CUT-OFF DATE    INITIAL LOAN   MORTGAGE   WEIGHTED      AVERAGE
                PROPERTY                  REAL        PRINCIPAL       GROUP 2      INTEREST    AVERAGE    CUT-OFF DATE
PROPERTY TYPE   SUB-TYPE               PROPERTIES    BALANCE (1)      BALANCE        RATE     U/W DSCR   LTV RATIO (1)
----------------------------------------------------------------------------------------------------------------------
Multifamily
                Conventional               50       $459,209,187        95.8%       6.0025%     1.31x        77.2%
                Manufactured Housing        4         10,300,000         2.1%       6.4096%     1.43         63.1%
                Independent Living          2          9,975,000         2.1%       6.4300%     1.23         77.3%
                                       --------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                    56       $479,484,187       100.0%       6.0202%     1.31x        76.9%
                                       ================================================================================

(1)  Based on a Cut-off Date in November 2007.

               GROUP NO. 2 UNDERLYING MORTGAGE LOANS BY LOAN TYPE

                                                                                 WEIGHTED
                                     NUMBER OF                   PERCENTAGE OF    AVERAGE                WEIGHTED        WEIGHTED
                                    UNDERLYING   CUT-OFF DATE     INITIAL LOAN   MORTGAGE   WEIGHTED      AVERAGE         AVERAGE
                                     MORTGAGE      PRINCIPAL        GROUP 2      INTEREST    AVERAGE    CUT-OFF DATE     REMAINING
LOAN TYPE                              LOANS      BALANCE (1)       BALANCE        RATE     U/W DSCR   LTV RATIO (1)   IO PERIOD (1)
---------------------------------------------------------------------------------------------------------------------------------
Interest Only Balloon Loans             13       $295,635,000         61.7%       5.9250%     1.34x        79.1%             80
Balloon Loans with Partial IO Term      21        150,204,000         31.3%       6.0842%     1.28         74.5%             34
Balloon Loan without IO Term            10         33,645,187          7.0%       6.5705%     1.21         68.6%            N/A
                                    ------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 44       $479,484,187        100.0%       6.0202%     1.31x        76.9%            N/A
                                    ================================================================================================

(1)  BASED ON A CUT-OFF DATE IN NOVEMBER 2007.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                     GROUP NO. 2 ORIGINAL AMORTIZATION TERMS

                                                                        WEIGHTED
                           NUMBER OF                    PERCENTAGE OF    AVERAGE                WEIGHTED
      RANGE OF            UNDERLYING    CUT-OFF DATE     INITIAL LOAN   MORTGAGE   WEIGHTED      AVERAGE
ORIGINAL AMORTIZATION      MORTGAGE       PRINCIPAL        GROUP 2      INTEREST    AVERAGE    CUT-OFF DATE
 TERMS (MONTHS) (1)          LOANS       BALANCE (2)       BALANCE        RATE     U/W DSCR   LTV RATIO (2)
-----------------------------------------------------------------------------------------------------------
Interest Only                 13        $295,635,000         61.7%       5.9250%     1.34x        79.1%
  300 - 300                    1           2,089,653          0.4%       6.4050%     1.21         72.1%
  301 - 360                   30         181,759,534         37.9%       6.1705%     1.27         73.4%
                          ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:       44        $479,484,187        100.0%       6.0202%     1.31x        76.9%
                          =================================================================================

MAXIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (3):     360
MINIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (3):     300
WTD. AVG. ORIGINAL AMORTIZATION TERM (MONTHS) (3):   359

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.

(2)  BASED ON A CUT-OFF DATE IN NOVEMBER 2007.

(3) DOES NOT INCLUDE MORTGAGE LOANS WITH INTEREST ONLY PAYMENTS UNTIL ARD/MATURITY DATE.

                    GROUP NO. 2 REMAINING AMORTIZATION TERMS

                                                                      WEIGHTED
                           NUMBER OF                  PERCENTAGE OF    AVERAGE                WEIGHTED
         RANGE OF         UNDERLYING   CUT-OFF DATE    INITIAL LOAN   MORTGAGE   WEIGHTED      AVERAGE
REMAINING AMORTIZATION     MORTGAGE      PRINCIPAL       GROUP 2      INTEREST    AVERAGE    CUT-OFF DATE
 TERMS (MONTHS) (1, 2)       LOANS      BALANCE (2)      BALANCE        RATE     U/W DSCR   LTV RATIO (2)
---------------------------------------------------------------------------------------------------------
Interest Only                 13       $295,635,000        61.7%       5.9250%     1.34x        79.1%
  296 - 358                    9         25,150,534         5.2%       6.4322%     1.22         70.3%
  359 - 360                   22        158,698,653        33.1%       6.1321%     1.27         73.9%
                          -------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:       44       $479,484,187       100.0%       6.0202%     1.31x        76.9%
                          ===============================================================================

MAXIMUM REMAINING AMORTIZATION TERM (MONTHS) (2, 3):     360
MINIMUM REMAINING AMORTIZATION TERM (MONTHS) (2, 3):     296
WTD. AVG. REMAINING AMORTIZATION TERM (MONTHS) (2, 3):   358

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.

(2)  BASED ON A CUT-OFF DATE IN NOVEMBER 2007.

(3) DOES NOT INCLUDE MORTGAGE LOANS WITH INTEREST ONLY PAYMENTS UNTIL ARD/MATURITY DATE.

                  GROUP NO. 2 ORIGINAL TERMS TO STATED MATURITY

                                                                                WEIGHTED
                                   NUMBER OF                    PERCENTAGE OF    AVERAGE                WEIGHTED
           RANGE OF               UNDERLYING    CUT-OFF DATE     INITIAL LOAN   MORTGAGE   WEIGHTED      AVERAGE
        ORIGINAL TERMS             MORTGAGE       PRINCIPAL        GROUP 2      INTEREST    AVERAGE    CUT-OFF DATE
TO STATED MATURITY (MONTHS) (1)      LOANS       BALANCE (2)       BALANCE        RATE     U/W DSCR   LTV RATIO (2)
-------------------------------------------------------------------------------------------------------------------
 60 -  60                              7        $148,240,166         30.9%       6.0051%     1.42x        77.8%
 61 -  84                              1          85,000,000         17.7%       5.8560%     1.21         80.0%
 85 - 120                             31         223,516,077         46.6%       6.0902%     1.30         75.2%
121 - 122                              5          22,727,943          4.7%       6.0432%     1.21         75.3%
                                  ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:               44        $479,484,187        100.0%       6.0202%     1.31x        76.9%
                                  =================================================================================

MAXIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):    122
MINIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):     60
WTD. AVG. ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):   95

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.

(2)  BASED ON A CUT-OFF DATE IN NOVEMBER 2007.

                 GROUP NO. 2 REMAINING TERMS TO STATED MATURITY

                                                                                WEIGHTED
                                     NUMBER OF                  PERCENTAGE OF    AVERAGE                WEIGHTED
            RANGE OF                UNDERLYING   CUT-OFF DATE    INITIAL LOAN   MORTGAGE   WEIGHTED      AVERAGE
        REMAINING TERMS              MORTGAGE      PRINCIPAL       GROUP 2      INTEREST    AVERAGE    CUT-OFF DATE
TO STATED MATURITY (MONTHS) (1, 2)     LOANS      BALANCE (2)      BALANCE        RATE     U/W DSCR   LTV RATIO (2)
-------------------------------------------------------------------------------------------------------------------
 55 -  70                                7       $148,240,166        30.9%       6.0051%     1.42x        77.8%
 71 - 114                                7        119,580,000        24.9%       5.8546%     1.25         79.2%
115 - 117                               19        136,437,635        28.5%       6.1312%     1.28         77.2%
118 - 119                               11         75,226,386        15.7%       6.1115%     1.28         70.9%
                                    -------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 44       $479,484,187       100.0%       6.0202%     1.31x        76.9%
                                    ===============================================================================

MAXIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1, 2):    119
MINIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1, 2):     55
WTD. AVG. REMAINING TERM TO STATED MATURITY (MONTHS) (1, 2):   91

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.

(2)  BASED ON A CUT-OFF DATE IN NOVEMBER 2007.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                   GROUP NO. 2 CUT-OFF DATE PRINCIPAL BALANCES

                                                                         WEIGHTED
                              NUMBER OF                  PERCENTAGE OF    AVERAGE                WEIGHTED
                             UNDERLYING   CUT-OFF DATE    INITIAL LOAN   MORTGAGE   WEIGHTED      AVERAGE
 RANGE OF CUT-OFF DATE        MORTGAGE      PRINCIPAL       GROUP 2      INTEREST    AVERAGE    CUT-OFF DATE
PRINCIPAL BALANCES (1)          LOANS      BALANCE (1)      BALANCE        RATE     U/W DSCR   LTV RATIO (1)
----------------------------------------------------------------------------------------------------------------
$1,718,000 -  2,000,000           4       $  7,350,272         1.5%       6.3289%     1.24x        71.0%
 2,000,001 -  2,500,000           4          8,989,757         1.9%       6.4212%     1.26         74.0%
 2,500,001 -  3,000,000           2          5,695,374         1.2%       6.3726%     1.24         75.2%
 3,000,001 -  3,500,000           4         12,666,000         2.6%       5.8307%     1.24         77.1%
 3,500,001 -  4,500,000           4         16,643,265         3.5%       6.1262%     1.42         67.8%
 4,500,001 -  6,000,000           3         16,300,000         3.4%       6.4505%     1.23         82.7%
 6,000,001 -  8,000,000           4         25,464,866         5.3%       6.3343%     1.25         72.0%
 8,000,001 - 10,000,000           9         82,919,653        17.3%       6.0436%     1.29         76.6%
10,000,001 - 15,000,000           3         37,000,000         7.7%       5.9478%     1.26         75.5%
15,000,001 - 20,000,000           2         39,500,000         8.2%       6.4646%     1.20         75.0%
20,000,001 - 30,000,000           1         25,070,000         5.2%       5.6500%     1.42         74.4%
30,000,001 - 40,000,000           2         67,285,000        14.0%       6.0500%     1.36         74.1%
40,000,001 - 55,000,000           1         49,600,000        10.3%       5.6600%     1.63         84.8%
55,000,001 - 85,000,000           1         85,000,000        17.7%       5.8560%     1.21         80.0%
                             -------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:          44       $479,484,187       100.0%       6.0202%     1.31x        76.9%
                             ===============================================================================

MAXIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):   $85,000,000
MINIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):   $1,718,000
AVERAGE CUT-OFF DATE PRINCIPAL BALANCE (1):   $10,897,368

(1)  BASED ON A CUT-OFF DATE IN NOVEMBER 2007.

                       GROUP NO. 2 MORTGAGE INTEREST RATES

                                                                        WEIGHTED
                           NUMBER OF                    PERCENTAGE OF    AVERAGE                WEIGHTED
                          UNDERLYING    CUT-OFF DATE     INITIAL LOAN   MORTGAGE   WEIGHTED      AVERAGE
       RANGE OF            MORTGAGE       PRINCIPAL        GROUP 2      INTEREST    AVERAGE    CUT-OFF DATE
MORTGAGE INTEREST RATES      LOANS       BALANCE (1)       BALANCE        RATE     U/W DSCR   LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------
 5.6300% - 5.7500%             7        $113,050,000         23.6%       5.6531%     1.47x        79.8%
 5.7501% - 5.8500%             3          30,850,000          6.4%       5.7900%     1.38         76.1%
 5.8501% - 6.0000%             6         116,030,000         24.2%       5.8769%     1.24         78.5%
 6.0001% - 6.1000%             4          76,385,000         15.9%       6.0530%     1.34         74.8%
 6.1001% - 6.2500%             4          16,381,000          3.4%       6.1630%     1.30         73.0%
 6.2501% - 6.5000%            14          96,293,430         20.1%       6.4209%     1.22         75.2%
 6.5001% - 6.9800%             6          30,494,757          6.4%       6.7341%     1.22         73.3%
                          ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:       44        $479,484,187        100.0%       6.0202%     1.31x        76.9%
                          =================================================================================

MAXIMUM MORTGAGE INTEREST RATE:     6.9800%
MINIMUM MORTGAGE INTEREST RATE:     5.6300%
WTD. AVG. MORTGAGE INTEREST RATE:   6.0202%

(1)  BASED ON A CUT-OFF DATE IN NOVEMBER 2007.

              GROUP NO. 2 UNDERWRITTEN DEBT SERVICE COVERAGE RATIOS

                                                                        WEIGHTED
                           NUMBER OF                    PERCENTAGE OF    AVERAGE                WEIGHTED
                          UNDERLYING    CUT-OFF DATE     INITIAL LOAN   MORTGAGE   WEIGHTED      AVERAGE
 RANGE OF                  MORTGAGE       PRINCIPAL        GROUP 2      INTEREST    AVERAGE    CUT-OFF DATE
U/W DSCRS                    LOANS       BALANCE (1)       BALANCE        RATE     U/W DSCR   LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------
1.17x - 1.21                  15        $181,138,748         37.8%       6.0753%     1.20x        76.2%
1.22  - 1.26                  15          83,640,438         17.4%       6.3325%     1.24         77.4%
1.27  - 1.39                   9         122,255,000         25.5%       5.9750%     1.35         75.7%
1.40  - 1.74                   5          92,450,000         19.3%       5.6893%     1.55         79.3%
                          ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:       44        $479,484,187        100.0%       6.0202%     1.31x        76.9%
                          =================================================================================

MAXIMUM U/W DSCR:     1.74X
MINIMUM U/W DSCR:     1.17X
WTD. AVG. U/W DSCR:   1.31X

(1)  BASED ON A CUT-OFF DATE IN NOVEMBER 2007.

                  GROUP NO. 2 CUT-OFF DATE LOAN-TO-VALUE RATIOS

                                                                         WEIGHTED
                            NUMBER OF                    PERCENTAGE OF    AVERAGE                WEIGHTED
                           UNDERLYING    CUT-OFF DATE     INITIAL LOAN   MORTGAGE   WEIGHTED      AVERAGE
  RANGE OF CUT-OFF DATE     MORTGAGE       PRINCIPAL        GROUP 2      INTEREST    AVERAGE    CUT-OFF DATE
LOAN-TO-VALUE RATIOS (1)      LOANS       BALANCE (1)       BALANCE        RATE     U/W DSCR   LTV RATIO (1)
------------------------------------------------------------------------------------------------------------
50.5% - 60.0%                   2        $  6,020,290          1.3%       6.0535%     1.58x        55.3%
60.1% - 75.0%                  15         171,768,748         35.8%       6.1206%     1.31         72.0%
75.1% - 80.0%                  25         246,395,148         51.4%       6.0096%     1.25         79.0%
80.1% - 87.7%                   2          55,300,000         11.5%       5.7517%     1.59         85.1%
                           ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:        44        $479,484,187        100.0%       6.0202%     1.31x        76.9%
                           =================================================================================

MAXIMUM CUT-OFF DATE LTV RATIO (1):     87.7%
MINIMUM CUT-OFF DATE LTV RATIO (1):     50.5%
WTD. AVG. CUT-OFF DATE LTV RATIO (1):   76.9%

(1)  BASED ON A CUT-OFF DATE IN NOVEMBER 2007.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                      GROUP NO. 2 UNDERLYING MORTGAGED REAL
                        PROPERTIES BY OWNERSHIP INTEREST

                                                                              WEIGHTED
                                  NUMBER OF                   PERCENTAGE OF    AVERAGE                WEIGHTED
                                  MORTGAGED   CUT-OFF DATE     INITIAL LOAN   MORTGAGE   WEIGHTED      AVERAGE
                                    REAL        PRINCIPAL        GROUP 2      INTEREST    AVERAGE    CUT-OFF DATE
OWNERSHIP INTEREST               PROPERTIES    BALANCE (1)       BALANCE        RATE     U/W DSCR   LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------
Fee                                  56       $479,484,187        100.0%       6.0202%     1.31x        76.9%
                                 --------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              56       $479,484,187        100.0%       6.0202%     1.31x        76.9%
                                 ================================================================================

(1)  BASED ON A CUT-OFF DATE IN NOVEMBER 2007.

                     GROUP NO. 2 YEARS BUILT/YEARS RENOVATED

                                                                              WEIGHTED
                                  NUMBER OF                   PERCENTAGE OF    AVERAGE                WEIGHTED
                                  MORTGAGED   CUT-OFF DATE     INITIAL LOAN   MORTGAGE   WEIGHTED      AVERAGE
  RANGE OF YEARS                    REAL        PRINCIPAL        GROUP 2      INTEREST    AVERAGE    CUT-OFF DATE
BUILT/RENOVATED (1)              PROPERTIES    BALANCE (2)       BALANCE        RATE     U/W DSCR   LTV RATIO (2)
-----------------------------------------------------------------------------------------------------------------
1952 -  1985                          7       $ 19,685,653          4.1%       6.3638%     1.30x        67.9%
1986 -  1995                          1          2,745,374          0.6%       6.3700%     1.21         70.4%
1996 -  2000                          6         35,314,000          7.4%       6.1661%     1.27         74.3%
2001 -  2004                         13        117,021,918         24.4%       6.0056%     1.30         74.2%
2005 -  2007                         29        304,717,243         63.6%       5.9835%     1.33         78.9%
                                 --------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              56       $479,484,187        100.0%       6.0202%     1.31x        76.9%
                                 ================================================================================

MOST RECENT YEAR BUILT/RENOVATED:    2007
OLDEST YEAR BUILT/RENOVATED:         1952
WTD. AVG. YEAR BUILT/RENOVATED:      2003

(1) YEARS BUILT/RENOVATED REFLECTS THE LATER OF THE YEAR BUILT OR THE YEAR RENOVATED OF THE MORTGAGED REAL PROPERTIES.

(2)  BASED ON A CUT-OFF DATE IN NOVEMBER 2007.

                   GROUP NO. 2 OCCUPANCY RATES AT UNDERWRITING

                                                                              WEIGHTED
                                  NUMBER OF                   PERCENTAGE OF    AVERAGE                WEIGHTED
                                  MORTGAGED   CUT-OFF DATE     INITIAL LOAN   MORTGAGE   WEIGHTED      AVERAGE
      RANGE OF                      REAL        PRINCIPAL        GROUP 2      INTEREST    AVERAGE    CUT-OFF DATE
OCCUPANCY RATES AT U/W (2)       PROPERTIES    BALANCE (1)       BALANCE        RATE     U/W DSCR   LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------
83% - 87%                             8       $ 61,437,918         12.8%       6.1606%     1.32x        72.7%
88% - 92%                            15        210,607,687         43.9%       5.8810%     1.32         79.1%
93% - 95%                            15        110,191,000         23.0%       6.1777%     1.29         76.8%
96% - 100%                           18         97,247,582         20.3%       6.0543%     1.31         74.9%
                                 --------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              56       $479,484,187        100.0%       6.0202%     1.31x        76.9%
                                 ================================================================================

MAXIMUM OCCUPANCY RATE AT U/W:   100%
MINIMUM OCCUPANCY RATE AT U/W:    83%
WTD. AVG. OCCUPANCY RATE AT U/W:  92%

(1)  BASED ON A CUT-OFF DATE IN NOVEMBER 2007.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                           [INTENTIONALLY LEFT BLANK]

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                           SIGNIFICANT MORTGAGE LOANS

                                                                   PERCENTAGE
                                                     CUT-OFF       OF INITIAL                                               CUT-OFF
                                                      DATE          MORTGAGE                          MORTGAGE               DATE
                                      PROPERTY      PRINCIPAL         POOL                LOAN PER    INTEREST     U/W       LTV
#   LOAN NAME                           TYPE       BALANCE(1)        BALANCE   SF/UNITS SF/UNITS(1)     RATE       DSCR    RATIO(1)
------------------------------------------------------------------------------------------------------------------------------------
 1  450 Lexington Avenue              Office    $  200,000,000(2)     7.4%      910,473  $   340(2)  7.0426% (3) 1.89x(2)  36.4%(2)
 2  Gulf Coast Town Center Phases I
    and II                            Retail    $  190,800,000        7.0%      991,027  $   193     5.6010%     1.29x     87.5%(4)
 3  TIAA Industrial Portfolio       Industrial  $  186,000,000        6.8%    5,267,905  $    35     6.3800%     1.14x     68.1%
 4  Jericho Plaza (I and II)          Office    $  163,750,000        6.0%      638,216  $   257     5.6460%     1.33x     70.0%
 5  60 Wall Street                    Office    $  130,000,000(5)     4.8%    1,625,483  $    80(5)  5.7710%     1.31x(5)  74.0%(5)
 6  Allanza at the Lakes            Multifamily $   85,000,000        3.1%          896  $94,866     5.8560%     1.21x     80.0%
 7  Commerce Corporate Plaza          Office    $   84,000,000        3.1%      746,052  $   113     6.5200%     1.15x     69.5%
 8  Fairfield Inn by Marriott Hotel
    Portfolio                          Hotel    $   63,665,000        2.3%        1,007  $63,222     5.6700%     1.51x     83.8%
 9  Mesilla Valley Mall               Retail    $   54,000,000        2.0%      372,483  $   145     5.7990%     1.35x     81.8%
10  Olentangy Commons Apartments    Multifamily $   49,600,000        1.8%          827  $59,976     5.6600%     1.63x     84.8%(6)
------------------------------------------------------------------------------------------------------------------------------------
    TOTAL / WTD. AVG.                           $1,206,815,000       44.4%                           6.0812%     1.39x     69.9%
====================================================================================================================================

(1)  Based on a November 2007 Cut-Off Date.

(2) The 450 Lexington Avenue Mortgage Loan has an original balance of $310.0 million. A $200.0 million pari-passu portion of the 450 Lexington Avenue Mortgage Loan is included in this transaction and as such is expected to be the controlling interest with respect to the 450 Lexington Avenue Total Debt. The remaining portion of the Mortgage Loan totaling $110.0 million will be held outside the trust. All calculations are based on the $310.0 million 450 Lexington Avenue Mortgage Loan.

(3) The exact interest rate for the 450 Lexington Avenue Mortgage Loan is 7.0425580645%.

(4) Stabilized appraised value and cutoff LTV as of June 1, 2008 will be $250,000,000.00 and 76.3%, respectively.

(5) The 60 Wall Street Total Debt has an original balance of $925.0 million. A $130.0 million pari-passu portion of the 60 Wall Street Mortgage Loan is included in this transaction. The remaining portion of the Mortgage Loan totaling $795.0 million will be held outside the trust. All calculations are based on the $925.0 million 60 Wall Street Mortgage Loan.

(6) Stabilized appraised value and cutoff date LTV as of October 1, 2010 will be $77,700,000 and 63.8%, respectively.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                              450 LEXINGTON AVENUE

                                   [GRAPHIC]

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                LOAN INFORMATION

ORIGINAL PRINCIPAL BALANCE(1):   $200,000,000
CUT-OFF DATE PRINCIPAL
BALANCE(2):                      $200,000,000
FIRST PAYMENT DATE:              August 11, 2007
MORTGAGE INTEREST RATE:          7.0425580645% per annum
AMORTIZATION TERM:               Interest-only
HYPERAMORTIZATION:               N/A
ARD DATE:                        N/A
MATURITY DATE:                   July 11, 2012
MATURITY/ARD BALANCE:            $200,000,000
INTEREST CALCULATION:            Actual/360
CALL PROTECTION:                 Lockout/defeasance until the date that is
                                 three (3) months prior to the Maturity Date.
LOAN PER SF(2):                  $220
UP-FRONT RESERVES:               Debt Service Reserve:     $32,188,079(3)
                                 TI/LC Reserve:               $317,000(4)
                                 Tenant Improvement and
                                 Rent Abatement Reserve:   $16,285,000(5)
ONGOING RESERVES:                Tax and Insurance
                                 Reserve:                          Yes(6)
                                 Replacement Reserve:        Springing(7)
                                 Ground Lease Reserve:         $1,136,575
LOCKBOX:                         Hard
SUBORDINATE FINANCING:           Yes(8)

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:          Single Asset
PROPERTY TYPE:                   Office
PROPERTY SUB-TYPE:               Central Business District
LOCATION:                        New York, New York
YEAR BUILT/RENOVATED:            1992/N/A
SQUARE FEET:                     910,473
OCCUPANCY AT U/W(9):             100%
OWNERSHIP INTEREST:              Leasehold

                                           % OF TOTAL
MAJOR TENANT(S)                    NRSF        NRSF     LEASE EXPIRATION
------------------------------   -------   ----------   ----------------
Davis Polk & Wardwell            650,288      71.4%         5/31/2022
Warburg Pincus(10)               125,539      13.8%         7/31/2024
Citigroup Global
Markets, Inc.                     35,989       4.0%      12/31/2014
PROPERTY MANAGEMENT:             CB Richard Ellis, Inc.

                                  12/31/2005    12/31/2006       U/W
                                 -----------   -----------   -----------
NET OPERATING INCOME:            $27,236,720   $26,564,405   $42,072,046
NET CASH FLOW:                                               $41,841,562
DSCR:                                                              1.89x
APPRAISED VALUE:                 $851,000,000
APPRAISAL DATE:                  August 1, 2007
CUT-OFF DATE LTV RATIO(1):       36.4%
MATURITY/ARD LTV RATIO(1):       36.4%

(1) The 450 Lexington Avenue Loan is a $200,000,000 pari passu portion of a $310,000,000 mortgage loan (the "450 Lexington Avenue Total Loan"). Unless otherwise stated, calculations presented herein are based on the 450 Lexington Avenue Total Loan.

(2)  Based on the November 2007 cut-off principal balance date.

(3) The debt service reserve was established at closing to pay estimated debt service shortfalls.

(4) The TI/LC reserve was established at closing to fund tenant improvement and leasing commission obligations incurred after July 9, 2007.

(5) The tenant improvement and rent abatement reserve was established at closing to fund obligations incurred prior to July 9, 2007. The reserve is based on an initial calculation of $7,406,800 for tenant improvements and $8,878,200 for rental abatements.

(6) The borrower is required to make monthly payments into a tax and insurance reserve to accumulate funds necessary to (a) pay all taxes prior to their respective due dates and (b) pay insurance premiums prior to the expiration of the related policies.

(7) The borrower is required to deposit $11,381 per month into a replacement reserve to fund ongoing repairs and replacements commencing September 2008.

(8) The equity owners of the borrower have incurred mezzanine indebtedness in the aggregate principal amount of $290,000,000.

(9)  Based on the May 1, 2007 rent roll.

(10) Warburg Pincus executed a lease in 2007 to occupy 125,539 square feet on part of the 32nd floor and all of the 33rd through 36th floors. Their space will become available to them in stages as the current tenants vacate in December 2007 and July 2008. It is anticipated that they will take occupancy in August 2008 once the entire demised premises is available and their buildout is complete.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                             Additional Information

- The 450 Lexington Avenue loan is expected to be shadow rated BBB+ by S&P and Fitch.

- 450 Lexington Avenue (the "Property") is a 40-story, Class A office tower located adjacent to Grand Central Station in midtown between 44th and 45th Streets in Manhattan in New York. Completed in 1992, the building was constructed with high quality finishes, including marble, terrazzo, exposed hard wood and other high-end materials through all offices, corridors and lobby areas. The Property is one of the newest in the area and has been well maintained during its short history. The office space is built above the United States Post Office, which is designated by the New York City Landmarks Preservation Commission as a historic landmark. The Post Office currently occupies most of floors two through six, which is not part of the collateral. The Property is owned by borrower pursuant to a ground lease with the United States Postal Service, which extends through 2103.

- 450 Lexington is 99.9% leased and boasts a diverse rent roll of nine office and two retail tenants, of which many are credit quality. The major tenants are Davis Polk & Wardwell ("DPW") (71.4% of NRA; $71.97/sf; Lease Exp. 5/31/2022), Warburg Pincus (13.8% of NRA; $116.73/sf; Lease Exp. 7/31/2024)
     and Citigroup Global Markets, Inc. (4.0% of NRA; $57.63/sf; Lease Exp. 12/31/2014). Other office tenants include JLL Partners, Inc., Shorenstein Realty Services East, Federated Global Investment, Stone & Youngberg LLC, Wiggin & Dana LLP and Partners Group USA, Inc. The two retail tenants are Starbucks and FedEx Kinko's.

- DPW, the largest tenant, has been at the Property since its original construction and currently occupies 650,288 square feet, including part of the lobby and floors six through thirty. The law firm uses this office as its international headquarters with more than 80% of its attorneys located here. DPW recently extended its lease to May 2022 and has three additional extension options. The firm has expanded multiple times since it originally took occupancy, most recently taking the 14th floor in 2007 paying $90.00 per square foot. DPW pays substantially below market rent for its space, paying $71.97 per square foot including its most recent expansion, but rent increases to 95% of fair market value in May 2012.

- DPW is one of the oldest law firms in the United States, founded in 1849. With more than 600 attorneys, the firm is known for its expertise in litigation, securities, mergers and acquisitions, real estate, tax and technology. DPW routinely ranks among the top firms in The American Lawyer's "A-List" rankings of U.S. firms, including claiming first place from 2001 through 2003. The firm has also been ranked highly in surveys of the Fortune 250 law departments, in CORPORATE COUNSEL magazine with respect to corporate governance issues and corporate transactions and in PRACTICAL LAW COMPANY in its ranking of New York Law firms. The firm had income per partner of $2.0 million in 2005 as reported by THE AMERICAN LAWYER in May 2006.

- Warburg Pincus ("Warburg"), the second largest tenant, recently signed its lease and will take occupancy of 125,539 square feet in August 2008 paying $110.00 per square foot for floors 32 and 33 and $120.00 per square foot for floors 34 through 36. The company is a global leader in the private equity industry. In four decades, the company has invested approximately $26.0 billion in more than 570 companies in 30 countries around the world. The company's strategy is to partner with superior management teams to formulate strategy, conceptualize and implement creative financing structures and recruit talented executives. The firm currently has approximately $20.0 billion under management across more than 115 companies invested in a variety of industries, including information and communication technology, financial services, healthcare, leveraged buyouts, media and business services, energy and real estate.

- Citigroup, the third largest tenant, currently occupies 35,989 square feet on the building's top two floors at $57.63 per square foot gross. The company provides financial services to individual and corporate customers worldwide. Founded in 1812, it is headquartered in New York and has acquired and merged with Bank Handlowy, Smith Barney, Banamex, Salomon Brothers and Travelers. Since 1812, the company has grown to more than 200 million customer accounts in more than 100 countries worldwide served by 340,000 employees. At the end of 2006, Citigroup had a market capitalization of approximately $276.8 billion and grossed net income of $21.54 million. Currently, Citigroup is rated AA, Aa1 and AA+ (S&P/Moody's/Fitch).

- According to REIS, across the entire New York office market, there is 350,169,000 square feet with very little additional square footage completed in the last five years. For second quarter 2007, the overall vacancy rate was 6.6% with an average asking rent of

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

     $58.44 per square foot. Since 2003, there has been positive absorption every quarter with vacancy decreasing 37.1% over that period. For second quarter 2007, the total inventory for Class A office was 189,221,000 square feet. The vacancy rate was 5.6%, decreasing 41.7% since 2003. The asking rent for this period was $71.38 per square foot, increasing 23.9% from second quarter 2006.

- The Property is part of the defined Grand Central submarket, but is positioned on the southern border of the Plaza submarket and commands rent similar to other properties located in that area. The Plaza submarket has among the most desirable commercial space in Manhattan and represents some of the most premier office addresses in the world. Given its age, finishes and tenancy, 450 Lexington Avenue is one of the most prominent assets within the area. This Property benefits from the prestige of the Plaza submarket with the convenience of proximity to Grand Central Station.

- According to Cushman & Wakefield, within the Plaza District, there is 103,133,322 square feet of total inventory. For third quarter 2007, the overall vacancy rate is 5.2%. The overall asking rent for this period was $93.83 per square foot. Class A represents 97.8 million square feet of the submarket. The third quarter vacancy and asking rental rate for this class were 5.2% and $95.37 per square foot, respectively, which is commensurate with the performance of the submarket overall. The Property is performing better than comparable Class A properties in the Plaza District with current vacancy of 0.1% and recent leases and expansions signed from $90.00 to $120.00 per square foot.

- In the second quarter of 2007, tenants at 375 Park Avenue signed leases for smaller suites on its high floors at $160.00 and $165.00 per square foot. Additionally, a tenant at 390 Park Avenue signed a lease for more than 10,000 square feet at $150.00 per square foot. These comparables support the range of recent rental rates at the subject and indicate the market's continuing strength.

- With the recent leasing activity including the renewal and expansion of DPW, the signing of Warburg Pincus and the renewal and expansion of additional tenants, the borrower has effectively captured the additional upside as tenants are locked in at rates well in excess of the current average rent.

- The sponsor is Istithmar Building FZE ("Istithmar"), which is owned by the Royal Family of The Emirate of Dubai, U.A.E. and the real estate arm of Istithmar PJSC. The company was established in June 2003 to generate revenue through investment and contribute to Dubai's growth as a leader in financial services and as a financial hub. The funds for investment are generated from the government of Dubai and external sources. Istithmar is currently working to deploy $2.0 billion of investment capital. Istithmar has sponsored many other transactions with Credit Suisse, including 230 Park Avenue, 280 Park Avenue, W Hotel - Union Square, Mandarin Oriental Hotel New York and others. In addition, as of year end 2006 audited financials, the company has net worth of approximately $543.5 million and liquidity of $226.9 million.

- The purpose of the loan is to refinance the acquisition financing provided to Istithmar Building FZE ("Istithmar") in 2006. At that time, Istithmar purchased the property for $600.0 million from an entity owned by Murray Hill Partners and Westbrook Partners. At the time of the original purchase, Istithmar contributed approximately $134.87 million of equity. Subsequent to the refinance, the company still has approximately $107.44 million of equity in the deal, including all closing costs and reserves.

-    The Property is currently managed by CB Richard Ellis Group, Inc. (NYSE:
     CBG), an S&P 500 company headquartered in Los Angeles, California. The company is the world's largest commercial real estate services firm based on 2006 revenue. With approximately 24,000 employees, the company serves real estate owners, investors and tenants through its more than 300 offices worldwide, excluding affiliate and partner offices. CB Richard Ellis offers strategic advice and execution for property sales and leasing, corporate services, facilities and project management, mortgage banking, appraisals and valuation, development, investment management, research and consulting. In the Americas as of year end 2006, the company had 1.13 billion square feet under management and had completed 34,200 leasing transactions totaling $48.2 billion in value in the last year.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

LEASE ROLLOVER SCHEDULE (1,2,3)

                                                                           % OF TOTAL BASE   CUMULATIVE % OF
         # OF LEASES   AVERAGE BASE RENT   % OF TOTAL SF    CUMULATIVE %   RENTAL REVENUES     TOTAL RENTAL
 YEAR      ROLLING       PER SF ROLLING       ROLLING      OF SF ROLLING        ROLLING      REVENUES ROLLING
-------------------------------------------------------------------------------------------------------------
 2011         1             $107.00             1.5%             1.5%             2.0%              2.0%
 2012         2             $ 71.48             1.2%             2.6%             1.1%              3.0%
 2014         3             $ 60.39             6.5%             9.1%             4.9%              8.0%
>2014         6             $ 79.79            90.8%            99.9%            92.0%            100.0%
Vacant       N/A              N/A               0.1%           100.0%             N/A               N/A

(1)  Data based on the rent roll dated May 1, 2007.

(2)  Data reflects future tenancy based on leases in place.

(3) Rollover schedule is based on gross rent as leases in place are both gross and triple net.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                           [INTENTIONALLY LEFT BLANK]

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                     GULF COAST TOWN CENTER PHASES I AND II

                                   [GRAPHIC]

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                LOAN INFORMATION

ORIGINAL PRINCIPAL BALANCE:   $190,800,000
CUT-OFF DATE PRINCIPAL
BALANCE(1):                   $190,800,000
FIRST PAYMENT DATE:           August 1, 2007
MORTGAGE INTEREST RATE:       5.6010% per annum
AMORTIZATION TERM:            Interest-only
HYPERAMORTIZATION:            N/A
ARD DATE:                     N/A
MATURITY DATE:                July 1, 2017
MATURITY/ARD BALANCE:         $190,800,000
INTEREST CALCULATION:         30/360
CALL PROTECTION:              Yield Maintenance/Lockout/defeasance until
                              the date that is three (3) months prior to
                              the Maturity Date.(2)
LOAN PER SF:                  $193(1)
UP-FRONT RESERVES:            None
ONGOING RESERVES:             Tax and Insurance Reserve:   Springing(3)
                              Capital Expenditure Reserve: Springing(3)
                              Rollover Reserve:            Springing(3)
LOCKBOX:                      Springing
SUBORDINATE FINANCING:        None

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:       Single Asset
PROPERTY TYPE:                Retail
PROPERTY SUB-TYPE:            Anchored
LOCATION:                     Fort Myers, Florida
YEAR BUILT/RENOVATED:         2007
SQUARE FEET:                  991,027
OCCUPANCY AT U/W(4):          98%
OWNERSHIP INTEREST:           Fee

                                        % OF TOTAL
MAJOR TENANT(S)                 NRSF       NRSF      LEASE EXPIRATION
---------------------------   -------   ----------   ----------------
Bass Pro Shop                 130,000      13.1%        10/31/2026
JC Penney                      97,311       9.8%        10/21/2026
Belk                           96,491       9.7%        10/10/2026

PROPERTY MANAGEMENT:          CBL & Associates Management, Inc.

                                  U/W
                              -----------
NET OPERATING INCOME:         $14,165,228
NET CASH FLOW:                $13,828,648
DSCR:                               1.29x

APPRAISED VALUE(5):           $218,000,000
APPRAISAL DATE:               May 3, 2007
CUT-OFF DATE LTV RATIO(6):    87.5%
MATURITY/ARD LTV RATIO(6):    87.5%

(1)  Based on the November 2007 cut-off date principal balance.

(2) In addition to the yield maintenance option, the loan has the option to be defeased at anytime after the date which is 28 months from the "startup day" of the REMIC Trust.

(3) Upon the occurrence and during the continuation of a "Trigger Event" (defined as the DSCR being less than 1.10x on a trailing 12 month basis or an event of default), the borrower is to make monthly deposits into the tax and insurance reserve to (a) pay all taxes prior to their respective due dates and (b) pay insurance premiums prior to the expiration of the related policies. In addition, the borrower must fund a capital expenditure reserve in monthly payments of $5,266 until the maximum balance of $126,384 is achieved and fund the TI/LC reserve in monthly payments of $18,106 until the maximum balance of $325,908 is achieved.

(4) Based on the October 10, 2007 rent roll. The occupancy rate includes 87,699 square feet of tenants with executed leases, but not yet in occupancy and 19,160 square feet of tenants with leases pending execution. Guaranties have been received from the borrower and are described below.

(5) Appraised Value represents the "As Is" value. The "As Stabilized" Value as of June 1, 2008 is $250,000,000.

(6) The LTV% based on the "As Stabilized" appraised value of $250,000,000 is 76.3%.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                             Additional Information

- Gulf Coast Town Center Phases I & II (the "Property") is a newly constructed Class A, 991,027 square foot open-air regional mall located on
     173.09 acres in Fort Myers, Florida, in the southeastern portion of the Cape Coral-Fort Myers, MSA. The entire Gulf Coast Town Center is situated on a 203.52 acre site. Phase I consists of 77.7 acres, Phase II has 92 acres and the outparcels total 3.39 acres. Also included in the overall development are nine outparcels as well as sites for Super Target, Costco and two Marriott-brand hotels. These parcels are under separate ownership and are excluded from the subject collateral.

- Gulf Coast Town Center offers shoppers a unique shopping environment including a Main Street layout featuring architectural elements and amenities indigenous to Southwest Florida. The site is designed to provide ample parking conveniently located in front of the shops while preserving an intimate, comfortable setting for the specialty stores.

- Built in 2007, the Property consists of 623,925 square feet of borrower owned improvements, and an additional 367,102 square feet of tenant owned improvements on seven outparcels ground leased from the borrower. The tenants located on outparcels are Bass Pro Shop, JC Penney (BBB-), Belk, Babies R Us, Steak & Shake, McDonalds (A), and Amsouth (A+). The largest tenant, Bass Pro Shop is located in a freestanding building situated along the bank of a 24.5 acre lake, which serves as a demonstration and display area for boats and watercrafts. Additional anchor and junior anchor tenants include, Staples (BBB+), Best Buy (BBB), Ross Dress for Less (BBB), Marshalls (A), Linens N Things (B-), JoAnn Fabrics (B-), Regal Cinema (BB-), Border Books and LA Fitness. In addition to the major tenants, the center has 77 in-line tenants which include nationally recognized names such as Petco (B), Kirklands, Catherine's, KB Toys, Payless Shoes, Lane Bryant, 5-7-9, Gamestop (BB), Cingular Wireless, Subway, Starbucks (BBB+), and PF Chang's. Super Target (A+) shadow anchors the Center and, although not part of the collateral, contributes to the Property's common area maintenance.

- The sponsor provided a Completion Guaranty for tenants with executed leases, but not in occupancy at closing. The guaranty covers the landlord's obligations for tenant improvements/allowances and is limited to $7,702,968. The sponsors provided a second Guaranty for tenants with leases under negotiations, which is limited to $4,981,784.

- The Property has demonstrated strong tenant sales as demonstrated by Bass Pro Shop which has been the company's number one store in sales upon opening. The 2007 trailing 9-month annualized sales through July were: Bass Pro Shop $415.68/SF, JoAnn Fabric's $106.85/SF, Linens N Things $122.76/SF, Belks $102.42/SF, and Regal Cinema $343,633.85/screen.

- Gulf Coast Town Center is located in Lee County, Florida, on the I-75 corridor between Fort Myers and Naples, Florida. The Cape Coral-Fort Myers MSA is strategically located along several heavily traveled tourist routes and is within a day's drive of some of Florida's major tourist destination cities. The Property benefits from a strong tourist market, which adds some 11 million visitors to the area annually. Local landmarks include the Southwest Florida International Airport, located two miles north and Florida Gulf Coast University, with enrollment of approximately 8,300 is located two miles south of the property. The Cape Coral-Fort Myers area is experiencing a high level of in-migration which has resulted in substantial housing development. The median household income for 1 mile, 3 miles and 5 miles radius is $72,188, $57,302 and $58,227 respectively.

- The 2nd Q 07 CoStar reports retail space in the Southwest Florida market totals 69,311,702 square feet in 3,864 properties with an overall occupancy of 97.0%. The average asking rental rate for available retail space is $19.91 per square foot, an increase from $19.66 per square foot at the end of the 1st Q 07. The 2nd Q 07 CoStar report that total retail space in the South Ft. Myers submarket consists of 14,802,946 square feet in 628 properties with an overall occupancy of 97.5%. Rental rates in the submarket average $18.83 per square foot. The subject's average rent per square foot (excluding tenant owned outparcels) is $19.70, with the anchor, junior and in-line rents per square feet being $13.22, $17.27 and $24.19, respectively.

- The borrower under the Gulf Coast Town Center Phases I & II loan is Gulf Coast Town Center CMBS, LLC, a limited liability company organized under the laws of the State of Delaware. The borrower is a special purpose entity whose purpose is limited to owning the Property and obtaining the Gulf Coast Town Center Phases I & II loan. The sponsor is CBL & Associates Limited Partnership, which is

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

     wholly owned by CBL Holdings I, Inc. ("CBL"). Founded in 1978, CBL & Associates Properties, Inc., a real estate investment trust, was formed as a public vehicle in 1993 for expansion of their development and property management business. CBL and is currently listed on the NYSE under the symbol CBL. CBL primarily operates through its operating partnership, CBL Associates Limited Partnership. CBL is the 4th largest REIT in the country and owns/holds interest in or manages 130 properties, including 79 regional malls/open-air centers. The properties are located in 26 states and total
     75.0 million square feet. The sponsorship has extensive experience in the acquisition, ownership, management, leasing and development of regional malls as well as community and neighborhood retail centers. Based in Chattanooga, TN, the sponsorship is known as one of the most successful operators of retail properties in the industry.

- The Property is managed by CBL & Associates Management, Inc., an affiliate of the borrower. CBL & Associates Management, Inc. has an experienced property management team with the senior management team possessing extensive experience in all aspects of development, acquisition, finance, leasing and property management, with an average of 25 years experience. Included in CBL's portfolio is 1.8 million square feet of non-owned retail space, which CBL & Associates Management, Inc. manages for third parties.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

LEASE ROLLOVER SCHEDULE (1)

                                                                           % OF TOTAL BASE    CUMULATIVE % OF
         # OF LEASES   AVERAGE BASE RENT   % OF TOTAL SF    CUMULATIVE %   RENTAL REVENUES      TOTAL RENTAL
 YEAR      ROLLING       PER SF ROLLING       ROLLING      OF SF ROLLING      ROLLING        REVENUES ROLLING
-------------------------------------------------------------------------------------------------------------
  2011         2             $27.14             0.3%            0.3%             0.6%              0.6%
  2012        17             $30.90             4.3%            4.6%             9.9%             10.5%
  2013         4             $25.65             1.1%            5.8%             2.2%             12.6%
  2016         4             $11.54            11.4%           17.2%             9.7%             22.4%
  2017        43             $20.47            19.7%           36.9%            29.7%             52.1%
 >2017        23             $10.69            60.7%           97.6%            47.9%            100.0%
Vacant       N/A                N/A             2.4%          100.0%             N/A               N/A

(1)  Data based on the rent roll dated October 10, 2007.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                           [INTENTIONALLY LEFT BLANK]

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                            TIAA INDUSTRIAL PORTFOLIO

                                    [GRAPHIC]

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                LOAN INFORMATION

ORIGINAL PRINCIPAL BALANCE:         $186,000,000
CUT-OFF DATE PRINCIPAL BALANCE(1):  $186,000,000
FIRST PAYMENT DATE:                 August 11, 2007
MORTGAGE INTEREST RATE:             6.3800% per annum
AMORTIZATION TERM:                  360 months(2)
HYPERAMORTIZATION:                  N/A
ARD DATE:                           N/A
MATURITY DATE:                      July 11, 2017
MATURITY/ARD BALANCE:               $174,860,950
INTEREST CALCULATION:               Actual/360
CALL PROTECTION:                    Lockout/defeasance until the date that is
                                    three (3) months prior to the Maturity Date.
LOAN PER SF (1):                    $35
UP-FRONT RESERVES:                  Earnout Reserve:             $21,000,000(3)
ONGOING RESERVES:                   TI/LC Reserve:                       Yes(4)
                                    Tax and Insurance Reserve:           Yes(5)
                                    Replacement Reserve:                $45,422
LOCKBOX:                            Hard
SUBORDINATE FINANCING:              None

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:             Portfolio
PROPERTY TYPE:                      Industrial
PROPERTY SUB-TYPE:                  N/A
LOCATION:                           Various(6)
YEAR BUILT/RENOVATED:               Various(7)
SQUARE FEET:                        5,267,905
OCCUPANCY AT U/W(8):                85%
OWNERSHIP INTEREST:                 Various(9)

                                                % OF TOTAL
MAJOR TENANT(S)                        NRSF        NRSF      LEASE EXPIRATION
----------------------------------  ---------   ----------   ----------------
The Gap, Inc.                       1,045,000      19.8%         1/31/2009
KAZ                                   700,000      13.3%        10/31/2009
UTI Integrated Logistics, Inc.        256,172       4.9%         3/31/2014

PROPERTY MANAGEMENT:                Colliers Bennett & Kahnweiler Real
                                    Estate Management Services LLC

                                     12/31/2005    12/31/2006       U/W
                                    -----------   -----------   -----------
NET OPERATING INCOME:               $13,338,990   $14,440,217   $16,560,258
NET CASH FLOW:                                                  $15,831,627
DSCR:                                                                 1.14x

APPRAISED VALUE:                    $273,035,000
APPRAISAL DATE:                     Various(10)
CUT-OFF DATE LTV RATIO(1):          68.1%
MATURITY/ARD LTV RATIO:             64.0%

(1)  Based on the November 11, 2007 cut-off date principal balance.

(2) The TIAA Industrial Portfolio Loan has an interest-only period of 60 months, after which the borrowers will be required to pay interest and principal on each monthly payment date.

(3) The earnout reserve was established at closing, $8,500,000 of which will be reallocated to the TI/LC reserve when the TIAA Industrial Portfolio Property achieves a debt service coverage ratio of 1.20x, using a debt service calculation equivalent to actual payments being made (e.g., interest only payments during an interest only period). The remaining $12,500,000 of the earnout reserve is available for disbursement to the borrowers upon satisfaction of a 1.20x debt service coverage ratio test calculated using a debt service component based upon a 30 year amortization schedule.

(4) The TI/LC reserve will be established to fund tenant improvement and leasing commission obligations upon the reallocation of $8,500,000 in the earnout reserve to the TI/LC reserve upon borrower's satisfaction of a 1.20x debt service coverage ratio test using a debt service calculation in conformity with actual payments being made (e.g., interest only during the interest only period).

(5) The borrowers are required to make monthly payments into a tax and insurance reserve to accumulate funds necessary to (a) pay all taxes prior to their respective due dates and (b) pay insurance premiums prior to the expiration of the related policies.

(6) The TIAA Industrial Portfolio Loan is secured by eleven (11) industrial properties located in Georgia, Delaware, Illinois, Kentucky, Tennessee, Texas, Arizona, Utah and California.

(7) The TIAA Industrial Portfolio Properties were constructed between 1973 and 1999 and renovated between 2001 and 2005.

(8)  Based on rent rolls dated between October 10, 2006 and June 12, 2007.

(9) All of the properties are fee simple, except for TIAA Memphis which is subject to a leasehold.

(10) All appraisals were completed between May 9, 2007 and December 1, 2007.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                              Portfolio Information

                                                                                                          ALLOCATED
                                      YEAR                                                                 ORIGINAL       APPRAISED
      PROPERTY NAME             BUILT/RENOVATED        LOCATION            SQUARE FEET   OCCUPANCY (1)   LOAN BALANCE       VALUE
------------------------------------------------------------------------------------------------------------------------------------
TIAA - Cincinnati                   1998/N/A         Hebron, Kentucky       1,437,022         100%       $ 51,613,000   $ 75,175,000
TIAA - Memphis                      1996/N/A        Memphis, Tennessee      1,600,232          69%       $ 43,392,000   $ 63,200,000
TIAA - Atlanta                      1996/N/A      Lawrenceville, Georgia      650,253         100%       $ 19,945,000   $ 29,650,000
TIAA - San Diego                    1996/N/A       San Diego, California      200,000         100%       $ 18,880,000   $ 27,500,000
TIAA - Salt Lake City               1999/N/A       Salt Lake City, Utah       328,504          85%       $ 12,015,000   $ 17,750,000
TIAA - Philadelphia                 1989/N/A       New Castle, Delaware       266,907          90%       $ 10,625,000   $ 15,750,000
TIAA - Chicago (West Chicago)      1974/2005      West Chicago, Illinois      212,922          73%       $  7,278,000   $ 11,200,000
TIAA - Phoenix                      1989/N/A         Phoenix, Arizona         136,704          79%       $  6,111,000   $  9,300,000
TIAA - Dallas                       1999/N/A         Arlington, Texas         201,600         100%       $  5,980,000   $  8,710,000
TIAA - Chicago (Bolingbrook)        1996/N/A       Bolingbrook, Illinois      149,907           0%       $  5,424,000   $  7,900,000
TIAA - Oakland                     1973/2001        Hayward, California        83,854         100%       $  4,737,000   $  6,900,000
TOTAL / WTD. AVG.                                                           5,267,905          85%       $186,000,000   $273,035,000

(1) Occupancy is based on rent rolls dated between October 10, 2006 and June 12, 2007.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                             Additional Information

- The TIAA Industrial Portfolio (the "Portfolio") is comprised of 11 warehouse and distribution properties spanning 20 buildings totaling 5,267,905 square feet, of which 239,704 square feet or 4.6% is office space. The portfolio is spread across nine states and eleven markets. The properties were constructed between 1973 and 1999 on land that was previously undeveloped. The portfolio is currently 84.6% occupied by 32 tenants ranging in size from 6,480 square feet to 1,045,000 square feet. Of these tenants, 65% are nationally recognized, and 40.6% are publicly traded. The five largest properties by allocated loan balance are Cincinnati, Memphis, Atlanta, San Diego and Salt Lake City.

TIAA - CINCINNATI

- The property is a four-building, industrial development totaling 1,437,022 square feet, including 41,164 square feet of office space, in Hebron, Kentucky. The subject is located within an industrial park approximately four miles from the Cincinnati/Northern Kentucky International Airport. The buildings were constructed in 1998 and are currently 100% occupied. The major tenants include The Gap, Inc. (72.7% NRA; $3.15/sf; Lease Exp. 1/31/2009) (S&P/Moody's/Fitch: BB+/Ba1/BB+), UPS Supply Chain Solutions (14.4% NRA; $3.25/sf; Lease Exp. 7/31/2009) (S&P/Moody's: AAA/Aaa) and
     Cascades Boxboard U.S., Inc. (8.0% NRA; $3.85/sf; Lease Exp. 10/31/2008) (S&P/Moody's: BB/Ba3). The property is predominantly used for warehousing and distribution. Across the four buildings, there are 28- and 32-foot ceilings, 109 loading docks, seven drive-in doors and 848 parking spaces.

- The subject is located in the city of Hebron, Boone County, Kentucky, within the influence of the Cincinnati MSA. The immediate area surrounding the subject has more recent development, of which a large percentage is industrial, as well as new residential and supporting commercial development. The properties are bound to the north, south, east and west by warehouse/distribution buildings. The appraiser conducted surveys of comparable properties totaling 2,335,922 square feet. The lease rate range at the comparable properties was $2.75 to $3.95 per square foot, while the lease rates at the subject were $3.25 at the single-tenant buildings and ranged from $3.15 to $3.85 per square foot at the multi-tenant buildings. The appraiser determined market rental rates to be $3.00 and $3.25 per square foot at the single tenant properties with adjustments for buildout and a market rental rate of $3.75 per square foot at the multi-tenant properties. Most of the comparable properties were 100% occupied, and the appraiser concluded a stabilized vacancy and credit loss of 2.3% at the subject's various buildings.

TIAA - MEMPHIS

- The property is a three-building industrial portfolio totaling 1,600,232 square feet, including 58,929 square feet of office space, located within the Southpoint Distribution Center in Memphis, Tennessee. The Southpoint Distribution Center is a master-planned industrial park with good access to Interstates 40 and 55 via SH 78/Lamar Avenue, approximately five miles from Memphis International Airport. The properties were built in 1996 and are currently 68.8% occupied. The subject had been 100% occupied until July 2007, when Carrier vacated 500,000 square feet relocating to a larger facility after being a tenant since the construction of the property. The major tenants include KAZ (43.7% NRA; $2.45/sf; Lease Exp. 10/31/2009), New Breed Logistics (14.8% NRA; $2.62/sf; Lease Exp. 6/30/2009) and eCost (10.2% NRA; $2.84/sf; Lease Exp. 1/31/2011). The property is predominantly used for warehousing and distribution. Across the three buildings, there are 31- and 32-foot ceilings, 240 loading docks, 19 drive-in doors and 720 parking spaces.

- The subject is located in the city of Memphis, Shelby County, Tennessee, within the influence of the Memphis MSA. Industrial development is the primary commercial use with new properties south towards the Mississippi state line with progressively older properties to the north. The vast majority of the development is distribution and bulk warehouse, and these buildings are bound to the north, south, east, and west by warehouse/distribution buildings. The neighborhood is also positively impacted by a large train yard and Memphis International Airport located just west of the subject. The appraiser conducted a survey of four comparable properties totaling 2,835,460 square feet of space. The lease rate range at the comparable properties was $2.59 to $2.9 per square foot. The lease rate at 4755 Southpoint Drive is $2.50 per square foot. Lease rates at 4895 Citation Drive range from $2.62 to $2.84 per square foot. The Appraiser determined a market rental rate of $2.60 per square foot for new space and, at 4755 Southpoint Drive, $2.70 per square foot for lease renewals. Vacancy at the comparable/competitive properties ranged from 0.0% to 59%, with the average being

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

     37%, while the subject properties are currently 31.2% vacant. The property has performed well historically because of its location and its amenities for its industrial tenants. The Appraiser determined a stabilized vacancy and credit loss of 5.0% at the subject.

TIAA - ATLANTA

- The property is a three-building industrial and office development totaling 650,253 square feet, including 33,500 square feet of office space, in Lawrenceville, Georgia. The subject is located within the Corporate Lakes industrial park, which is approximately 20 miles north of downtown Atlanta. Corporate Lakes is well positioned near the Interstate 85 and 316 interchange. The properties were built in 1996 and are currently 100% occupied. The major tenants include UTI Integrated Logistics, Inc. (39.4% NRA; $2.65/sf; Lease Exp. 3/31/2014), Hanson Staple Company, Inc. (14.3% NRA; $2.95/sf; Lease Exp. 5/31/2008) and Komatsu Zenoah America, Inc. (13.9% NRA; $2.88/sf; Lease Exp. 3/31/2012) (S&P/Moody's: A-/A2). The
     property is used for packaging, warehousing and distribution. Across the three buildings, there are canopied truck dock areas and 380 parking spaces for seven total tenants.

- Per the CoStar report for fourth quarter 2006, the overall Atlanta industrial market contained a total of 534.4 million square feet of space in 6,459 buildings, across three segments: Flex, Shallow-Bay Distribution and Warehouse. The Warehouse segment contained 379.5 million square feet in 3,603 buildings and was 88.5% occupied. The subject lies outside CoStar's coverage area, however, the subject is closely associated with the Northeast Atlanta Industrial Submarket. The Northeast Industrial Submarket is the largest submarket in Atlanta with approximately 29% of the total Atlanta Industrial Market. As of fourth quarter 2006, the Northeast Industrial Submarket contained 155.9 million square feet in 1,870 buildings. The Warehouse segment contained 105.6 million square feet in 959 buildings and was 91.6% occupied. The appraiser surveyed four comparable warehouse and distribution properties and concluded market rental rates of $2.75, $2.90 and $3.25 per square foot based on the size of the space and the quality of the buildout.

TIAA - SAN DIEGO

- The subject is a one-building industrial property totaling 200,000 square feet including 20,000 square feet of office space, located within the Eastgate Distribution Center in San Diego, California, approximately 15 miles from San Diego International Airport. Eastgate Distribution Center is located in the Miramar submarket, one of the strongest and most central submarkets in the county. The property also has excellent access to Interstates 805, 5, 15 and 8. The property was built in 1996 and is currently 100% occupied. The major tenants include FedEx Ground (62.0% NRA; $6.34/sf; Lease Exp. 7/31/2009) and FedEx Express (38.0% NRA; $8.29/sf;
     Lease Exp. 6/30/2011) (S&P/Moody's/Fitch: BBB/Baa2/BBB). FedEx uses the property as warehouse space, utilizing the 26-foot ceilings as well as 56 loading docks, 13 drive-in doors and 208 parking spaces.

- The subject property is located in the city of San Diego, San Diego County, California, within the influence of the San Diego MSA. The subject is located in the Miramar neighborhood of San Diego where typical industrial developments range from small multi-tenant properties to large single-tenant warehouse and distribution facilities. Miramar has very little remaining developable land, keeping strong upward pressure on land values. The subject property is surrounded mainly by light industrial and warehouse uses in all directions. To the north is land utilized by Fed Ex as truck storage. The appraiser conducted a survey of six buildings totaling 754,900 square feet of space and determined a lease rate range of $7.80 to $9.36 per square foot. Lease rates at the subject range from $6.34 to $8.29 per square foot. Overall, the leases at the subject are below market. The appraiser determined a market rental rate of $8.52 per square foot. Vacancy at the comparable properties ranged from 0.0% to 100% with an average of 6%. Five of the six comparable properties are 100% occupied. The appraiser determined a stabilized vacancy and credit loss of 3.0% at the subject.

TIAA - SALT LAKE CITY

- The property is a one-building industrial development totaling 328,504 square feet including 14,400 square feet of office space, located within Landmark Business Park in Salt Lake City, Utah. Landmark Business Park is a master-planned industrial park situated just off Interstate 201 and 5600 West, which is the main distribution corridor for the Salt Lake City market. All major interstates including 215, 80 and 15 are accessible within a 5-mile radius, and the Salt Lake International Airport is just 3 miles to the north. The property was built in 1999 and is currently 84.8% occupied. The major tenants include Back to Basics (57.8% NRA; $2.64/sf; Lease

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

     Exp. 12/31/2010) and Martin Brower (26.9% NRA; $4.61/sf; Lease Exp. 6/30/2010). The property is used for small kitchen appliance production and distribution. The building has 30-foot ceilings, as well as 44 loading docks, three drive-in doors and 260 parking spaces.

- The subject property is located in Salt Lake City, Utah, and centered in the Wasatch Front, one of the largest metropolitan areas in the intermountain west region. The corridor stretches from Ogden in Weber County to the north to the Provo/Orem area in Utah County to the south. The subject is located to the west of the Salt Lake City central business district where the neighborhood is predominantly a mix of industrial and office development with little residential. The immediate area surrounding the subject consists primarily of industrial uses with much of the development from the 1980's and 1990's; adjacent to the property in all directions is vacant land and industrial buildings. Generally, property types in the area include: large, single-tenant office and warehouse/distribution centers greater than 100,000 square feet; large, single-tenant, light-manufacturing, multi-tenant flex space with sizes between 5,000 to 10,000 square feet; incubator space with units between 500 to 5,000 square feet; and single- and multi-tenant office spaces. The neighborhood is roughly 80% developed. The appraiser conducted a survey of six buildings totaling 1,237,242 square feet of space and determined a lease rate range of $3.48 to $4.44 per square foot. Lease rates at the subject range from $2.64 to $4.61 per square foot. Overall, the leases at the subject are in-line with market parameters. The appraiser determined a market rental rate of $4.60 per square foot for the Martin Brower space and $3.36 per square foot for other space. Vacancy at the comparable/competitive properties ranged from 0.0% to 100% with an average of 21.8%. The appraiser determined a stabilized vacancy and credit loss of 5.0% at the subject.

- The borrowing entities for this loan are Distribution I Patent Owner LLC and Distribution I TL Owner LLC, which are controlled by high net-worth, international clients of Falcon Real Estate Investment Company ("Falcon"). Falcon will serve as the United States investment advisor and maintains operational control of the asset in accordance with an asset management agreement. Including the purchase price, upfront reserves and closing costs, the borrower has invested $107,625,000 of fresh equity in the transaction. Falcon secured the Portfolio from TIAA through a competitive bidding process.

- Founded in 1991 by Howard Hallengren and Jack Miller, previously of Chase Manhattan Bank, Falcon provides advisory and management services for international investors conducting real estate transactions in United States. Falcon's experienced staff assists clients in acquiring new properties, managing existing properties or portfolios of properties and arranging appropriate mortgage financing. Falcon has extensive experience working with international investors in the United States real estate market, having carried out transactions totaling approximately $4.5 billion since the company's inception. The company currently provides management services for over 14,000,000 square feet of commercial real estate in major markets nationwide. The portfolio includes office, retail, industrial and residential properties.

- The current manager for the properties is Colliers International Real Estate Management Services, LLC ("Colliers"). Colliers has 267 offices across 57 countries worldwide. With a broad global presence, the company has gained experience managing more than 672 million square feet for national and international clients. Colliers has developed expertise in managing office, industrial, retail and multi-family properties. In addition to its property management services, Colliers offers property representation, tenant representation, investment services, valuation consulting, development management, location guidance and market research.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

LEASE ROLLOVER SCHEDULE (1)

                                                                           % OF TOTAL BASE   CUMULATIVE % OF
         # OF LEASES   AVERAGE BASE RENT   % OF TOTAL SF    CUMULATIVE %   RENTAL REVENUES     TOTAL RENTAL
 YEAR      ROLLING       PER SF ROLLING       ROLLING      OF SF ROLLING        ROLLING      REVENUES ROLLING
-------------------------------------------------------------------------------------------------------------
  MTM          1             $5.00              0.3%             0.3%             0.6%              0.6%
 2007          2             $3.60              1.8%             2.1%             2.3%              2.9%
 2008          6             $3.65              7.0%             9.1%             9.2%             12.1%
 2009         11             $3.15             48.7%            57.8%            55.4%             67.5%
 2010          6             $3.18             12.2%            70.0%            14.0%             81.6%
 2011          2             $4.57              4.5%            74.6%             7.5%             89.1%
 2012          3             $3.37              2.7%            77.3%             3.3%             92.4%
 2013          1             $3.16              0.7%            78.0%             0.8%             93.2%
 2014          1             $2.65              4.9%            82.9%             4.7%             97.8%
 2016          2             $3.55              1.7%            84.6%             2.2%            100.0%
Vacant       N/A               N/A             15.4%           100.0%              N/A               N/A

(1) Occupancy is based on rent rolls dated between October 10, 2006 and June 12, 2007.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                           [INTENTIONALLY LEFT BLANK]

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                            JERICHO PLAZA (I AND II)

                                   [GRAPHIC]

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                LOAN INFORMATION

ORIGINAL PRINCIPAL BALANCE:   $163,750,000
CUT-OFF DATE PRINCIPAL
BALANCE(1):                   $163,750,000
FIRST PAYMENT DATE:           June 11, 2007
MORTGAGE INTEREST RATE:       5.6460% per annum
AMORTIZATION TERM:            Interest-only
HYPERAMORTIZATION:            N/A
ARD DATE:                     N/A
MATURITY DATE:                May 11, 2017
MATURITY/ARD BALANCE:         $163,750,000
INTEREST CALCULATION:         Actual/360
CALL PROTECTION:              Yield Maintenance until the date that is
                              three (3) months prior to the Maturity
                              Date.
LOAN PER SF(1):               $257
UP-FRONT RESERVES:            None
ONGOING RESERVES:             Tax and Insurance Reserve:                  Yes(2)
                              Replacement Reserve:                  Springing(3)
                              TI/LC Reserve:                        Springing(4)
LOCKBOX:                      Hard
SUBORDINATE FINANCING:        Yes(5)

                       PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:       Single Asset
PROPERTY TYPE:                Office
PROPERTY SUB-TYPE:            Suburban
LOCATION:                     Jericho, New York
YEAR BUILT/RENOVATED:         1978/2004
SQUARE FEET:                  638,216
OCCUPANCY AT U/W(6):          98%
OWNERSHIP INTEREST:           Fee

                                       % OF TOTAL      LEASE
MAJOR TENANT(S)                NRSF       NRSF      EXPIRATION
---------------------------   ------   ----------   ----------
NY Community Bank             67,547     10.6%      12/31/2014
Ivy Asset Management          56,673      8.9%       2/28/2016
Deloitte & Touche USA         38,024      6.0%       7/31/2009

PROPERTY MANAGEMENT:          Onyx Management Group, LLC

                               12/31/2004  12/31/2005   12/31/2006     U/W
                              -----------  ----------  -----------  -----------
NET OPERATING
INCOME:                       $10,652,858  $9,743,061  $11,494,185  $13,169,126
NET CASH FLOW:                                                      $12,501,146
DSCR:                                                                     1.33x
APPRAISED VALUE:              $234,000,000
APPRAISAL DATE:               March 22, 2007
CUT-OFF DATE LTV RATIO(1):    70.0%
MATURITY/ARD LTV RATIO:       70.0%

(1)  Based on the November 2007 cut-off date principal balance.

(2) The borrower is required to make monthly payments into a tax and insurance reserve to accumulate funds necessary to (a) pay all taxes prior to their respective due dates and (b) pay insurance premiums prior to the expiration of the related policies.

(3) If the debt service coverage ratio for the Jericho Plaza (I&II) Property is less than 1.10x, the borrower is required to deposit $7,998 per month into a replacement reserve to fund ongoing repairs and replacements.

(4) If the debt service coverage ratio for the Jericho Plaza (I&II) Property is less than 1.10x, the borrower is required to deposit $53,322 per month into a TI/LC reserve to fund tenant improvement and leasing commission obligations.

(5) Future mezzanine debt is permitted subject to conditions set forth in the loan documents. Additionally, Column Financial, Inc. provided the senior mortgage financing (which is included in the issuing entity) to a joint venture for 70% of the total capitalization cost of such joint venture. The remaining capitalization costs were funded by a joint venture in the form of a limited partnership with varying classes of interest. Jericho Plaza Owner LP is the partnership and Jericho Plaza Owner GP LLC is the general partner, which owns 0.5% of the limited partnership. Credit Suisse Securities (USA) LLC, an affiliate of us and Column Financial, Inc., one of the sponsors and mortgage loan sellers, is the nominee for Jericho Plaza Investor LP, the Class A Limited Partner, which owns 73.95% of the limited partner interests, and Green Onyx Jericho JV LLC is the Class B Limited Partner, which owns 25.55% of the limited partner interests.

(6)  Based on the June 30, 2007 rent roll.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                             Additional Information

- Jericho Plaza is comprised of two 3-story Class A suburban office buildings in Jericho, New York (the "Properties"), which is located less than 25 miles east of New York City. One and Two Jericho Plaza, constructed in 1978 and 1980 respectively, have a total of 638,216 rentable square feet. The Properties are built on 51.39 acres of prime commercial real estate along Jericho Turnpike, with 400 feet of frontage along the Long Island Expressway (the "LIE"), which is the main artery that links Manhattan to Long Island. The Properties have been maintained to high-level standards by its previous owner and developer, the Chasanoff Family, for over 20 years.

- Jericho Plaza includes an extensive array of amenities, such as full-service cafeterias, a health club, an outdoor park, 24-hour concierge service, 24-hour security, 2,900 parking spaces, and on-site banking. Since 2002, the former owner spent in excess of $3.5 million ($5.48/sf) for capital improvements and upgrades including the replacement of roofs, two new chillers, new fire alarm systems in both buildings, repaving of parking areas, and renovation of the lobby and common areas of the buildings.

- Current occupancy for One Jericho Plaza is 96.6%, which is comprised of 12 tenants. Current occupancy of Two Jericho Plaza is 99.2%, which is comprised of 24 tenants. The Properties have a combined occupancy of 98.0% comprised of approximately 42.9% credit tenants, which includes Travelers Indemnity (A-/A3/A), IBM (A+/A1/A+), Morgan Stanley (AA-/Aa3/AA-), Merrill Lynch (AA-/Aa3/AA-), JP Morgan Chase (AA-/Aa2/AA-), RBC Dane Rauscher (AA-/Aaa/AA) and North Fork Bank (A-/A2) as rated by Standard and Poor's, Moody's and Fitch, respectively. Average in-place rents for the office space at Jericho Plaza range from $24.55 per square foot to $45.56 per square foot, with a weighted average of $30.82 per square foot, on a modified gross basis with tenants reimbursing for taxes and electric.

- The largest tenant is NY Community Bank (S&P/Fitch: BBB/BBB) (10.6% of NRA; $28.13/sf; Lease Exp. 12/31/2014). Founded in 1859, New York Community Bank is the fifth largest thrift in the nation and the third largest thrift depository in Metro New York. Operating through seven established divisions, New York Community Bank enjoys a strong local identity with 159 banking offices throughout the five New York boroughs. The subject serves as New York Community Bank's national headquarters.

- The second largest tenant is Ivy Asset Management (8.9% of NRA; $30.90/sf; Lease Exp. 2/28/2016), a subsidiary of Bank of NY Mellon (S&P/Moody's/Fitch: AA-/Aaa/AA-). As a subsidiary of Bank of New York, Ivy has grown to be one of the largest hedge fund of fund firms with assets of approximately $15.9 billion under management. For over 20 years, they have amassed an extensive global network of managers and intermediaries to establish a diversified array of capabilities, products, and services for both institutional and individual clientele.

- The third largest tenant is Deloitte & Touche USA LLP (6.0% of NRA; $31.36/sf; Lease Exp.7/31/2009). The U.S. member firm of Deloitte Touche Tohmatsu, it does business through four primary subsidiaries: Deloitte & Touche LLP, Deloitte Consulting, Deloitte Financial Advisory Services and Deloitte Tax. The group offers customers audit and enterprise risk services (accounting for nearly 50% of annual revenues); consulting (about 30%); tax advice and preparation (more than 20%); and financial advisory services (nearly 5%) with industry specializations in aviation, life sciences, manufacturing, public sector and technology.

- The subject property benefits from its location at the intersection of Jericho Turnpike and the LIE. Jericho Plaza has excellent visibility on the LIE which has an average daily traffic count of 180,000 vehicles in Nassau County. Jericho encompasses approximately four square miles and the 2006 population was 13,096 with a median family income of $131,748.

- According to REIS, as of 2Q 2007, the Long Island office market had a total of approximately 45,564,000 square feet of office space with an average asking rent of $26.82 per square foot. Average asking rent increased from $25.27 per square foot in 2Q 2006. Total vacancy is estimated to be 10%, with YTD net absorption of 21,000 square feet. No completions are currently expected in the market as compared to 185,000 in 2Q 2006.

- According to REIS, as of 2Q 2007, the East Nassau Class-A office market had a total of approximately 6,264,000 square feet of office space with an average asking rent of $30.76 per square foot compared to an average asking rent of $28.61 per square foot 2Q 2006. Total class-A vacancy is estimated at 8.3%, which is down from 8.8% in 2Q 2006.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

- The borrowing entity is structured as a two-member Delaware LLC controlled by SL Green Realty Corp. and Onyx Equities, LLC with Credit Suisse as the non-managing member. Credit Suisse has been actively involved with both sponsors through a series of transactions totaling $1.7 billion, which include One Madison Avenue, One Park Avenue, 521 Fifth Avenue, 485 Lexington Avenue and Parker Corporate Center. The borrower purchased the property for $210.0 million and, after closing costs, contributed approximately $64.1 million of equity. As a partner, Credit Suisse provided $51.75 million of the total in the form of preferred equity.

- SL Green Realty Corp. (or "SL Green") is a self-administered and self-managed REIT that acquires, owns, repositions and manages a diverse portfolio of real estate. SL Green's portfolio currently consists of 34 office buildings totaling more than 24.5 million square feet of space located primarily in Manhattan but also including properties in Westchester and Connecticut.

- The property manager, Onyx Management Group, LLC ("Onyx"), is an affiliate of the borrowing entity. Onyx Equities, LLC was founded in 2004 and is a private real estate investment and management firm headquartered in Woodbridge, New Jersey. Since inception, Onyx has purchased approximately
     2.1 million square feet of space with a value in excess of $720.0 million. Onyx currently owns and manages 1,751,117 square feet of office and retail space, of which 77.7% is office and 22.3% is retail, across New York, New Jersey and Pennsylvania. The principals of Onyx, John Saraceno, Jonathan Schultz, Harvey Schultz and Steven Schultz, through other partnerships, have purchased and developed in excess of $1.5 billion of properties over the past ten years.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

LEASE ROLLOVER SCHEDULE (1,2,3)

                                                                           % OF TOTAL BASE   CUMULATIVE % OF
         # OF LEASES   AVERAGE BASE RENT   % OF TOTAL SF    CUMULATIVE %   RENTAL REVENUES     TOTAL RENTAL
 YEAR      ROLLING       PER SF ROLLING       ROLLING      OF SF ROLLING        ROLLING      REVENUES ROLLING
-------------------------------------------------------------------------------------------------------------
 2007         2             $28.16              3.2%             3.2%            3.0%              3.0%
 2008         4             $29.61              5.1%             8.3%            5.1%              8.1%
 2009         5             $31.01             11.2%            19.5%           11.6%             19.8%
 2010         5             $30.20             12.6%            32.1%           12.8%             32.6%
 2011         3             $30.45              5.4%            37.5%            5.5%             38.1%
 2012         9             $30.08             22.2%            59.7%           22.5%             60.6%
 2013         2             $32.02              1.5%            61.1%            1.6%             62.2%
 2014         5             $30.49             22.3%            83.4%           22.9%             85.0%
 2015         2             $29.29              3.1%            86.6%            3.1%             88.1%
 2016         1             $30.18              9.0%            95.5%            9.1%             97.2%
 2018         1             $33.36              2.5%            98.0%            2.8%            100.0%
Vacant       N/A             N/A                2.0%           100.0%            N/A               N/A

(1)  Data based on the rent roll dated June 30, 2007.

(2) Health club totaling 6,000 square feet is excluded. Rent for Cablevision, which does not occupy any square footage, is excluded.

(3)  Storage space, totaling 14,817 square feet, is included.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                           [INTENTIONALLY LEFT BLANK]

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                 60 WALL STREET

                                   [GRAPHIC]

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                LOAN INFORMATION

ORIGINAL PRINCIPAL BALANCE:   $130,000,000
CUT-OFF DATE PRINCIPAL
BALANCE(1):                   $130,000,000
FIRST PAYMENT DATE:           August 1, 2007
MORTGAGE INTEREST RATE:       5.771% per annum
AMORTIZATION TERM:            Interest-only (2)
HYPERAMORTIZATION:            N/A
ARD DATE:                     N/A
MATURITY DATE:                July 1, 2017
MATURITY/ARD BALANCE:         $130,000,000
INTEREST CALCULATION:         Actual/360
CALL PROTECTION:              Lockout for twenty-four (24) months from
                              the securitization closing date for the last
                              PARI PASSU note securitized, then defeasance
                              is permitted. On and after April 1, 2017,
                              prepayment is permitted without penalty.
LOAN PER SF:                  $569(1)
UP-FRONT RESERVES:            None
ONGOING RESERVES:             Tax Reserve:         Springing(3)
                              Insurance Reserve:   Springing(3)
LOCKBOX:                      Hard
SUBORDINATE FINANCING:        Yes(4)

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:       Single Asset
PROPERTY TYPE:                Office
LOCATION:                     New York, NY
YEAR BUILT/RENOVATED:         1988
SQUARE FEET:                  1,625,483
OCCUPANCY AT U/W(5):          100%
OWNERSHIP INTEREST:           Fee

                                         % OF TOTAL
MAJOR TENANT(S)                 NRSF        NRSF      LEASE EXPIRATION
---------------------------   ---------  ----------   ----------------
Deutsche Bank AG New
York Branch                   1,625,483     100%           6/5/2022

PROPERTY MANAGEMENT:          Paramount Group, Inc.

                                  U/W
                              -----------
NET OPERATING INCOME:         $71,737,983
NET CASH FLOW:                $71,169,064
DSCR:                                1.31x

APPRAISED VALUE:              $1,250,000,000
APPRAISAL DATE:               June 1, 2007
CUT-OFF DATE LTV RATIO(1):    74.0%
MATURITY/ARD LTV RATIO:       74.0%

(1) Based on the November 2007 cut-off date principal balance. The original loan amount of $130,000,000 represents a portion of a $925,000,000 whole loan evidenced by thirteen pari passu notes. Only the $130,000,000 mortgage loan is included in the issuing entity. One or more of the pari passu notes have been or will be contributed to one or more future fixed rate securitizations.

(2)  The 60 Wall Street Mortgage Loan is interest-only for its entire term.

(3) Following a "Reserve Event," the borrower is required to make monthly payments into a tax reserve and an insurance reserve to accumulate funds necessary to (a) pay all taxes prior to their respective due dates and (b) pay insurance premiums prior to the expiration of the related policies. A Reserve Event occurs if, at any time after termination of the existing lease, the debt service coverage ratio is less than 1.10x for the immediately preceding 12 month period.

(4) Future mezzanine debt is permitted subject to conditions set forth in the loan documents.

(5) Based on the November 1, 2007 rent roll. Occupancy rate counts vacant retail space available for sublease as "leased."

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                             Additional Information

- The 60 Wall Street Property is a 47-story Class "A" office property comprising approximately 1,625,483 sq. ft. of net rentable area ("NRA") situated on a 53,632 sq. ft. land parcel located in Manhattan's Financial District. The 60 Wall Street Property was built to suit in 1988 for J.P. Morgan Bank, which utilized the building as its headquarters until its merger with Chase Manhattan Bank in 2001. The building was sold in September 2001 to Deutsche Bank AG New York Branch ("DB"), which has utilized the 60 Wall Street Property as its North American headquarters since shortly after the purchase.

- The 60 Wall Street Property is located on the north side of Wall Street through-block to Pine Street between William and Pearl Streets in Downtown Manhattan and offers convenient access to many forms of public transportation. The 60 Wall Street Property offers amenities such as in-building access to the 2 & 3 subway lines, an atrium with 3,990 sq. ft. of retail space that is accessible to the public and cafeteria space totaling 54,669 sq. ft. of NRA.

- In connection with the sale of the 60 Wall Street Property to the borrower, DB executed a net lease for 100% of the NRA at the 60 Wall Street Property. The lease is structured with a 15 year term with five, five-year renewal options. The lease provides for rent of $40.00 per sq. ft. with increases of 10% on the fifth and tenth year lease anniversaries. Any renewal must be at a fair market rent with a minimum 24-month extension notice period and may be exercised for all or a portion of the leased premises. The lease does not provide for a free rent period or a tenant improvement allowance. DB is responsible for payments for all real estate taxes, insurance premiums, operating expenses and capital expenditures. The landlord is required to maintain the core and shell of the 60 Wall Street Property and DB is required to maintain the improvements. The borrower may terminate the lease if DB is in default of its contractual lease obligations and DB may terminate the lease if, in the event of casualty or condemnation, the borrower decides not to rebuild the 60 Wall Street Property. Additionally, in both the sixth and eleventh years of the lease term, DB has the option to require the landlord to sublease from DB up to 150,000 sq. ft. of office space above the seventh floor at the 60 Wall Street Property (for up to an aggregate of 300,000 square feet). DB will have the right to offset against the landlord any fixed rent and additional charges not paid by the landlord under the sublease. In addition to the foregoing, DB is permitted to sublease all or part of the 60 Wall Street Property so long as DB remains fully liable for all obligations of the lease.

- The tenant, Deutsche Bank AG New York Branch (whose long-term bank deposits are rated "Aa1" by Moody's), is a subsidiary of Deutsche Bank AG (whose long-term senior unsecured debt obligations are rated AA/AA-/Aa1 by S&P/Fitch/Moody's), a global provider of financial services.

- The Downtown Manhattan office market contains five submarkets, including the west of Broadway submarket and the east of Broadway ("Financial East") submarket which is home to the New York Stock Exchange, Wall Street and a variety of newer and historic office buildings located between Broadway and the East River.

- Rebounding from the aftermath of September 11, 2001, the first building to be constructed at the World Trade Center site, Seven World Trade, contains 1,674,695 sq. ft. and was, according to the appraisal performed by Cushman and Wakefield, Inc. dated June 1, 2007 ("the "Appraisal"), 64.2% leased with asking rents reported by the appraiser ranging between $65.00 and $75.00 per sq. ft. The Financial East submarket has seen recent leasing activity evidenced by a 10-year lease signed in May 2007 at Financial Square located at 32 Old Slip for 32,515 sq. ft. encompassing the entire 7th floor at an initial gross rent of $68.00 per sq. ft. (after adjusting for concessions).

- The 60 Wall Street Property is located in the Financial East submarket of Downtown Manhattan. The Appraisal determined that the Financial East submarket had approximately 23.6 million sq. ft. of Class "A" office space (the highest concentration of Class "A" office space in the Downtown market) and exhibited a vacancy rate of 3.5% and an average gross rental rate of $43.27 per sq. ft. Buildings competitive with the 60 Wall Street Property (35.7 million sq. ft.) exhibited a vacancy rate of 2.9% and an average net rental rate of $44.52 per sq. ft. as reported by the appraiser. Over the past five years several high-end retailers have opened new locations in the area. Recent or under development retail additions to the Wall Street area include Tiffany & Co., Hermes, BMW and Hickey Freeman.

- The loan is sponsored by the Paramount Group, Inc. ("Paramount") and Morgan Stanley Real Estate Special Situations Fund III, L.P.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

- Paramount is a privately owned real estate, acquisition, redevelopment and management firm with a portfolio that is primarily focused on office space. Paramount's portfolio includes in excess of 8 million sq. ft. of office space in Manhattan's Midtown and Downtown Financial Districts. Paramount's significant Manhattan holdings include 1177 Avenue of the Americas, 745 Fifth Avenue, 1325 Avenue of the Americas, 1633 Broadway, 900 Third Avenue, 712 Fifth Avenue and 220 W. 42nd Street.

- Morgan Stanley Real Estate Special Situations Fund III, L.P. is a global diversified fund managed by Morgan Stanley Real Estate. Morgan Stanley Real Estate Special Situations Fund III, L.P. makes non-controlling, minority investments in public and private real estate companies. Morgan Stanley Real Estate is comprised of three major global businesses: Investing, Banking, and Lending.

-    The property is managed by Paramount Group, Inc., a borrower affiliate.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

BASE LEASE TERM SCHEDULE OF RENTS (1)

      PERIOD       RENTABLE SF   RENT PER SF   ANNUAL RENTAL INCOME
------------------------------------------------------------------
     Years 1-5     1,625,483       $40.00         $65,019,320
    Years 6-10     1,625,483       $44.00         $71,521,252
   Years 11-15     1,625,483       $48.40         $78,673,377
ANNUAL AVERAGE:                    $44.13         $71,737,983

(1)  Data based on the lease in place.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                           [INTENTIONALLY LEFT BLANK]

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                              ALLANZA AT THE LAKES

                                    [GRAPHIC]

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                LOAN INFORMATION

ORIGINAL PRINCIPAL BALANCE:         $85,000,000
CUT-OFF DATE PRINCIPAL
BALANCE(1):                         $85,000,000
FIRST PAYMENT DATE:                 July 11, 2007
MORTGAGE INTEREST RATE:             5.8560% per annum
AMORTIZATION TERM:                  Interest-only
HYPERAMORTIZATION:                  N/A
ARD DATE:                           N/A
MATURITY DATE:                      June 11, 2014
MATURITY/ARD BALANCE:               $85,000,000
INTEREST CALCULATION:               Actual/360
CALL PROTECTION:                    Lockout/defeasance until the date that is
                                    two (2) months prior to the Maturity Date.
LOAN PER UNIT(1):                   $94,866
UP-FRONT RESERVES:                  Engineering Reserve:           $47,250(2)
                                    Renovation Earnout Reserve: $7,000,000(3)
ONGOING RESERVES:                   Tax and Insurance Reserve:         Yes(4)
                                    Replacement Reserve:           $16,800
LOCKBOX:                            Springing
SUBORDINATE FINANCING:              Yes(5)

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:             Single Asset
PROPERTY TYPE:                      Multifamily
PROPERTY SUB-TYPE:                  Conventional
LOCATION:                           Las Vegas, Nevada
YEAR BUILT/RENOVATED:               1986/2007
UNITS:                              896
OCCUPANCY AT U/W(6):                90%
OWNERSHIP INTEREST:                 Fee
PROPERTY MANAGEMENT:                ConAm Management Corporation

                                    12/31/2006                U/W
                                    ----------            ----------
NET OPERATING INCOME:               $4,978,244            $6,264,043
NET CASH FLOW:                                            $6,129,643
DSCR:                                                        1.21x
APPRAISED VALUE:                    $106,250,000
APPRAISAL DATE:                     April 4, 2007
CUT-OFF DATE LTV RATIO(1):          80.0%
MATURITY/ARD LTV RATIO:             80.0%

(1)  Based on the November 2007 cut-off date principal balance.

(2) The engineering reserve was established at closing to fund immediate repairs.

(3) The renovation earnout reserve was established at closing to fund scheduled renovations at the Allanza at the Lakes Property. If the renovation reserve is not fully disbursed by July 1, 2009 or the end of any applicable extension period, the lender may sweep cash flow for the remainder of the loan term.

(4) The borrowers are required to make monthly payments into a tax and insurance reserve to accumulate funds necessary to (a) pay all taxes prior to their respective due dates and (b) pay insurance premiums prior to the expiration of the related policies.

(5) Future mezzanine debt is permitted subject to conditions set forth in the loan documents.

(6)  Based on the August 15, 2007 rent roll.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                             Additional Information

- Allanza at the Lakes (the "Subject") is an 896-unit, Class-B multifamily complex located approximately eight miles southwest of the Las Vegas CBD at 8600 Starboard Drive and 3001 Lake East Drive in Las Vegas, Nevada. The Subject is comprised of 62 two-story, garden-style apartment buildings improved on a 39.68 acre site. The Subject's unit mix includes 288 one-bedroom units, 495 two-bedroom units and 113 three-bedroom units.

- Built in 1986, the Subject is currently undergoing extensive renovations, which include installing new or upgraded carpets, blinds, bathtubs, hardware, appliances, cabinets, fixtures, and exterior renovations of the clubhouses and landscaping with renovations totaling $7 million. A $7.0 million Renovation Reserve was funded at closing and will be released in accordance with the renovation budget and the requirements set forth in the loan documents.

- The Subject's amenities include an onsite leasing office, clubhouse, five swimming pools, three heated spas, two playgrounds, and a fitness center. Site improvements include landscaped grounds, concrete walkways and approximately 1,304 parking spaces or 1.46 per unit. Unit amenities include a full kitchen appliance package, ceramic tile entry, smoke detectors, and full-size washers and dryers. As of August 2007, the Subject was 90.0% occupied.

- Per REIS, the Subject is located in the Las Vegas market. As of 2Q 2007, the Las Vegas market had 123,168 multifamily units, of which 4.8% were vacant. Vacancy improved from 5.1% in 1Q 2007. Average asking rent in the market ranged from $569/unit for studio units, $751/unit for one-bedroom units, $888/unit for two-bedroom units and $1,047/unit for three-bedroom units. The market exhibited an average asking rent of $841/unit as of 2Q 2007, which increased from $836/unit as of 1Q 2007. Per REIS, the Subject is located in the Spring Valley submarket. As of 2Q 2007, the submarket contained 12,760 units, of which 3.3% were vacant compared to 2.6% in 1Q 2007. Average asking rent in the submarket ranged from $595/unit for studio units, $772/unit for one-bedroom units, $912/unit for two-bedroom units and $1,045/unit for three-bedroom units. Comparatively, the Subject exhibited average in-place rents of $771/unit for one-bedroom units, $866/unit for two bedroom-units and $1,008/unit for three-bedroom units. Since 1Q 2006, no units were added to the submarket as the average asking rent increased 4.61% from $824/unit in 1Q 2006 to $862/unit in 2Q 2007.

- The appraiser deemed seven properties, totaling 1,930 units, to be the most competitive with the Subject. The rent comparables ranged from 144 units to 444 units with occupancy rates ranging from 92% to 98% with a weighted average of 96.1%. While the Subject's occupancy and in place rents lag both the competitive set and the submarket, the ongoing renovations will enable the Subject to attain higher rents and increase occupancy to gain greater market share. The extensive renovation plan is expected to be completed by 2009 with exterior renovations expected to be completed by the end of 2007.

- The Subject benefits from its central location, which is 20 minutes from the Las Vegas central business district, 15 minutes away from the Las Vegas Strip, and 20 minutes away from McCarran Airport. The Subject is in close proximity to major commercial thoroughfares such as Charleston Boulevard, Sahara Avenue, Desert Inn Road and Spring Mountain Road. Nevada has been the fastest growing state for the last 19 years with the majority of the growth driven by the Las Vegas metropolitan area, to which approximately 6,000 people move every month. The area's top employers include Clark County School District, Bellagio Hotel & Casino, Wynn Las Vegas and University of Nevada - Las Vegas.

- Within a one-mile, three-mile and five-mile radius of the Subject, the area population for 2006 was 20,991, 179,096, and 406,603, respectively. The one, three and five-mile population figures are expected to grow 2.66%, 3.85% and 3.03%, respectively, over the next five years. Within a one-mile, three-mile and five-mile radius of the Subject, the average household income for 2006 was $68,039, $80,434 and $72,025, respectively.

- The borrowing entity is a Tenant-In-Common ("TIC") entity consisting of 25 TICs. The individual TICs all have experience investing with the sponsorship. The TICs have a combined net worth of approximately $240.0 million and a liquidity of approximately $67.0 million. Terry Bean, the largest sponsor, has in excess of 30.0% ownership in the property. Mr. Bean reported

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

     a net worth of approximately $50 million with a liquidity of approximately $7.4 million. Mr. Bean is a principal of Bean Investments Real Estate ("BIRE") along with David Gifford. The two have extensive experience in the commercial real estate business spanning back over 18 years. BIRE today currently owns approximately 30 properties totaling roughly 10,000 units. Mr. Gifford has a net worth of approximately $50M and liquidity in excess of $7.0 million.

- The Subject is managed by ConAm Management Corporation, a San Diego-headquartered, full-service, real estate management company founded in 1975. ConAm is a firm specializing in multifamily housing with a nationwide portfolio of over 50,000 apartment units in more than 26 metropolitan areas. ConAm has established regional offices throughout the country, staffed with management professionals who are experts in their local markets. ConAm has assisted other properties with major renovation plans similar to the Subject's plan, most notably the Renaissance Apartments, which is a Las Vegas apartment property similar to the Subject in terms of size, vintage, and quality.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                            COMMERCE CORPORATE PLAZA

                                    [GRAPHIC]

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                LOAN INFORMATION

ORIGINAL PRINCIPAL BALANCE:   $84,000,000
CUT-OFF DATE PRINCIPAL
BALANCE(1):                   $84,000,000
FIRST PAYMENT DATE:           October 1, 2007
MORTGAGE INTEREST RATE:       6.5200% per annum
AMORTIZATION TERM:            360 months(2)
HYPERAMORTIZATION:            N/A
ARD DATE:                     N/A
MATURITY DATE:                September 1, 2014
MATURITY/ARD BALANCE:         $80,219,284
INTEREST CALCULATION:         Actual/360
CALL PROTECTION:              Lockout/defeasance until the date that is one
                              (1) month prior to the Maturity Date.(3)
LOAN PER SF(1):               $113
UP-FRONT RESERVES:            Immediate Repair Reserve:   $2,719,200(4)
                              TI/LC Reserve:              $7,098,421(5)
                              Furniture Reserve:          $3,100,000(6)
                              Dept. of State Free Rent
                              Reserve:                      $653,628(7)
                              NYS Higher Ed. Free Rent
                              Reserve:                      $330,233(7)
                              Earn-Out Reserve:           $6,000,000(8)
ONGOING RESERVES:             Tax Reserve:                       Yes(9)
                              Insurance Reserve:                 Yes(9)
                              Replacement Reserve:               $9,302
                              TI/LC Reserve:                    $30,673
LOCKBOX:                      Springing
SUBORDINATE FINANCING:        Yes(10)

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:       Single Asset
PROPERTY TYPE:                Office
PROPERTY SUB-TYPE:            Central Business District
LOCATION:                     Albany, New York
YEAR BUILT/RENOVATED:         1971/2007
SQUARE FEET:                  746,052
OCCUPANCY AT U/W(11):         96%
OWNERSHIP INTEREST:           Fee

                                        % OF TOTAL
MAJOR TENANT(S)                 NRSF       NRSF      LEASE EXPIRATION
---------------------------   -------   ----------   ----------------
NYS Higher Education          142,558      19.1%        7/31/2017
Department of State           123,715      16.6%        3/31/2008
NYS Office of
Temporary and                                           5/31/2011 &
Disability Assistance          98,793      13.2%        3/31/2013(12)
NYS Insurance
Department                     80,266      10.8%        6/30/2012

PROPERTY MANAGEMENT: David Stern Management

                              12/31/2006    3/31/2007       U/W
                              ----------   ----------   ----------
NET OPERATING INCOME:         $5,525,919   $4,893,783   $7,851,166
NET CASH FLOW:                                          $7,369,717
DSCR:                                                        1.15x

APPRAISED VALUE:              $120,800,000
APPRAISAL DATE:               6/7/2007
CUT-OFF DATE LTV RATIO(1):    69.5%
MATURITY/ARD LTV RATIO:       66.4%

(1)  Based on the November 2007 cut-off date principal balance.

(2) The Commerce Corporate Plaza Loan has an interest-only period of 36 months and amortizes on a 30 year schedule thereafter.

(3) The Commerce Corporate Plaza Loan may be prepaid in part using certain reserve amounts, such prepayment to be accompanied by a yield maintenance payment by the borrower.

(4) The immediate repair reserve was established at closing to fund any immediate repairs at the Commerce Corporate Plaza Property.

(5) The TI/LC reserve was established at closing to fund tenant improvement and leasing commission obligations at the Commerce Corporate Plaza Property.

(6) The furniture reserve was established at closing. The borrower is entitled to release payments from this reserve in accordance with certain conditions set forth in the loan documents, including but not limited to certain debt service coverage ratio requirements and evidence that the released amount does not exceed the amount paid to the Department of State under its related lease. If such amounts are not released to the borrower, then on February 1, 2008 or any loan payment date thereafter, the lender may, at its option, or upon the borrower's written request, apply the then-existing balance of the furniture reserve to prepay the Commerce Corporate Plaza Loan. Such prepayment shall be accompanied by a yield maintenance payment calculated in accordance with the Commerce Corporate Plaza Loan documents.

(7) The Department of State free rent reserve and the New York State Higher Education free rent reserve were established at closing to fund the rent payments that would have been otherwise payable by each such tenant but for the applicable free rent periods set forth in the related lease. In the case of the Department of State free rent reserve, certain additional amounts may be required to be deposited in the free rent reserve and subsequently released to the borrower in accordance with the terms of the loan documents.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

(8) The earnout reserve was established at closing. The borrower is entitled to release payments from this reserve subject to the conditions set forth in the loan agreement and only to the extent that the property has maintained, as of February 1, 2008 and after application of some or all of the earn-out reserve to prepay the Commerce Corporate Plaza Loan, as required, a debt service coverage ratio of at least 1.15x calculated as set forth in the loan agreement. Any such prepayment shall be accompanied by a yield maintenance payment calculated in accordance with the Commerce Corporate Plaza Loan documents.

(9) The borrowers are required to make monthly payments into a tax reserve and an insurance reserve to accumulate funds necessary to pay (a) all taxes prior to their respective due dates and (b) insurance premiums prior to the expiration of the related policies.

(10) Future mezzanine debt is permitted subject to conditions set forth in the loan documents.

(11) Based on the October 12, 2007 rent roll. (Occupancy includes 123,715 square feet leased to the Department of State. The Department of State is not yet in occupancy but has executed a ten year lease.)

(12) 63,884 square feet expires on 5/31/2011 and 34,909 square feet expires on 3/31/2013.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                             Additional Information

- The Commerce Corporate Plaza Property consists of the Commerce Corporate Plaza, a 21-story, 746,052 square feet Class "A" office building located in Albany, New York. The Commerce Corporate Plaza Property was constructed in 1971 and renovated between 2002 and 2007. The Commerce Corporate Plaza Property is located on a 1.18-acre parcel and has a 6-story parking garage measuring 133,067 square feet which contains 420 covered parking spots.

- As of October 12, 2007, the Property was approximately 79% occupied and 96% leased. The Commerce Corporate Plaza Property is over 75% leased to New York State government tenants.

- NYS Higher Education Services Corporation ("HESC") is the largest tenant leasing 142,558 square feet (19.1% of NRA) square feet currently at $13.90/sf. HESC administers the Tuition Assistance Program (TAP) and 25 other grant, scholarship, and loan programs, guarantees federal student and parent loans, offers guidance for college planning, and provides a 529 college savings plan.

- The Department of State ("DOS") is the second largest tenant with approximately 123,715 square feet (16.6% of NRA) at an initial rent of $15.85/sf. The DOS has executed a lease dated March 1, 2007 but is not yet in occupancy. The Office of the Secretary of State was established in 1778 and has been known as the "Keeper of Records" for more than two centuries. The Department of State continues to perform its historic responsibilities, as well as oversee a wide range of additional functions and evolving programs.

- The Office of Temporary and Disability Assistance ("OTDA"), the third largest tenant, leases 98,793 square feet (13.2% NRA); 63,884 square feet is currently at $13.50/sf and expires 5/31/2011, 30,740 square feet is currently at $14.50/sf and expires 3/31/2013 and 4,169 square feet is storage space at $5.00/sf and expires 3/31/2013. The OTDA oversees a range of the State's programs for its low-income residents and provides support to local departments of social services in the administration of those programs.

- The Commerce Corporate Plaza Property is located in Albany, New York which is part of the Albany-Schenectady-Troy MSA, situated in eastern-central New York State, at the convergence of the Hudson and Mohawk Rivers. The City of Albany is the capital of New York State. Albany is situated approximately 150 miles north of New York City, 250 miles south of Montreal, 165 miles west of Boston and 290 miles east of Buffalo. The Albany area is the 4th largest metropolitan region in the State of New York. The largest employer in the region is the State of New York, which employs over 20,000 people in the region. According to the appraisal by Metropolitan Valuation Services, Inc., dated June 8, 2007 (the "Appraisal"), the Albany-Schenectady-Troy MSA has a 2005 population estimated at 850,422 persons. The Appraisal further noted that, as of April 2007, the unemployment rate in the MSA was 3.6% which is significantly down from 4.4% the previous year and below the national unemployment rate of 4.3%.

- The Commerce Corporate Plaza Property is located in the Downtown Central Business District of the City of Albany, New York. The subject property is bordered on the southwest by the New York State Legislative Office Building and a 5-story private club; on the northwest by the Chamber of Commerce Building; on the northeast by a surface parking lot operated by the State of New York; to the southeast by House of the Diocese of Albany. Additional improvements in the subject's immediate area include a mix of Class "A" and "B" office mid-rise and high-rise buildings and smaller mixed-use buildings. Most of the buildings in the immediate area consist of ground floor retail with offices on the upper floors. The subject property is located within 1 block of the New York State Capitol Building, as well as within 2 blocks of the Empire Plaza office complex.

-    According to the Appraisal, the Downtown Albany Office Market contains over
     5.9 million square feet of rentable office space, of which approximately 2 million is Class A space. The Appraisal also noted that the vacancy for Class A space is 5.6% and the average asking rental rate is $21.20/sf and that the overall vacancy rate for the downtown market is 11.6% and the average asking rental rate is $17.34.

- The sponsors are Sam Weiss, Leah Weiss and Pinchos D. Shemano. The Commerce Corporate Plaza Property is managed by David Stern Management Company, a borrower-affiliated management company. David Stern Management controls and manages more than thirty commercial properties, including residential, office and retail shopping malls.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

LEASE ROLLOVER SCHEDULE(1)

                                                                           % OF TOTAL BASE   CUMULATIVE % OF
         # OF LEASES   AVERAGE BASE RENT   % OF TOTAL SF    CUMULATIVE %   RENTAL REVENUES     TOTAL RENTAL
 YEAR      ROLLING       PER SF ROLLING       ROLLING      OF SF ROLLING        ROLLING      REVENUES ROLLING
-------------------------------------------------------------------------------------------------------------
 2007          1            $15.50              0.2%             0.2%             0.2%              0.2%
 2008          2            $19.35              2.6%             2.8%             3.5%              3.7%
 2009          2            $19.50              1.7%             4.5%             2.2%              5.9%
 2010          6            $18.52              0.6%             5.1%             0.8%              6.7%
 2011          3            $14.14              9.7%            14.8%             9.4%             16.1%
 2012          5            $13.76             13.6%            28.4%            12.9%             29.1%
 2013          6            $14.12             11.5%            40.0%            11.2%             40.3%
 2014          1            $16.17              8.0%            48.0%             9.0%             49.2%
 2015          2            $18.89              0.4%            48.4%             0.5%             49.7%
 2016          2            $20.60              0.9%            49.2%             1.2%             50.9%
 2017          4            $13.92             19.9%            69.1%            19.0%             70.0%
>2018          4            $16.22             26.9%            96.0%            30.0%            100.0%
Vacant       N/A               N/A              4.0%           100.0%              N/A               N/A

(1)  Data based on the October 12, 2007 rent roll.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                           [INTENTIONALLY LEFT BLANK]

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                    FAIRFIELD INN BY MARRIOTT HOTEL PORTFOLIO

                                   [GRAPHIC]

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                LOAN INFORMATION

ORIGINAL PRINCIPAL BALANCE:          $63,665,000
CUT-OFF DATE PRINCIPAL BALANCE(1):   $63,665,000
FIRST PAYMENT DATE:                  June 11, 2007
MORTGAGE INTEREST RATE:              5.6700% per annum
AMORTIZATION TERM:                   Interest-only
HYPERAMORTIZATION:                   N/A
ARD DATE:                            N/A
MATURITY DATE:                       May 11, 2014
MATURITY/ARD BALANCE:                $63,665,000
INTEREST CALCULATION:                Actual/360
CALL PROTECTION:                     Lockout/yield maintenance until the date
                                     that is three (3) months prior to the
                                     Maturity Date.
LOAN PER ROOM(1):                    $63,222
                                     PIP Reserve (LOC):           $11,000,000(2)
UP-FRONT RESERVES:
ONGOING RESERVES:                    Tax and Insurance Reserve:           Yes(3)
                                     FF&E Reserve:                  Springing(4)
LOCKBOX:                             Springing
SUBORDINATE FINANCING:               None

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:              Portfolio
PROPERTY TYPE:                       Hotel
PROPERTY SUB-TYPE:                   Limited Service
LOCATION:                            Various(5)
YEAR BUILT/RENOVATED:                Various(6)
ROOMS:                               1,007
OCCUPANCY AT U/W:                    58%
OWNERSHIP INTEREST:                  Fee
PROPERTY MANAGEMENT:                 Prospera, LLC

                                     12/31/2005  12/31/2006   7/31/2007      U/W
                                     ----------  ----------  ----------  ----------
NET OPERATING INCOME:                $5,063,459  $6,036,097  $5,897,162  $6,310,933
NET CASH FLOW:                                                           $5,539,587
DSCR:                                                                         1.51x

APPRAISED VALUE:                     $76,000,000
APPRAISAL DATE:                      Various(7)
CUT-OFF DATE LTV RATIO(1):           83.8%
MATURITY/ARD LTV RATIO:              83.8%

(1)  Based on the November 2007 cut-off date principal balance.

(2) At closing, the borrowers delivered to lender a letter of credit in the amount of $11,000,000 to fund the PIP reserve account, which will be used to implement the Property Improvement Plan at the Fairfield Inn by Marriott Hotel Portfolio Properties.

(3) The borrowers are required to make payments into a tax and insurance reserve as follows: (a) on each payment date, one-twelfth (1/12th) of estimated taxes that will be payable during the next ensuing twelve (12) months and (b) on the payment dates occurring in each of January, February, March and April of each calendar year during the term of the Fairfield Inn by Marriott Hotel Portfolio Loan, an amount equal to one fourth (1/4th) of the estimated cost of insurance premiums for the year. At closing, the borrowers deposited amounts in excess of the required insurance deposit amount and the borrowers will receive a credit of $18,712.42 against the required insurance deposit to be made in January 2008.

(4) In the event that the borrowers do not spend 4% or greater of expected gross income on FF&E, the borrower will be required to deposit 4% of expected gross income into an FF&E reserve.

(5) The Fairfield Inn by Marriott Hotel Portfolio Loan is secured by nine (9) hotel properties located in Connecticut, Massachusetts, New Hampshire, New York and Vermont.

(6) The Fairfield Inn by Marriott Hotel Portfolio Properties were constructed between 1982 and 1989 and renovated between 2001 and 2006.

(7)  All appraisals completed between March 5, 2007 and March 9, 2007.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                             Portfolio Information

                                                                                         ALLOCATED
                                      YEAR                                             ORIGINAL LOAN
        PROPERTY NAME            BUILT/RENOVATED           LOCATION            ROOMS       BALANCE     APPRAISED VALUE
----------------------------------------------------------------------------------------------------------------------
Fairfield Inn - Amesbury            1987/2006       Amesbury, Massachusetts      105    $ 9,059,098      $11,200,000
Fairfield Inn - Portsmouth          1986/2006      Portsmouth, New Hampshire     105    $ 8,707,438      $10,100,000
Fairfield Inn - East Greenbush      1987/2006       East Greenbush, New York     105    $ 8,052,147      $ 9,400,000
Fairfield Inn - Manchester          1982/2006      Manchester, New Hampshire     102    $ 7,023,736      $ 8,300,000
Fairfield Inn - Milford             1987/2006         Milford, Connecticut       104    $ 6,930,207      $ 7,600,000
Fairfield Inn - Williston           1985/2006        Williston, Connecticut      105    $ 6,751,491      $ 7,400,000
Fairfield Inn - Wallingford         1983/2001         Wallingford, Vermont       119    $ 6,165,700      $ 7,300,000
Fairfield Inn - Tewksbury           1989/2006       Tewksbury, Massachusetts     133    $ 5,788,411      $ 6,700,000
Fairfield Inn - Woburn              1984/2006        Woburn, Massachusetts       129    $ 5,186,772      $ 8,000,000
TOTAL / WTD. AVG.                                                              1,007    $63,665,000      $76,000,000

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                             Additional Information

- The Fairfield Inn by Marriott Hotel Portfolio (the "Portfolio") is secured by nine limited service hotel properties located in Connecticut, Massachusetts, New Hampshire, New York, and Vermont. The collateral for the portfolio consists of 1,007 guest rooms. The properties were originally built between 1982 and 1989, and are equipped with various amenities such as a breakfast dining area, an outdoor pool, an exercise facility, a business deck, a vending area, and a guest laundry room. The guestrooms feature a 27-inch television, high-speed Internet access, a telephone with voicemail, a microwave, and a mini-refrigerator.

- All of the properties underwent a substantial renovation in 2001 when the hotels were rebranded from Chalet Suisse Inns to Fairfield Inns by Marriott. In addition, the sponsor is required to complete PIP renovations by May 2008 as part of the requirements set forth by Marriott as part of the acquisition. The borrower intends to spend $11 million in capital improvements for the assets in order to gain greater market penetration for each hotel in their respective markets for which a letter of credit in that amount was posted with lender at closing. The five largest properties by allocated loan balance are Amesbury, Portsmouth, East Greenbush, Manchester and Milford.

FAIRFIELD - AMESBURY

- The Fairfield Inn by Marriott - Amesbury (the "Subject") is a 105- room limited service hotel originally built in 1987. The Subject is located at 35 Clarks Road in Amesbury, Massachusetts, and is situated near a variety of local and state highways that provide accessibility to Portland, Maine and Providence, Rhode Island. Recent guestroom upgrades include new mattresses and bedding packages in 2006. The Subject is scheduled to undergo further renovation for an all-inclusive cost of $1,092,381 ($10,404 per key) in the fourth quarter of 2007, which will include new carpet, wall vinyl, lobby refurnishings, and refinished bathtubs.

- The Amesbury Area benefits from a variety of tourist and leisure activities including its proximity to the ocean, Newburyport, Maudslay State Park, and Amesbury Treasures. In addition, the market benefits from its proximity to several universities generating a steady demand from graduation ceremonies, sporting events, and other activities throughout the year. The Subject's primary competitive set is comprised of three hotels totaling 397 rooms. Based on the STR Report for the period ending T-12 June 2007, the subject achieved occupancy of 61.7%, an ADR of $92.74 and a RevPAR of $57.20. The Subject is well positioned in the competitive set with an occupancy penetration of 102.6% and a RevPAR penetration of 129.2%.

FAIRFIELD - PORTSMOUTH

- The Fairfield Inn by Marriott - Portsmouth (the "Subject") is a 105-room limited service hotel originally built in 1986. The Subject is located at 650 Borthwick Avenue Extension in Portsmouth, New Hampshire. Primary regional access through the area is provided by Interstate 95 and U.S. Route 1, which both provide access to Portland, Maine and Boston, Massachusetts. Recent upgrades include the resurfacing of the parking lot in 2005 and the purchasing of new soft goods for all guest rooms in 2006. The Subject is scheduled to undergo renovations for an all-inclusive cost of $1,124,519 ($10,710 per key) in the last quarter of 2007, which will include new paint for the building's exterior, new lobby and breakfast area improvements, and the installation of new artwork, wall coverings, and interior signage throughout the corridors. The guestrooms will also benefit from new carpet, draperies, chairs, artwork, doors, and refinished bathtubs.

- The Portsmouth area benefits from a variety of tourist and leisure activities such as Strawbery Banke - a ten acre waterfront neighborhood named by the first settlers in 1630 - and the Portsmouth Harbor Light - a Revolutionary War fortification constructed in 1877. The Subject's primary competitive set is comprised of four hotels totaling 463 guestrooms. Based on the STR Report for the period ending T-12 June 2007, the Subject achieved occupancy of 63.2%, an ADR of $100.28 and a RevPAR of $63.40. Taking into account market penetration factors, the Subject achieved an occupancy penetration of 109.2% and a RevPAR penetration of 126.4%.

FAIRFIELD - EAST GREENBUSH

- The Fairfield Inn by Marriott - Greenbush (the "Subject") is a 105-room limited service hotel originally built in 1987. The Subject is

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

     located at 124 Troy Road in East Greenbush, New York, and is well served by the Albany International Airport, which is nine miles northwest of the subject site. Recent upgrades include a roof replacement in 2005 and the resurfacing of the parking lot and pool in 2006. The Subject is scheduled to undergo further renovation for an all-inclusive cost of $1,061,579 ($10,110 per key) in the last quarter of 2007, which will include substantial guestroom renovations and lobby and breakfast area improvements.

- The East Greenbush Area benefits from tourist attractions such as the New York State Capitol building, the New York State Museum, and the National Baseball Hall of Fame and Museum. The East Greenbush Tech Park has also increased economic growth and employment opportunities, resulting in a positive outlook for the local market. The Subject's primary competitive set is comprised of five hotels totaling 470 guestrooms. Based on the STR Report for the period ending T-12 June 2007, the Subject achieved occupancy of 65.3%, an ADR of $88.58 and a RevPAR of $57.83. The Subject has historically outperformed the competitive set, resulting in an occupancy penetration of 105.0% and a RevPAR penetration of 116.7%.

FAIRFIELD - MANCHESTER

- The Fairfield Inn by Marriott - Manchester (the "Subject") is a 102-room limited service hotel originally built in 1982. The Subject is located at 860 South Porter Street in Manchester, New Hampshire, and is well served by the Manchester- Boston Regional Airport, which is two miles southwest of the subject site. Primary regional access through the area is provided by Interstate 93 - a major thoroughfare that provides access to Boston and Concord, Massachusetts. Recent upgrades include repairs to the sidewalks and signage, the purchase of a new in-house dryer, and new breakfast equipment in 2006. Additionally, the Subject is scheduled to undergo further renovation for an all-inclusive cost of $1,183,390 ($11,270 per key) in the last quarter of 2007, which will primarily be used for lobby improvements, repainting the building's exterior, and various guestroom upgrades.

- The Manchester area benefits from a variety of tourist and leisure activities such as the Verizon Wireless Arena, the Palace Theatre, The Currier Museum of Art, and Canobie Lake Park - one of the oldest amusement parks in the country. The Subject's primary competitive set is comprised of four hotels totaling 462 guestrooms. Based on the STR Report for the period ending T-12 June 2007, the Subject achieved occupancy of 71.4%, an ADR of $85.86 and a RevPAR of $61.31. Taking into account market penetration factors, the Subject achieved an occupancy penetration of 113.5% and a RevPAR penetration of 108.6%.

FAIRFIELD - MILFORD

- The Fairfield Inn by Marriott - Milford (the "Subject") is a 104-room limited service hotel originally built in 1987. The Subject is located at 111 Schoolhouse Road in Milford, Connecticut. Primary regional access through the area is provided by Interstate 95 - a major thoroughfare that provides access to New Haven, Connecticut and New York, New York. The Subject is also in close proximity to Interstate 84, which provides additional access to cities such as Hartford and Waterbury, Connecticut. Recent upgrades include the resurfacing of the parking lot in 2005 and the purchasing of new soft goods for all guestrooms in 2006. The Subject is scheduled to undergo further renovation for an all-inclusive cost of $1,172,444 ($11,274 per key) in the last quarter of 2007, which will primarily be used for implementing new lobby and breakfast area furnishings, installing new wall coverings and artwork, and improving the decor of the guestrooms.

- The Milford area benefits from a variety of tourist and leisure activities such as Long Island Sound, The Shubert Theatre, Silver Sands State Park, and the Audubon Coastal Center. In addition, Subway headquarters are located in Milford, and the food chain provides 20,000 room nights per year for the market. The Subject's primary competitive set is comprised of four hotels totaling 582 guestrooms. Based on the STR Report for the period ending T-12 June 2007, the Subject achieved occupancy of 67.1%, an ADR of $79.02 and a RevPAR of $53.05. The Subject has historically outperformed the competitive set resulting in an occupancy penetration of 117.3% and a RevPAR penetration of 116.5%.

- Och-Ziff Real Estate TE Fund, L.P. (or "Och-Ziff") is the sponsor of the transaction. Och-Ziff was co-founded by Stavros P. Galiotos and Steven E. Orbuch to make investments in real estate and real estate related assets. The principals at Och-Ziff have acquired over $2 billion of real estate assets including 8 million square feet of office and industrial property, over 10,000 multifamily

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

     and senior housing units, 2,000 hotel rooms and 7 million square feet of retail assets throughout the United States. Prior to forming Och-Ziff Real Estate, Messrs. Galiotos and Orbuch were responsible for investing capital on behalf of Blackstone's domestic real estate funds, including Blackstone Real Estate Partners I, II, III and IV.

- Och-Ziff Real Estate is part of Och-Ziff Capital Management, which is a global institutional asset management firm based in New York with offices in London and Hong Kong. The firm conducts its investment activities through four separate funds with total capital commitments of over $25 billion. The firm focuses on convertible arbitrage, global merger arbitrage, event driven equity restructurings, distressed credits and real estate.

- Prospera Hospitality manages the subject properties. The key executives of Prospera have worked together for more than 20 years developing a proven approach to management, re-positioning, acquisition and development of limited and full services independent and branded hotels and resorts. Having all previously worked at Interstate Hotels Corporation, the executive team has managed 91 Marriott-branded hotels, 101 Hilton-branded hotels, 8 Starwood-branded hotels and 47 independent hotels. Prospera Hospitality currently manages 1,860 rooms across 13 full service and limited service hotels including the Fairfield Inn Portfolio.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

HOTEL OPERATING PERFORMANCE SCHEDULE

  YEAR    OCCUPANCY    ADR     REVPAR
-------------------------------------
U/W         58.0%     $91.45   $51.79
T-12(1)     58.0%     $91.45   $51.79
2006        62.4%     $80.70   $50.38
2005        58.4%     $77.64   $45.36

(1)  Data based on the trailing twelve months ended July 31, 2007.

(2) Table represents weighted average results for the portfolio by number of rooms.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                           [INTENTIONALLY LEFT BLANK]

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                               MESILLA VALLEY MALL

                                    [GRAPHIC]

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                LOAN INFORMATION

ORIGINAL PRINCIPAL BALANCE:         $54,000,000
CUT-OFF DATE PRINCIPAL
BALANCE(1):                         $54,000,000
FIRST PAYMENT DATE:                 September 11, 2007
MORTGAGE INTEREST RATE:             5.7990% per annum
AMORTIZATION TERM:                  Interest-only
HYPERAMORTIZATION:                  N/A
ARD DATE:                           N/A
MATURITY DATE:                      July 11, 2017
MATURITY/ARD BALANCE:               $54,000,000
INTEREST CALCULATION:               Actual/360
CALL PROTECTION:                    Lockout/defeasance until the date that is
                                    three (3) months prior to the Maturity Date.
LOAN PER SF(1):                     $145
UP-FRONT RESERVES:                  TI/LC Reserve:              $877,251(2)
                                    Unfunded Obligations
                                    Reserve:                    $181,888(3)
ONGOING RESERVES:                   Tax and Insurance Reserve:       Yes(4)
                                    Replacement Reserve:             $6,206
                                    TI/LC Reserve:                   $9,309
LOCKBOX:                            Springing
SUBORDINATE FINANCING:              Yes(5)

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:             Single Asset
PROPERTY TYPE:                      Retail
PROPERTY SUB-TYPE:                  Anchored
LOCATION:                           Las Cruces, New Mexico
YEAR BUILT/RENOVATED:               1981/2005
SQUARE FEET:                        372,483
OCCUPANCY AT U/W(6):                93%
OWNERSHIP INTEREST:                 Fee

                                       % OF TOTAL      LEASE
MAJOR TENANT(S)                NRSF       NRSF      EXPIRATION
---------------               ------   ----------   ----------
Sears                         68,481      18.4%      7/31/2031
Barnes & Noble                23,449       6.3%      1/31/2013
Shoe Pavilion                 14,111       3.8%      8/31/2017

PROPERTY MANAGEMENT: Jones Lang LaSalle Americas, Inc.

                             12/31/2005   12/31/2006    4/30/2007      U/W
                             ----------   ----------   ----------   ----------
NET OPERATING INCOME:        $3,898,473   $3,980,961   $4,273,554   $5,144,967
NET CASH FLOW:                                                      $4,283,297
DSCR:                                                                    1.35x

APPRAISED VALUE:                    $66,000,000
APPRAISAL DATE:                     June 14, 2007
CUT-OFF DATE LTV RATIO(1):          81.8%
MATURITY/ARD LTV RATIO:             81.8%

(1)  Based on the November 2007 cut-off date principal balance.

(2) The TI/LC Reserve was established at closing to fund tenant improvement and leasing commission costs in connection with replacing tenants at the Mesilla Valley Mall Property.

(3) The unfunded obligations reserve was established at closing to fund payments to tenants in accordance with the leases for unfunded tenant improvements.

(4) The borrower is required to make monthly payments into a tax and insurance reserve to accumulate funds necessary (a) to pay all taxes prior to their respective due dates and (b) to pay insurance premiums prior to the expiration of the related policies.

(5) The holder of the membership interests in the sole member of the borrower has incurred debt in the form of a bridge loan from Column Financial, Inc. in the principal amount of $75,487,000.00 at an interest rate of LIBOR plus 1.25% and with a maturity date of March 31, 2008 (as such date may be extended for up to 120 days). Future mezzanine debt is permitted subject to conditions set forth in the loan documents.

(6)  Based on the May 31, 2007 rent roll.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                             Additional Information

- Mesilla Valley Mall (the "Property") is a single-level, enclosed regional mall located at the southeast corner of the Interstate 25-Lohman Avenue intersection within the eastern portion of Las Cruces, New Mexico. Originally constructed in 1981 and renovated in 2005, the Property totals
     74.75 acres and 583,737 rentable square feet, 211,254 of which is tenant-owned. The $4.0 million renovation included the remodeling of all common areas, replacing the roof and repairing the 4,359 space parking lot. The Property benefits from extensive frontage along the east side of Interstate 25, a major North-South highway in the western United States. The Property, additionally, benefits from secondary frontage on the west side of Telshor Boulevard with three signaled access points from the street.

- As the largest tenant, Sears occupies 68,481 square feet through July 2031. In addition to its base rent of $2.15 per square foot, it also pays a percentage rent of 2.5% of net sales between $6,192,000 and $6,500,000, 2.0% of net sales in between $6,500,000 and $8,500,000 and 1.5% of net sales in excess of $8,500,000, not to exceed base rent in any lease year. Sears (S&P/Moody's/Fitch: BB+/Ba1/BB) is the nation's fourth largest broadline retailer, Sears operates 3,800 stores in three segments including Kmart, Sears and Sears Canada, achieving more than $50 billion in revenue. In 2006, the Mesilla Valley Mall location achieved total sales of $14.8 million, which equates to sales of $215.95 per square foot and an occupancy cost of 2.4%.

- The second largest tenant, Barnes & Noble (6.3% of NRA; $14.93/sf; Lease Exp. 1/31/2013), has been at the Property since August 2003 and is currently occupying 23,449 square feet. Listed on the New York Stock exchange and had been rated Ba3 by Moody's, Barnes & Noble is the pioneer of the book superstore with 793 stores throughout all 50 states and e-commerce operations in over 200 countries. In 2006, the store achieved sales of $231.03 per square foot and an occupancy cost of 6.5%.

- Shoe Pavilion (3.8% of NRA; $20.00/sf; Lease Exp. 8/31/2017), the largest independent off-price footwear retailer on the West Coast, has been at the property since August 2007 and currently occupies 10,777 square feet as the Property's third largest tenant. The company is a Nasdaq-listed shoe retailer operating in the Western and Southwestern United States. In 2006 alone, Shoe Pavilion opened 108 stores in Washington, Oregon, California, Arizona, Nevada, Texas and New Mexico. In 2006, the company grossed revenues of $131.3 million and currently has market capitalization of approximately $25.0 million

- Other national inline tenants include Victoria's Secret, Anna's Linens, Hollister & Co., Footlocker, Famous Footwear, Express, American Eagle Outfitters, Kay Jewelers and General Nutrition Center. New tenants and renewals include the Sunglass Hut, Master Cuts, Rue 21, Regis and Diamond Wireless. In total, the Subject is comprised of 69 tenants, including anchors, kiosks and food courts. As of May 2007, the Property was 92.7% occupied with 54 inline tenants paying base rents ranging from $6.46 to $54.58 per square foot with a weighted average base rent of $13.74 per square foot. For tenants that report, average in-line sales per square foot for 2004, 2005 and 2006 were $228.41, $234.72 and $236.77, respectively, with an average occupancy cost of approximately 12.2%. The appraiser concluded a range of market rents for spaces of various sizes which results in a market rent of $19.90 per square foot for the vacant space at this property, which allows for additional growth in income for the Property.

- The Subject is located in Dona Ana County, which has a population of 190,974 per the appraisal. The county is growing at a rate of 1.50% annually, which is above the national annual growth rate of 0.96% for 2000 through 2006. The average household income in the area is $47,262 and is growing at a rate of 2.72%, which is above the national annual growth rate of 2.53% for 2000 through 2006. Per the appraiser, Las Cruces is the fastest growing metro area in New Mexico and among the top ten in the United States. MONEY MAGAZINE named Las Cruces a top area in the United States to retire. Also, FORBES magazine and the Milken Institute considered Las Cruces to be "Ranked the Best" small metro area to do business. In 2006, retail sales in Las Cruces reached $1.81 billion and are expected to continue to grow.

- The mall is bordered by Interstate 25 and several neighborhood and community commercial developments that help create the surrounding retail hub. Commercial development in the area consists of restaurants, freestanding stores, strip centers and big box retailers. Some of these surrounding retail properties compete with the mall, but the closest direct competitor, Sunland Park, is a regional mall located 45 miles south in Texas. At this time there are no additional developments planned for the area, so Mesilla Valley will continue to draw from five surrounding counties with its unique merchandising mix.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

- According to the appraisal, the area's emerging growth driver is the Aerospace industry. In the short term, the Las Cruces leisure/hospitality employment base is expected to expand at a rate that is nearly twice as fast as the forecasted 2% growth rate for the United States, whereas long-term implications are even more pervasive. A study by the University of New Mexico estimates that the space port will employ over 3,000 people in its fifth year of operation with a payroll in excess of $300 million.

- The sponsor for this loan is a joint venture between Babcock & Brown Real Estate Investments, LLC ("Babcock") and Gregory Greenfield & Associates ("Gregory"), who also functions as the asset manager. Babcock recently acquired Gregory in conjunction with a portfolio of eight regional shopping malls. Together, they have a combined net worth of approximately $236.8 million and liquidity of approximately $29.4 million.

     - Babcock & Brown Real Estate Holdings Inc. is a global investment and advisory firm with longstanding capabilities in structured finance and the creation, syndication and management of asset and cash flow-based investments. Babcock & Brown was founded in San Francisco in 1977 and operates in 26 offices across Australia, North America, Europe, Asia, United Arab Emirates and Africa, and has in excess of 1,000 employees worldwide. Babcock & Brown has five operating divisions: real estate, infrastructure and project finance, operating leasing, structured finance and corporate finance. The company has established a specialized asset management platform across the operating divisions, which has resulted in the establishment of a number of listed and unlisted focused investment vehicles in areas including real estate, renewable energy and infrastructure. As of December 2006, the value of their portfolio was $7.4 billion with $891.0 million invested in the United States, 59.3% of which was invested in retail properties.

     - Gregory, which controlled the Property prior to the joint venture, is an Atlanta-based real estate investment, leasing and development company, focused on the acquisition and repositioning of regional shopping malls for its portfolios. As of July 2007, its total asset management portfolio included 22 malls worth $1.7 billion.

- The Subject is managed by Jones Lang LaSalle Americas, Inc. ("Jones"), an industry leader in property and corporate facility management services with a portfolio of over 1.1 billion square feet worldwide. The company provides comprehensive integrated real estate and investment management expertise locally, regionally and globally to owner, occupier and investor clients, resulting in 2006 revenue exceeding $2 billion. Services available include: agency leasing, capital markets, construction, corporate capital markets, corporate property services, development management, development strategy, facility management, government investor services, industrial services, investment sales, lease administration, real estate investment banking, site acquisition, six sigma real estate solutions, strategic consulting and tenant representation.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

LEASE ROLLOVER SCHEDULE(1,2,3)

                                                                           % OF TOTAL BASE   CUMULATIVE % OF
         # OF LEASES   AVERAGE BASE RENT   % OF TOTAL SF    CUMULATIVE %   RENTAL REVENUES    TOTAL RENTAL
 YEAR      ROLLING      PER SF ROLLING        ROLLING      OF SF ROLLING        ROLLING      REVENUES ROLLING
------------------------------------------------------------------------------------------------------------
  2007        6            $11.74               7.8%           7.8%              7.3%             7.3%
  2008       12            $12.08              15.1%          22.9%             14.6%            21.9%
  2009        5            $32.76               2.1%          25.0%              5.5%            27.4%
  2010        3            $21.42               2.0%          27.0%              3.4%            30.8%
  2011        3            $16.65               3.6%          30.6%              4.8%            35.6%
  2012        8            $22.01               4.3%          34.9%              7.5%            43.1%
  2013        7            $15.70              14.9%          49.8%             18.7%            61.8%
  2014        2            $13.52               2.4%          52.2%              2.6%            64.4%
  2015        6            $25.65               3.0%          55.2%              6.1%            70.5%
  2016       10            $22.13              10.4%          65.5%             18.3%            88.8%
  2017        5            $11.40               6.6%          72.2%              6.1%            94.9%
 >2017        2            $ 3.13              20.5%          92.7%              5.1%           100.0%
Vacant      N/A               N/A               7.3%         100.0%              N/A              N/A

(1)  Data based on rent roll dated May 31, 2007.

(2) For tenants paying percentage rent in lieu, rent is based on percentage rent paid on their first full year of sales.

(3)  Innovus ATM, occupying 10 square feet, was excluded.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                           [INTENTIONALLY LEFT BLANK]

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                          OLENTANGY COMMONS APARTMENTS

                                    [GRAPHIC]

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                LOAN INFORMATION

ORIGINAL PRINCIPAL BALANCE:         $49,600,000
CUT-OFF DATE PRINCIPAL
BALANCE(1):                         $49,600,000
FIRST PAYMENT DATE:                 July 1, 2007
MORTGAGE INTEREST RATE:             5.6600% per annum
AMORTIZATION TERM:                  Interest-only
HYPERAMORTIZATION:                  N/A
ARD DATE:                           N/A
MATURITY DATE:                      June 1, 2012
MATURITY/ARD BALANCE:               $49,600,000
INTEREST CALCULATION:               Actual/360
CALL PROTECTION:                    Lockout/defeasance until the date that is
                                    two (2) months prior to the Maturity Date.
LOAN PER UNIT(1):                   $59,976(1)
UP-FRONT RESERVES:                  Earnout Reserve:             $4,600,000(2)
ONGOING RESERVES:                   Tax and Insurance Reserve:          Yes(3)
                                    Replacement Reserve:          Springing(4)
                                    Seasonality Reserve:          Springing(5)
LOCKBOX:                            N/A
SUBORDINATE FINANCING:              Yes(6)

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:             Single Asset
PROPERTY TYPE:                      Multifamily
PROPERTY SUB-TYPE:                  Conventional
LOCATION:                           Columbus, Ohio
YEAR BUILT/RENOVATED:               1972/2007
UNITS:                              827
OCCUPANCY AT U/W(7):                92%
OWNERSHIP INTEREST:                 Fee
PROPERTY MANAGEMENT:                Crawford Communities, LLC

                                    12/31/2006    4/30/2007        U/W
                                    ----------   ----------    ----------
NET OPERATING INCOME:               $3,374,662   $4,166,142    $4,877,505
NET CASH FLOW:                      $3,373,033   $4,166,142    $4,635,749
DSCR:                                    1.19x        1.46x         1.63x

APPRAISED VALUE(8):                 $58,500,000
APPRAISAL DATE:                     February 22, 2007
CUT-OFF DATE LTV RATIO(9):          84.8%
MATURITY/ARD LTV RATIO(9):          84.8%

(1)  Based on the November 2007 cut-off date principal balance.

(2) The earnout reserve was established at closing and provides for four releases of escrowed funds based upon incremental increases of the debt service coverage ratio at the Olentangy Commons Apartments Property.

(3) The borrower is required to make monthly payments into a tax and insurance reserve to accumulate funds necessary to (a) pay all taxes prior to their respective due dates and (b) pay insurance premiums prior to the expiration of the related policies.

(4) If there is (i) an event of default or (ii) a failure on or before June 1, 2009 to either (a) complete certain renovations at the Olentangy Commons Apartments Property, or (b) satisfy the criteria to receive the first two releases under the earnout reserve, the borrower is required to deposit $20,146.33 per month into a replacement reserve to fund ongoing repairs and replacements at the Olentangy Commons Apartments Property.

(5) If the holder of the Olentangy Commons Apartments Loan determines that cash flow at the Olentangy Commons Apartments Property is insufficient to support debt service and reserve payments during certain periods throughout the term of the Olentangy Commons Apartments Loan, the borrower is required to make monthly payments into a seasonality reserve.

(6) The sole member of the borrower has incurred mezzanine indebtedness in the aggregate principal amount of $9,000,000.

(7)  Based on the October 11, 2007 rent roll.

(8) Appraised Value represents the "As Is" value. The "As Stabilized" Value as of October 1, 2010 is $77,700,000.

(9) The LTV% based on the "As Stabilized" appraised value of $77,700,000 is 63.8%.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                             Additional Information

- The Olentangy Commons Apartments property is a garden style, multi-family property located in Columbus, Franklin County, Ohio, which is largely occupied by students. Built in 1972, Olentangy Commons Apartments consists of 101 residential buildings containing 827 units, located on 76 acres. The property consists of 129 one-bedroom units, 474 two-bedroom units, and 224 three-bedroom units. There are 12 floor plans available which range from 1 bedroom 1 bath garden style apartments to 3 bedroom 2.5 bath town homes with finished basements and two car garages. The borrower has started the $7.7 million planned renovations for the property and has invested $1.8 million thus far. Renovations include kitchen and bath remodeling, new flooring throughout, new windows and doors, as well as furnace and hot water heater replacements. As of October 2007, 54 units have been renovated, and an additional 51 units are in progress with 4-5 units being completed per week. Additional completed renovations include wireless Internet for the entire property, completion of the coffee shop, and installation of wireless security systems.

- Standard interior amenities include refrigerator, dishwasher, garbage disposal and washer/dryer hookups. Also, washer/dryer units are available for lease. Site amenities include a clubhouse with a fitness center, laundry facility, kitchen area, billiard table, and TV room, as well as a swimming pool, basketball and tennis courts, walking trails, wireless Internet, on-site coffee shop, and free monitored security. The subject contains 1,728 parking spaces, of which 120 are attached garage spaces within 60 two-car garages, and is extensively landscaped.

- Average rents at the property are $651 per month for one-bedroom units, $913 for two-bedroom units, and $1,188 for three-bedroom units. The occupancy is 92% per the October 11, 2007 rent roll.

- The Olentangy Commons Apartments property is located on the west side of Olentangy River Road, north of Henderson Road, with the city of Upper Arlington to the south, Interstate 270 four miles to the north and west, and the Scioto River to the east. The property is located approximately six miles north of Ohio State University and approximately seven miles northwest of the Columbus Central Business District. The surrounding area is developed with primarily residential, office, and retail uses.

- The 2006 enrollment for Ohio State University at the Columbus campus was 51,818, ranking first in the nation among public universities in the United States. Ohio State University has 8,814 on-campus beds available, which is 17% of the total enrollment. Other colleges located in the area include:
     Capital University, Capital University Law School, Columbus College of Art and Design, Columbus State Community College, Denison University, DeVry Institute of Technology, Franklin University, Ohio Dominican College, Ohio Wesleyan University, and Otterbein College.

- The Olentangy Commons Apartments property is located in the Upper Arlington/North Columbus Submarket. Reis reports a total of 39 multi-family properties consisting of 9,216 units in the Upper Arlington/North Columbus Submarket for the second quarter 2007. Reis reported 2Q07 occupancy at 94.8%, up from 94% occupancy reported 1Q07. The occupancy of the six comparable properties surveyed by the appraiser range from 97%-100% with a weighted average occupancy of 98.4%.

- The borrower is Olentangy Commons Columbus Acquisition, LLC, and the majority ownership is held by the indemnitors, Brent D. Crawford and Robert
     C. Hoying. The Crawford Hoying family of companies specializes in land identification, contract negotiation, finance procurement, property management, grounds maintenance, building construction, leasing, insurance and consulting.

- The property is managed by Crawford Communities, LLC. Since 1997, Crawford Communities has brokered more than $350 million in real estate transactions and has provided housing for more than 25,000 residents. The company currently owns and/or manages more than 4 million square feet of property in Central Ohio.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                           [INTENTIONALLY LEFT BLANK]

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                           [INTENTIONALLY LEFT BLANK]

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                           [INTENTIONALLY LEFT BLANK]

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CREDIT SUISSE

                        REAL ESTATE DEBT CAPITAL MARKETS

CONTACT                     PHONE         FAX            E-MAIL
BARRY POLEN
MANAGING DIRECTOR          212.325.3295   212.325.8104   barry.polen@credit-suisse.com

KEN RIVKIN
MANAGING DIRECTOR          212.538.8737   212.743.4762   ken.rivkin@credit-suisse.com

CHRIS ANDERSON
MANAGING DIRECTOR          212.325.3295   212.743.4790   chris.anderson@credit-suisse.com

ANDREW WINER
DIRECTOR                   212.325.3295   212.743.4521   andrew.winer@credit-suisse.com

DEREK BARCELONA
DIRECTOR                   212.325.2648   212.743.5830   derek.barcelona@credit-suisse.com

JASON FRUCHTMAN
VICE PRESIDENT             212.325.3492   212.743.4827   jason.fruchtman@credit-suisse.com

GLEN JACKWICZ
ASSISTANT VICE PRESIDENT   212.325.3295   917.326.3142   glen.jackwicz@credit-suisse.com

WILLIAM CUMBY
ASSOCIATE                  212.325.3295   212.743.4723   william.cumby@credit-suisse.com

                               STRUCTURED FINANCE

CONTACT                     PHONE         FAX            E-MAIL
JEFFREY ALTABEF
MANAGING DIRECTOR          212.325.5584   212.322-1534   jeffrey.altabef@credit-suisse.com

REESE MASON
MANAGING DIRECTOR          212.325.8661   212.743.3416   reese.mason@credit-suisse.com

MICHAEL ZAMPETTI
ASSOCIATE                  212.325.3926   212.743.4820   michael.zampetti@credit-suisse.com

NICHOLAS DIAMOND
ASSOCIATE                  212.538.1808   917.325.7874   nicholas.diamond@credit-suisse.com

MICHAEL COSTELLO
ANALYST                    212.538.2215   212.322.0903   michael.costello@credit-suisse.com

JONATHAN LUWISCH
ANALYST                    212.538.2218   212.743.4070   jonathan.luwisch@credit-suisse.com

AUDREY HUZENIS
ANALYST                    212.538.0565   212.325.8253   audrey.huzenis@credit-suisse.com

JOEL MONTANIEL
ANALYST                    212.538.0538   212.325.8253   joel.montaniel@credit-suisse.com

ALLIE PAGE
ANALYST                    212.325.9318   212.743.4497   allie.page@credit-suisse.com

KRISTIE RYAN
ANALYST                    212.538.2815   212.743.4495   kristie.ryan@credit-suisse.com

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.